CUSIP Number 36559B104                                       NASDAQ Symbol CPGRX

________________________________________________________________________________

                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                 A series of the
                         Gardner Lewis Investment Trust
________________________________________________________________________________


                                   PROSPECTUS
                                February 28, 2006




The Chesapeake Aggressive Growth Fund ("Fund") seeks capital appreciation. Current income is a secondary consideration in selecting portfolio investments. In seeking to achieve its objective, the Fund will invest primarily in equity securities of smaller capitalization companies.





                               Investment Advisor
                               ------------------

                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317

                                 1-800-430-3863





The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----

THE FUND.....................................................................2
-------
   Investment Objective......................................................2
   Principal Investment Strategies...........................................2
   Principal Risks of Investing in the Fund..................................3
   Bar Chart and Performance Table...........................................5
   Fees and Expenses of the Fund.............................................7


MANAGEMENT OF THE FUND.......................................................8
----------------------

  The Investment Advisor.....................................................8
  The Administrator..........................................................9
  The Transfer Agent.........................................................9
  The Distributor............................................................9


INVESTING IN THE FUND........................................................10
---------------------

   Minimum Investment........................................................10
   Purchase and Redemption Price.............................................10
   Purchasing Shares.........................................................12
   Redeeming Your Shares.....................................................14
   Frequent Purchases and Redemptions........................................16


OTHER IMPORTANT INVESTMENT INFORMATION.......................................18
--------------------------------------

   Dividends, Distributions, and Taxes.......................................18
   Financial Highlights......................................................20
   Additional Information............................................Back Cover







                NOTICE: CLOSURE OF THE FUND TO MOST NEW INVESTORS

In December 1994, Gardner Lewis Asset Management L.P. ("Advisor"), the Fund's investment advisor, determined that the Fund had reached an asset base that allowed for both efficiency and maneuverability. Because the Fund did not wish to compromise this position, the Board of Trustees ("Trustees") of the Gardner Lewis Investment Trust determined that it would be advisable to close the Fund to most new investors effective December 23, 1994. As conditions change in the securities markets, the Trustees may or may not determine to reopen the Fund to new shareholders. Existing shareholders may continue to make additional investments.

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The investment objective of The Chesapeake Aggressive Growth Fund is to seek capital appreciation. Current income is a secondary consideration in selecting portfolio investments. In seeking to achieve its objective, the Fund will invest primarily in equity securities of smaller capitalization companies.


PRINCIPAL INVESTMENT STRATEGIES

The Fund's portfolio will include equity securities of those companies which the Advisor feels show superior prospects for growth. The Advisor will focus attention on those companies, which in the view of the Advisor, exhibit internal changes such as a promising new product, new distribution strategy, new manufacturing technology, new management team or management philosophy. Many of the portfolio companies are responsible for technological breakthroughs and/or unique solutions to market needs. By focusing upon internal rather than external factors, the Fund will seek to minimize the risk associated with macro-economic forces such as changes in commodity prices and interest rates.

In selecting portfolio companies, the Advisor uses analysis, which includes the growth rate in earnings, financial performance, management strengths and weaknesses, and current market valuation in relation to earnings growth as well as historic and comparable company valuations. The Advisor also analyzes the level and nature of the company's debt, cash flow, working capital and the quality of the company's assets. Typically, companies included in the Fund's portfolio will show strong earnings growth versus the previous year's comparable period. The Advisor generally avoids companies that have excessive levels of debt.

By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies undergoing positive changes that have not been recognized by "Wall Street" analysts and the financial press. Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor believes these companies offer unique and potentially superior investment opportunities. The Advisor favors portfolio companies that are selling at a stock price not fully reflective of their growth rates.

While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

     (a) The anticipated price appreciation has been achieved or is no longer probable;
     (b) The company's fundamentals appear, in the analysis of the Advisor, to be deteriorating;
     (c) General market expectations regarding the company's future performance exceed those expectations held by the Advisor; or
     (d) Alternative investments offer, in the view of the Advisor, superior potential for appreciation.

Disclosure  of  Portfolio  Holdings.  The Fund  may,  from  time to  time,  make available portfolio holdings information on its website at http://www.chesapeakefunds.com, including lists of the ten largest holdings and the complete portfolio holdings as of the end of each calendar quarter. To reach this information, use the link to "The Funds" that is located on the left portion of the home page and then access the Fund's fact sheet. A link to the list of the Fund's complete portfolio holdings is located beneath the list of the Fund's ten largest holdings. This information is generally posted to the website within thirty days of the end of each calendar quarter and remains available until new information for the next calendar quarter is posted. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").


PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in the securities of small-cap companies. An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The following section describes some of the risks involved with portfolio investments of the Fund.

Small-Cap Stocks. Investing in the securities of small-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of small-cap companies usually have more limited marketability and therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because small-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that small-cap companies often have limited product lines, markets or financial resources and may lack management depth. Additionally, small-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning small-cap companies than for larger, more established companies.

Although investing in securities of small-cap companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in larger, more established companies.

Fluctuation in Value. To the extent that the majority of the Fund's portfolio consists of common stocks, it is expected that the Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities. To the extent that the Fund invests in securities of companies that are undergoing internal change, such as implementing new strategies or introducing new technologies, investment in the Fund may involve greater than average risk due to the unproven nature of such securities. As noted above, the Fund may invest a significant portion of its assets in the securities of smaller capitalization companies. To the extent the Fund's assets are invested in smaller capitalization companies, the Fund may exhibit more volatility than if it were invested in large capitalization companies.

Diversification. Risk mitigation is a critical part of the investment strategy. Therefore, it is believed that portfolios should be insulated from both individual company and sector specific volatility. With this in mind, Fund portfolio holdings are broadly diversified with positions typically ranging from one to three percent, at cost, and with approximately 15 industry groups represented.

Investment Advisor Risk. The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

Portfolio Turnover. The Fund sells portfolio securities without regard to the length of time they have been held in order to take advantage of investment opportunities. Nevertheless, by utilizing the approach to investing described herein, portfolio turnover in the Fund is expected to average between 75% and

100% and will generally not exceed 125%. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rate for prior periods.

Short-Term Investments. As a temporary defensive measure in response to adverse market, economic, political or other conditions, the Advisor may determine from time to time that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund will also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.

BAR CHART AND PERFORMANCE TABLE

The bar chart shown below provides an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's performance from year to year. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[BAR CHART HERE]

                          Year to Year Total Returns
                              (as of December 31)
                              -------------------

                                 1996 -  10.83%
                                 1997 -  15.18%
                                 1998 -  -3.40%
                                 1999 -  49.43%
                                 2000 - -17.21%
                                 2001 - -13.53%
                                 2002 - -29.95%
                                 2003 -  42.52%
                                 2004 -   4.33%
                                 2005 -  -8.94%


o During the 10-year period shown in the bar chart, the highest return for a calendar quarter was 37.13% (quarter ended December 31, 1999).
o During the 10-year period shown in the bar chart, the lowest return for a calendar quarter was (29.33)% (quarter ended September 30, 1998).
o The year-to-date return of the Fund as of the most recent calendar quarter was (8.94)% (quarter ended December 31, 2005).
o Sales loads are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

The table shown below provides an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years, and ten years compare to those of a broad-based securities market index and an index of small capitalization stocks. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

-------------------------------------------- --------- ----------- ------------
Average Annual Total Returns                    Past       Past       Past
Periods Ended December 31, 2005                1 Year    5 Years    10 Years
-------------------------------------------- --------- ---------- ------------
The Chesapeake Aggressive Growth Fund*
  Before taxes on distributions               (11.67)%    (4.47)%     1.95 %
  After taxes on distributions                (14.69)%    (5.34)%     0.06 %
  After taxes on distributions and sale
     of shares                                 (3.51)%    (3.79)%     1.12 %
-------------------------------------------- --------- ----------- ------------
Russell 2000 Index**                            4.62 %     8.29 %     9.34 %
-------------------------------------------- --------- ----------- ------------
S&P 500 Total Return Index**                    4.91 %     0.54 %     9.07 %
-------------------------------------------- --------- ----------- ------------

* Maximum sales loads are reflected in the table above for the Fund.
**The Russell 2000 Index is a widely recognized, unmanaged index of small capitalization stocks. The S&P 500 Total Return Index is the Standard & Poor's Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in these indices. These indices do not have an investment advisor and do not pay any commissions, expenses, or taxes. If these indices did pay commissions, expenses, or taxes, their returns would be lower.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                Shareholder Fees
               (fees that are paid directly from your investment)
               --------------------------------------------------

     Maximum Sales Charge (Load) Imposed On Purchases
        (as a percentage of offering price) ........................ ..3.00%
     Redemption Fee ....................................................None

                         Annual Fund Operating Expenses
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

     Management Fees...................................................1.25%
     Distribution and/or Service (12b-1) Fees...........................None
     Other Expenses....................................................1.09%
                                                                       -----
     Total Annual Fund Operating Expenses..............................2.34%*
                                                                       =====

* "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Fund for the fiscal year ended October 31, 2005. The Fund has entered into brokerage/service arrangements with several brokers through commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund). These portions are then used to offset overall Fund expenses. These oral arrangements are voluntary upon the part of the broker and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Board of Trustees of the Trust has reviewed these programs to insure compliance with the Fund's policies and procedures. In addition, the Board of Trustees of the Trust reviews the Fund's brokerage commissions quarterly to insure they are reasonable. There can be no assurance that these arrangements will continue in the future. For the fiscal year ended October 31, 2005, the amount of expenses paid by these brokers totaled 0.08% of the average daily net assets of the Fund. As a result of these arrangements, as a percentage of the average daily net assets of the Fund, the Total Annual Fund Operating Expenses were as follows:

              Total Annual Fund Operating Expenses for
              the fiscal year ended October 31, 2005..........2.26%

See the "Management of the Fund - Brokerage/Service Arrangements" section below for more information.


Example. This example shows you the expenses you may pay over time by investing in the Fund. Since all funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

   -------------------- ---------- ---------- ----------- ------------
     Period Invested      1 Year     3 Years    5 Years     10 Years
   -------------------- ---------- ---------- ----------- ------------
       Your Costs          $530      $1,009     $1,513      $2,896
   -------------------- ---------- ---------- ----------- ------------

                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

The Advisor is Gardner Lewis Asset Management L.P., which was established as a Delaware corporation in 1990, converted to a Pennsylvania limited partnership in 1994 and is controlled by W. Whitfield Gardner. Mr. Gardner, Chairman and Chief Executive Officer of the Advisor, and John L. Lewis, IV, President of the Advisor, are control persons by ownership of the Advisor and are also executive officers of the Trust. They have been responsible for the day-to-day management of the Fund's portfolio since its inception in 1993. They have been employed with the Advisor since its inception on April 2, 1990. As of February 2006, the Advisor serves as investment advisor to approximately $5.7 billion in assets, providing investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor's address is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317. The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended. Subject to the authority of the Trustees, the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 1.25%. Although the investment advisory fee is higher than that paid by many other investment companies, the Trustees believe the fee to be comparable to advisory fees paid by many funds having similar objectives and policies. The aggregate advisory fee paid to the Advisor by the Fund as a percentage of average net assets for the Fund's last fiscal year ended October 31, 2005, was 1.25%.

Disclosure Regarding Approval of the Investment Advisory Contract. A discussion regarding the Trustees' basis for approving the renewal of the investment advisory contract for the Fund is available in the Fund's annual report to shareholders for the fiscal year ended October 31, 2005 and, when available, the annual report for the fiscal year ending October 31, 2006. You may obtain a copy of these annual reports, free of charge, upon request to the Fund.

Brokerage/Service Arrangements. The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's expenses for the fiscal year ended October 31, 2005. This program has been reviewed by the Trustees, pursuant to the provisions and guidelines outlined in the securities laws and legal precedent of the United States. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor may not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner which the Advisor believes to be fair and reasonable to the Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair to the participating accounts, with any exceptions to such methods involving the Trust being reported to the Trustees.


THE ADMINISTRATOR

The Nottingham Company ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor to the Fund, and provides the Fund with certain administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Fund.


THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated below in the section "Investing in the Fund," the Transfer Agent will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund.


THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares under a distribution agreement ("Distribution Agreement"). The Distributor may sell the Fund's shares to or through qualified securities dealers or others.

Other Expenses. In addition to the management fees, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its independent auditors and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

Shares of the Fund are sold subject to a front-end sales charge (load) of 3.00%, so that the term "offering price" includes the front-end sales charge (load). Shares are redeemed at net asset value. The minimum initial investment is $25,000 and the minimum additional investment is $500 ($100 for those participating in the automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.


PURCHASE AND REDEMPTION PRICE

Sales Charges. The public offering price of shares of the Fund equals net asset value plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

-------------------------------------- ------------------ --------------------- ---------------------------------
                                        Sales Charge As      Sales Charge As           Dealer Discounts and
       Amount of Tranaction At             % of Net           % of Public            Brokerage Commissions as %
        Public Offering Price           Amount Invested       Offering Price         of Public Offering Price
-------------------------------------- ------------------ --------------------- ---------------------------------
          Less than $50,000                  3.09%               3.00%                       2.80%
-------------------------------------- ------------------ --------------------- ---------------------------------
   $50,000 but less than $250,000            2.04%               2.00%                       1.80%
-------------------------------------- ------------------ --------------------- ---------------------------------
          $250,000 or more                   1.01%               1.00%                       0.90%
-------------------------------------- ------------------ --------------------- ---------------------------------

From time to time, dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated or amended. The Distributor, at its expense, may, from time to time, provide additional promotional incentives to dealers who sell Fund shares.

Reduced Sales Charges

Concurrent Purchases. For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of the Fund and another series of the Trust affiliated with the Advisor and sold with a similar sales charge. This privilege may be modified or eliminated at any time by the Trust without notice.

Rights of Accumulation. The sales charge applicable to a current purchase of shares of the Fund by an investor is determined by adding the purchase price of shares to be purchased, including any combined concurrent purchases as described above, to the aggregate value of shares of the funds previously purchased and then owned, provided the Distributor is notified by such person or his/her broker-dealer each time a purchase is made which would so qualify. For example, a person who is purchasing Fund shares with an aggregate value of $50,000 and who currently owns shares of another series of the Trust with a similar sales load structure with a value of $200,000 would pay a sales charge of 1.00% of the offering price on the new investment.

Letter of Intent. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated 13-month period by completing the "Letter of Intent" section of the attached Fund Shares Application. Information about the "Letter of Intent" procedures, including its terms, is contained in the SAI and on the Fund Shares Application.

Group Plans. Shares of the Fund may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by its employees, members or participants. Information about such arrangements is available from the Distributor.

In order to obtain a reduced sales charge, it may be necessary at the time of purchase for a shareholder to inform the Fund, the Distributor, or his/her broker-dealer of the existence of other accounts or purchases which are eligible to be aggregated to obtain a reduced sales charge. A shareholder may be required to provide to the Fund, the Distributor, or his/her broker-dealer certain information to verify his/her eligibility for a reduced sales charge. This information may include, to the extent applicable, the following: (i) information or records regarding shares of the Fund or other funds eligible to be aggregated that are in all accounts (e.g., retirement accounts) held at the Fund by the shareholder; (ii) information or records regarding shares of the Fund or other funds eligible to be aggregated that are in accounts held at broker-dealers by the shareholder; and (iii) information or records regarding shares of the Fund or other funds eligible to be aggregated that are in accounts held at the Fund or at any broker-dealers by related parties of the shareholder, such as members of the same family or certain qualified groups.

See the SAI for additional information on reduced sales charges.

Information regarding the Fund's sales charges, as well as information regarding reduced sales charges (such as concurrent purchases, rights of accumulation, letters of intent, and group plans) and the terms and conditions for the purchase, pricing, and redemption of Fund shares is not available on the Fund's website since the Fund's website contains limited information, however, further information is available by calling the Fund at 1-800-430-3863.

Additional Information

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received, subject to the order being accepted by the Fund in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. To the extent that the Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate net asset value on business holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of the Fund's total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust's Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Fund's policies regarding fair value pricing are intended to result in a calculation of the Fund's net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Fund's normal pricing procedures. If such fair value price differs from the price that would have been determined using the Fund's normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have if the security were priced using the Fund's normal pricing procedures. The performance of the Fund may also be affected if a portfolio security's fair value price were to differ from the security's price using the Fund's normal pricing procedures. The Fund may also not be able to receive the portfolio security's fair value if the Fund should sell the portfolio security. The Trustees monitor and evaluate the Fund's use of fair value pricing, and periodically review the results of any fair valuation under the Fund's policies.

Other Matters. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after tender. The Fund may suspend redemption, if permitted by the Investment Company Act of 1940, as amended ("1940 Act"), for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.


PURCHASING SHARES

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. In addition, orders will be deemed to have been received by the Fund when an authorized broker, or broker-authorized designee, receives the order, subject to the order being accepted by the Fund in good form. The orders will be priced at the Fund's net asset value next computed after the orders are received by the authorized broker, or broker-authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. Cash, money orders, and traveler's checks will not be accepted by the Fund. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, or Transfer Agent. The Fund will charge a $35 fee and may redeem shares of the Fund owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such losses. For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to "The Chesapeake Aggressive Growth Fund," to:

           The Chesapeake Aggressive Growth Fund
           c/o NC Shareholder Services
           116 South Franklin Street
           Post Office Box 4365
           Rocky Mount, North Carolina  27803-0365

The Fund Shares Application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount and the account identification number.

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount and the account identification number. Mail orders should include, if possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, please identify your account number in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund at the address above.

Exchange Feature. You may exchange shares of the Fund for shares of any other series of the Trust offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series of the Trust at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid in connection with the shares being exchanged. Prior to making an investment decision or giving the Fund your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Stock Certificates. The Fund normally does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund's share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for the investor's name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the investor's driver's license or other identifying documents. An investor's account application will not be considered "complete" and, therefore, an account will not be opened and the investor's money will not be invested until the Fund receives this required information. If after opening the investor's account the Fund is unable to verify the investor's identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor's identity is verified; and (ii) close the investor's account without notice and return the investor's redemption proceeds to the investor. If the Fund closes an investor's account because the Fund was unable to verify the investor's identity, the Fund will value the account in accordance with the Fund's next net asset value calculated after the investor's account is closed. In that case, the investor's redemption proceeds may be worth more or less than the investor's original investment. The Fund will not be responsible for any losses incurred due to the Fund's inability to verify the identity of any investor opening an account.


REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to the following:

            The Chesapeake Aggressive Growth Fund
            c/o NC Shareholder Services
            116 South Franklin Street
            Post Office Box 4365
            Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include the following:

     (1) Your letter of instruction specifying the account number and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and
     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing, using the instructions above.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include the following:

     (1)  Shareholder(s) name and account number;
     (2)  Number of shares or dollar amount to be redeemed;
     (3)  Instructions   for   transmittal   of   redemption   proceeds  to  the
          shareholder; and
     (4) Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-430-3863. Redemption proceeds will only be sent to the financial institution account or person named in your account application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine. The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $50,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Small Accounts. All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and Bylaws. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $25,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 30-days prior written notice. If the shareholder brings the account net asset value up to at least $25,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application;

(iii) all transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund's net asset value at the beginning of such period.

Miscellaneous. The Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason; and (ii) suspend its offering of shares at any time.


FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions ("Frequent Trading") of shares of the Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund's portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Fund's small-cap portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Fund may face unfavorable impacts as small-cap securities may be more volatile than securities for larger, more established companies and it may be more difficult to sell a significant amount of shares to meet redemptions in a limited market. Frequent Trading may also increase portfolio turnover, which may result in increased capital gains taxes for shareholders of the Fund. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Fund. Under the Fund's policy, the Advisor has the discretion to refuse to accept further purchase and/or exchange orders from an investor if the Advisor believes the investor has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders. To assist the Advisor in identifying possible Frequent Trading patterns, the Transfer Agent provides a daily record of the Fund's shareholder trades to the Advisor. The Transfer Agent also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading. Under the Fund's policy regarding Frequent Trading, the Fund intends to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s);
(ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

This policy is intended to apply uniformly, except that the Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks ("Intermediary Accounts"). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to the Fund. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being known to the Fund. Accordingly, the ability of the Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Fund could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. The policy will not apply if the Advisor determines that a purchase and redemption pattern is not a Frequent Trading pattern intended to respond to short-term fluctuations in the securities markets, such as inadvertent errors that result in frequent purchases and redemptions. In such a case, the Advisor may choose to accept further purchase and/or exchange orders for such investor account. The Fund also has a sales charge which may discourage Frequent Trading.

                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences of investing in the Fund.

The Fund will distribute most of its income and realized gains to its shareholders every year. Dividends paid by the Fund derived from net investment income, if any, will generally be paid monthly or quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

A particular dividend distribution generally will be taxable as qualified dividend income, long-term capital gains or ordinary income. The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends generally are taxable at long-term capital gains tax rates. Any distribution resulting from such qualifying dividends received by the Fund will be designated as qualified dividend income. If the Fund designates a dividend distribution as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met. If the Fund designates a dividend distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. All taxable distributions paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund declares a dividend in October, November or December but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2006) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Shareholders should consult their own tax advisors to ensure that distributions and sales of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for prior fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Fund. The financial data for the fiscal years and period below have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report covering such years and period is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual and Semi-annual Reports of the Fund, copies of which may also be obtained at no charge by calling the Fund at 1-800-430-3863.

                 (For a Share Outstanding Throughout the Period)

-----------------------------------------------------------------------------------------------------------------------------------
                                                     Year Ended   Year Ended   Year Ended   Year Ended   Period ended    Year end
                                                     October 31,  October 31,  October 31,  October 31,   October 31,   August 31,
                                                        2005         2004        2003          2002        2001 (a)        2001
-----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                 $   10.96    $   11.62    $    8.38    $   10.95    $   12.55      $   26.52
--------------------------------------------------- ------------ ------------ ------------ ------------ -------------- ------------
Income (loss) from investment operations
   Net investment loss                                   (0.55)       (0.22)       (0.15)       (0.17)       (0.02)         (0.17)
   Net realized and unrealized gain (loss) on
     investments                                          0.45        (0.44)        3.39        (1.78)       (1.58)         (9.05)
                                                          ----        ------        ----         ----        ------         ------
     Total from investment operations                    (0.10)       (0.66)        3.24        (1.95)       (1.60)         (9.22)
                                                         ------       ------        ----         ----         -----         ------
--------------------------------------------------- ------------ ------------ ------------ ------------ -------------- ------------
Less distributions to shareholders from
   Net realized gain from investment transactions         0.00         0.00         0.00        (0.62)        0.00          (4.75)
                                                          ----         ----         ----        ------        ----          ------
--------------------------------------------------- ------------ ------------ ------------ ------------ -------------- ------------
Net Asset Value, End of period                       $   10.86    $   10.96    $   11.62    $    8.38    $   10.95      $   12.55
                                                        ======       ======       ======        =====       ======         ======
--------------------------------------------------- ------------ ------------ ------------ ------------ -------------- ------------
Total return (b)                                         (0.91)%      (5.94)%      38.66 %     (19.07)%     (12.75)%       (38.06)%
--------------------------------------------------- ------------ ------------ ------------ ------------ -------------- ------------
Ratios/supplemental data
--------------------------------------------------- ------------ ------------ ------------ ------------ -------------- ------------
   Net assets, end of period (000's)                 $   8,226    $  37,269    $  58,904    $  67,760    $ 135,159      $ 162,311
   Average net assets for the period (000's)         $  22,624    $  53,864    $  59,937    $ 109,160    $ 140,101      $ 203,866
--------------------------------------------------- ------------ ------------ ------------ ------------ -------------- ------------
   Ratio of gross expenses to average net assets          2.34 %       1.78 %       1.77 %       1.59 %       1.67 %(c)      1.48 %
   Ratio of net expenses to average net assets            2.26 %       1.74 %       1.73 %       1.56 %       1.65 %(c)      1.47 %
--------------------------------------------------- ------------ ------------ ------------ ------------ -------------- ------------
   Ratio of net investment loss to average
     net assets                                          (1.86)%      (1.42)%      (1.31)%      (1.25)%      (1.20)%(c)     (1.10)%
--------------------------------------------------- ------------ ------------ ------------ ------------ -------------- ------------
   Portfolio turnover rate                               88.61 %      95.40 %      84.23 %      70.10 %      14.66 %        84.73 %


     (a) For the period from September 1, 2001 to October 31, 2001. The Fund changed its fiscal year-end from August 31 to October 31 beginning with the fiscal period ended October 31, 2001.
     (b) Total return does not reflect payment of a sales charge and is not annualized.
     (c)  Annualized.

                             ADDITIONAL INFORMATION

________________________________________________________________________________


                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND

________________________________________________________________________________


Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report will include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports will be available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) as follows:


--------------------------------------------------------------------------------

         By telephone:        1-800-430-3863


         By mail: The Chesapeake Aggressive Growth Fund c/o NC Shareholder Services
                              116 South Franklin Street
                              Post Office Box 4365
                              Rocky Mount, North Carolina 27803-0365


         By e-mail:           info@nottinghamco.com


         On the Internet:     www.nottinghamco.com

--------------------------------------------------------------------------------


Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



                  Investment Company Act file number 811-07324

                      STATEMENTS OF ADDITIONAL INFORMATION


                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND


                                February 28, 2006


                                 A series of the
                         GARDNER LEWIS INVESTMENT TRUST
                     116 South Franklin Street
                              Post Office Box 4365
                           Rocky Mount, NC 27803-0365
                            Telephone 1-800-430-3863





                                Table of Contents
                                -----------------

                                                                           Page
                                                                           ----
OTHER INVESTMENT POLICIES.................................................... 2
INVESTMENT LIMITATIONS....................................................... 4
PORTFOLIO TRANSACTIONS....................................................... 5
NET ASSET VALUE.............................................................. 7
DESCRIPTION OF THE TRUST..................................................... 7
ADDITIONAL INFORMATION CONCERNING TAXES...................................... 8
MANAGEMENT OF THE FUND.......................................................10
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................17
SPECIAL SHAREHOLDER SERVICES.................................................18
DISCLOSURE OF PORTFOLIO HOLDINGS.............................................21
ADDITIONAL INFORMATION ON PERFORMANCE........................................22
FINANCIAL STATEMENTS.........................................................25
APPENDIX A - DESCRIPTION OF RATINGS..........................................26
APPENDIX B - PROXY VOTING POLICIES...........................................32









This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectus for The Chesapeake Aggressive Growth Fund ("Fund"), dated the same date as this SAI, and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Information from the Annual Reports to shareholders is incorporated by reference into this SAI. Copies of the Fund's Prospectus and Annual Reports may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                            OTHER INVESTMENT POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus for the Fund. The Fund is a separate diversified series of the Gardner Lewis Investment Trust ("Trust") and commenced operations on January 4, 1993. The Trust is an open-end management investment company registered with the Securities and Exchange Commission ("SEC') and was organized on October 2, 1992 as a business trust under the laws of the Commonwealth of Massachusetts. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by rating agencies for securities in which the Fund may invest.

Repurchase Agreements. The Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will normally occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security. The Trust's Board of Trustees (each a "Trustee" and collectively, "Trustees") has implemented procedures to monitor, on a continuous basis, the value of the collateral serving as security for repurchase obligations. Gardner Lewis Asset Management L.P. ("Advisor"), the Fund's investment advisor, will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risks in such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into a repurchase agreement that would cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days.

Money Market Instruments. The Fund may acquire money market instruments. Money market instruments may include U.S. government securities or corporate debt obligations (including those subject to repurchase agreements) provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance, the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the two highest rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), or Fitch Investors Service, Inc. ("Fitch"), or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

Funding Agreements. Within the limitations on investments in illiquid securities, the Fund may invest in various types of funding agreements. A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less. Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less. An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the

Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. The Fund may not purchase restricted securities. For purposes hereof and the Fund's fundamental investment limitations, the term "restricted security" shall mean a security that is (i) illiquid (i.e., the Fund cannot reasonably expect to receive the amount at which it values the security within seven days) and (ii) included within the definition of a "restricted security" contained in Rule 144(a)(3) under the Securities Act of 1933, as amended.

Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

Foreign Securities. The Fund may invest up to 10% of its total assets in foreign securities. The term "foreign security" shall mean a security issued by a foreign private issuer where the primary exchange listing of such security is outside of the United States, or a security issued by a foreign government. The term "foreign security" shall not include American Depository Receipts ("ADRs") or a security for which the primary issuer is in the United States. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special considerations not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the U.S. and, compared to the U.S., there may be a lack of uniform accounting, auditing, and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will generally limit foreign investments to those traded domestically as sponsored ADRs. ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.

Forward Commitment & When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. government securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

Lending of Portfolio Securities. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33% of the total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Advisor has determined are creditworthy under guidelines established by the Trustees. The Fund will not lend securities to any company affiliated with the Fund or any affiliated person as defined in the 1940 Act. Each loan of securities will be collateralized by cash, securities, or letters of credit. It is the intention of the Fund that these loans will be made for a combination of both the short term and the long term.

While the loan is outstanding, the borrower will pay the Fund any interest and dividends paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund may be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

Borrowing. The Fund may borrow money from banks as a temporary measure (i) for extraordinary or emergency purposes in amounts not exceeding 5% of its total assets or (ii) to meet redemption requests in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets. In the event that the Fund should ever borrow money under these conditions, such borrowing could increase the Fund's costs and thus reduce the value of the Fund's assets.


                             INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

As a matter of fundamental policy, the Fund may not:

1. Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

2. Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

3. Invest more than 10% of the value of its total assets in foreign securities (which shall not be deemed to include American Depository Receipts ("ADRs"));

4. Invest in the securities of any issuer if any of the officers or Trustees of the Trust or officers or directors of its investment advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

5. Invest for the purpose of exercising control or management of another issuer;

6. Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration leases or development programs except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

7. Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

8. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

9. Make short sales of securities or maintain a short position, except short sales "against the box;" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.);

10. Participate on a joint or joint and several basis in any trading account in securities;

11. Make loans of money or securities, except that the Fund may (i) make loans of portfolio securities up to 33% of the Fund's total assets; (ii) invest in money market instruments, debt securities, or other debt instruments; and (iii) invest in repurchase agreements;

12. Invest in securities of issuers which have a record of less than three years continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

13. Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) in order to meet redemption requests, in amounts not exceeding 15% of its total assets. The Fund will not make any further investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

14. Invest more than 10% of its net assets in illiquid securities; For this purpose, illiquid securities include, among others (a) securities for which no readily available market exists, (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

15.  Invest in restricted securities; and

16. Write, purchase or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.


                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objective. High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.

The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

The Fund has adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. In accordance with these policies and procedures in executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions. The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker-dealer's execution and not on its sales efforts. The Advisor is authorized to cause the Fund to pay a broker-dealer, which furnishes brokerage and research services, a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Fund may also enter into brokerage/service arrangements pursuant to which selected brokers executing portfolio transactions for the Fund may pay a portion of the Fund's operating expenses. For the fiscal year ended October 31, 2005, the Fund participated in commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund) with Instinet Corporation and BNY Brokerage Inc., both of New York, New York. These portions are then used to offset overall Fund expenses. During such year the firms received $33,592 and $13,358, respectively, in brokerage commissions from the Fund and paid $10,376 and $8,280, respectively, of the Fund's operating expenses. These oral arrangements are voluntary upon the part of the brokers and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Trustees have reviewed these programs to insure compliance with the Fund's policies and procedures. In addition, the Trustees review the Fund's brokerage commissions quarterly to insure they are reasonable. There can be no assurance that these arrangements will continue in the future.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC. In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended October 31, 2005, 2004, and 2003, total dollar amounts of brokerage commissions paid by the Fund were $207,377, $352,898, and $400,723, respectively. The decrease in brokerage commissions paid by the Fund for the fiscal year ended October 31, 2004 and the fiscal year ended October 31, 2005 was primarily due to decreased portfolio trading due to market conditions.


                                 NET ASSET VALUE

The net asset value per share of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Subject to the provisions of the Trust's Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.

The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on days when the NYSE closes earlier. The Fund's net asset value per share of the Fund is not calculated on business holidays when the NYSE is closed. The NYSE recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value per share of the Fund will not be calculated.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In valuing the Fund's total assets, portfolio securities are generally valued at their market value. Instruments with maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's expenses for the fiscal year ended October 31, 2005. These arrangements have been reviewed by the Trustees, subject to the provisions and guidelines outlined in the securities laws and legal precedent of the U.S. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

For the fiscal year ended October 31, 2005, the total expenses of the Fund (after expense reductions of $18,656 paid by brokers pursuant to brokerage/service arrangements with the Fund) were $510,360 (2.26% of the average daily net assets of the Fund). For the fiscal year ended October 31, 2004, the total expenses of the Fund (after expense reductions of $21,133 paid by brokers pursuant to brokerage/service arrangements with the Fund) were $935,548 (1.74% of the average daily net assets of the Fund). For the fiscal year ended October 31, 2003, the total expenses of the Fund (after expense reductions of $20,531 paid by brokers pursuant to brokerage/service arrangements with the Fund) were $986,322 (1.73% of the average daily net assets of the
Fund).


                            DESCRIPTION OF THE TRUST

The Trust's Amended and Restated Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Amended and Restated Declaration of

Trust currently provides for the shares of three series: The Fund, The Chesapeake Growth Fund, and The Chesapeake Core Growth Fund, all managed by the Advisor. The number of shares of each series shall be unlimited. The Fund and The Chesapeake Core Growth Fund both issue a single class of shares, while the shares of The Chesapeake Growth Fund are divided into three separate classes of shares. The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Trust, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. The rights of shareholders may not be modified by less than a majority vote. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable.

The Amended and Restated Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.


                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the fund's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gains tax rates. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

Each series of the Trust, including the Fund, will designate (i) any dividend of qualified dividend income as qualified dividend income; (ii) any tax-exempt dividend as an exempt-interest dividend; (iii) any distribution of long-term capital gains as a capital gain dividend; and (iv) any dividend eligible for the corporate dividends received deduction as such in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gains dividends received with respect to the shares.

If the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28% for 2006) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gains dividend to a non-U.S. shareholder.

The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder's cost and thus, in effect, result in a return of a part of the shareholder's investment.


                             MANAGEMENT OF THE FUND

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers. The Trustees are responsible for the management and supervision of the Fund. The Trustees set broad policies for the Fund and choose the Fund's officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The following chart shows information for each Trustee, including the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees") and the Trustee who is an "interested person" as defined in the 1940 Act ("Interested Trustee"), as well as each officer of the Trust. The address of each Trustee and officer, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27802.

------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------
                                                                                           Number of
                                                                                           Portfolios
                                                                                            in Fund
                          Position(s)   Length of                                           Complex
       Name, Age           held with      Time            Principal Occupation(s)           Overseen       Other Directorships
      and Address          Fund/Trust    Served             During Past 5 Years            by Trustee        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
                                                           Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
Jack E. Brinson, 73       Trustee      Since 8/92  Retired;  previously,   President  of       3       Mr.  Brinson  serves  as an
                                                   Brinson   Investment  Co.   (personal               Independent  Trustee of the
                                                   investments)    and    President   of               following:  The  Nottingham
                                                   Brinson    Chevrolet,    Inc.   (auto               Investment Trust II for the
                                                   dealership).                                        six  series of that  trust;
                                                                                                       New  Providence  Investment
                                                                                                       Trust for the one series of
                                                                                                       that trust; Hillman Capital
                                                                                                       Management Investment Trust
                                                                                                       for the two  series of that
                                                                                                       trust;         MurphyMorris
                                                                                                       Investment  Trust  for  the
                                                                                                       one  series of that  trust;
                                                                                                       The   Piedmont   Investment
                                                                                                       Trust for the one series of
                                                                                                       that   trust;   and  Tilson
                                                                                                       Investment  Trust  for  the
                                                                                                       two  series  of that  trust
                                                                                                       (all registered  investment
                                                                                                       companies)
------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------
Theo H. Pitt, Jr., 69     Trustee       Since 4/02  Senior     Partner    of    Community       3      Mr.   Pitt   serves  as  an
                                                    Financial   Institutions   Consulting              Independent  Trustee of the
                                                    since 1997; Account  Administrator of              following:  Hillman Capital
                                                    Holden  Wealth  Management  Group  of              Management  Investment  for
                                                    Wachovia       Securities      (money              the  two   series  of  that
                                                    management   firm)  since  September,              Trust;         MurphyMorris
                                                    2003.                                              Investment  Trust  for  the
                                                                                                       one  series of that  trust;
                                                                                                       The   Piedmont   Investment
                                                                                                       Trust for the one series of
                                                                                                       that   trust;   and  Tilson
                                                                                                       Investment  Trust  for  the
                                                                                                       two  series  of that  trust
                                                                                                       (all registered  investment
                                                                                                       companies)
------------------------------------------------------------------------------------------------------------------------------------
                                                            Interested Trustee*
------------------------------------------------------------------------------------------------------------------------------------
W. Whitfield Gardner, 43  Chairman and  Since 6/96  Managing    Partner   and   Portfolio       3                 None
Chief Executive Officer   Chief                     Manager   of  Gardner   Lewis   Asset
The Chesapeake Funds      Executive                 Management, L.P (Advisor).
285 Wilmington-West       Officer
Chester Pike              (Principal
Chadds Ford,              Executive
Pennsylvania 19317        Officer)
------------------------------------------------------------------------------------------------------------------------------------
*Basis of Interestedness.  W. Whitfield  Gardner  is an  Interested Trustee because he is an officer and principal owner of Gardner
 Lewis Asset Management L.P., the Fund's investment advisor.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Officers
------------------------------------------------------------------------------------------------------------------------------------
John L. Lewis, IV, 42     President     Since       Partner  and  Portfolio   Manager  of     n/a                  n/a
The Chesapeake Funds                    12/93       Gardner Lewis Asset Management, L.P.
285 Wilmington-West
Chester Pike
Chadds Ford,
Pennsylvania 19317
------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------
Tracey L. Hendricks, 38*  Assistant     Assistant   Vice     President    of    Financial     n/a                  n/a
                          Secretary     Secretary   Reporting,  Tax, Internal, Audit, and
                          and           since       Compliance    of    The    Nottingham
                          Treasurer     12/04;      Company  (Administrator  to the Fund)
                          (Principal    Treasurer   since    2004;    previously,    Vice
                          Financial     since       President of Special  Projects of The
                          Officer)      12/04       Nottingham   Company  from  2001  and
                                                    Manager of Fund Accounting from 1994.
------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------
Judy B. Werner, 43        Chief         Since 1/05  Chief  Compliance  Officer of Gardner     n/a                  n/a
The Chesapeake Funds      Compliance                Lewis Asset  Management,  L.P.  since
285 Wilmington-West       Officer                   January 2005; previously,  Compliance
Chester Pike                                        Officer/Manager Client Services.
Chadds Ford,
Pennsylvania 19317
------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------

                                       11

------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------
                                                                                           Number of
                                                                                           Portfolios
                                                                                            in Fund
                          Position(s)   Length of                                           Complex
       Name, Age           held with      Time            Principal Occupation(s)           Overseen       Other Directorships
      and Address          Fund/Trust    Served             During Past 5 Years            by Trustee        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Julian G. Winters, 37*    Secretary     Secretary   Vice      President,       Compliance     n/a                  n/a
                          and           since       Administration   of  The   Nottingham
                          Assistant     12/04;      Company since 1998.
                          Treasurer     Assistant
                                        Treasurer
                                        since
                                        12/02
------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------
William  D.  Zantzinger,  Vice          Vice        Partner  and  Manager  of  Trading of     n/a                  n/a
44                        President     President   Gardner Lewis Asset Management, L.P.
The Chesapeake Funds                    since
285 Wilmington-West                     12/93
Chester Pike
Chadds  Ford,
Pennsylvania 19317
------------------------------------------------------------------------------------------------------------------------------------

*Ms. Hendricks and Mr. Winters are sister-in-law and brother-in-law.

Trustee Standing Committees. The Trustees have established the following standing committees:

     Audit Committee: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund's financial statements, and interacts with the Fund's independent auditors on behalf of all the Trustees. The Audit
     Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met three times during the Fund's last fiscal year.

     Nominating Committee: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of independent trustees is in the sole discretion of the Nominating Committee. The Nominating Committee meets only as necessary and did not meet during the Fund's last fiscal year. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

     Proxy Voting Committee: The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Trustees or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust's Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Advisor, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Fund's last fiscal year.

     Qualified Legal Compliance Committee: The Independent Trustees are the current members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents. The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund's last fiscal year.

Beneficial Equity Ownership Information. The table below shows for each Trustee the amount of Fund equity securities beneficially owned by each Trustee and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2005 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and
E = over $100,000.

------------------------------------- ---------------------------------- ----------------------------------
                                                                          Aggregate Dollar Range of Equity
                                                                            Securities in All Registered
                                           Dollar Range of Equity          Investment Companies Overseen
                                                 Securities                    By Trustee in Family of
      Name of Trustee                           in the Fund                     Investment Companies*
------------------------------------- ---------------------------------- ----------------------------------
                                           Independent Trustees
-----------------------------------------------------------------------------------------------------------
Jack E. Brinson                                       B                                  B
------------------------------------- ---------------------------------- ----------------------------------
Theo H. Pitt, Jr.                                     A                                  A
------------------------------------- ---------------------------------- ----------------------------------
                                            Interested Trustee
-----------------------------------------------------------------------------------------------------------
W. Whitfield Gardner                                  E                                  E
------------------------------------- ---------------------------------- ----------------------------------

* Includes the three funds of the Trust.

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2005, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives an annual fee of $10,000 each year, plus $400 per series of the Trust per meeting attended in person or $150 per series of the Trust per meeting attended by telephone. Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following compensation table for the Trustees is based on figures for the fiscal year ended October 31, 2005.*

------------------------------------ -------------------- --------------------- -------------------- ---------------------
                                                                Pension or                             Total Compensation
                                            Aggregate       Retirement Benefits   Estimated Annual     from the Fund and
             Name of                   Compensation from    Accrued As Part of      Benefits Upon        Trust Paid to
        Person, Position                    the Fund           Fund Expenses          Retirement            Trustees**
------------------------------------ -------------------- --------------------- -------------------- ---------------------
                                              Independent Trustees
--------------------------------------------------------------------------------------------------------------------------
Jack E. Brinson, Trustee                    $3,350                 None                 None                $10,050
------------------------------------ -------------------- --------------------- -------------------- ---------------------
Theo H. Pitt, Jr., Trustee                  $3,350                 None                 None                $10,050
------------------------------------ -------------------- --------------------- -------------------- ---------------------
                                               Interested Trustee
--------------------------------------------------------------------------------------------------------------------------
W. Whitfield Gardner, Trustee                None                  None                 None                  None
------------------------------------ -------------------- --------------------- -------------------- ---------------------

* For the fiscal year ended October 31, 2005, each Trustee who is not an "interested person" of the Trust received an annual fee of $7,500, plus $400 per series of the Trust per meeting attended in person and $150 per series of the Trust per meeting attended by telephone. Beginning January 1, 2006, the annual fee increased from $7,5000 per year to $10,000 per year.
**Each of the Trustees serves as a Trustee to the three funds of the Trust, including the Fund.

Code of Ethics. The Trust and the Advisor each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to this code). There can be no assurance that the codes will be effective in preventing such activities.

Proxy Voting Policies. The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Trustees. A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

No later than August 31 of each year, the Fund must file Form N-PX with the SEC. Form N-PX states how an investment company voted proxies for the prior twelve-month period ended June 30. The Fund's proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at 1-800-430-3863. This information is also available on the SEC's website at http://www.sec.gov.

Principal Holders of Voting Securities. As of February 14, 2006, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) approximately 15% of the then outstanding shares of the Fund. On the same date, the following shareholders owned of record 5% of the outstanding shares of beneficial interest of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of February 14, 2006.


     Name and Address of                  Amount and Nature of
      Beneficial Owner                    Beneficial Ownership*        Percent
      ----------------                    ---------------------        -------

  Gardner Lewis Asset Management           52,294.062 Shares            7.35%
  William W. Gardner TTEE
  Attn: Beth Lyons
  285 Wilmington-W. Chester Pike
  Chadds Ford, Pennsylvania 19317-9039

  John L. Lewis                            47,533.496 Shares            6.68%
  4691 Sherwood Farm
  Charlottesville, Virginia 22902

  Louis P. Romanoli                        35,816.374 Shares            5.03%
  101 Carpenters Row
  Greenville, Delaware 19807

* The shares indicated are believed by the Fund to be owned both of record and beneficially.

Investment Advisor. Information about the Advisor and its duties and compensation as investment advisor to the Fund is contained in the Prospectus of the Fund. The Advisor supervises the Fund's investments pursuant to the Advisory Agreement. The Advisory Agreement is currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Fund (as approved by the Trustees or by vote of a majority of the Fund's outstanding voting securities) or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages each Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The portfolio managers for the Fund are W. Whitfield Gardner and John L. Lewis, IV. Both are principals and control persons of the Advisor through ownership. W. Whitfield Gardner, John L. Lewis, IV and William D. Zantzinger are affiliated persons of the Fund and the Advisor.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

Monthly compensation of the Advisor with regards to the Fund, based upon the Fund's daily average net assets, is at the annual rate of 1.25%. For the fiscal years ended October 31, 2005, 2004, and 2003, the Advisor received $282,802, $673,299, and $711,719 for services to the Fund.

Portfolio Managers

Compensation. The portfolio managers are principals of the Advisor and their compensation varies with the general success of the Advisor as a firm. Each portfolio manager's compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of the Advisor for the given time period. The portfolio managers' compensation is not linked to any specific factors, such as the Fund's performance or asset level.

Ownership of Fund Shares. The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of the end of the Fund's fiscal year ended October 31, 2005 stated as one of the following ranges:
A =  None;  B =  $1-$10,000;  C =  $10,001-$50,000;  D =  $50,001-$100,000;  E =
$100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

  ----------------------------------- --------------------------------
                                             Dollar Range of
               Name of                      Equity Securities
           Portfolio Manager                    in the Fund
  ----------------------------------- --------------------------------
         W. Whitfield Gardner                        E
  ----------------------------------- --------------------------------
            John L. Lewis, IV                        E
  ----------------------------------- --------------------------------

Other Accounts. In addition to the Fund, the portfolio managers (working as a team) are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of the end of the Fund's fiscal year ended October 31, 2005.

----------------------------- -------------------------------- -------------------------------- --------------------------------
                                    Registered Investment           Other Pooled Investment
                                          Companies*                        Vehicles                    Other Accounts
                                          ----------                        --------                    --------------
                                 Number  of                       Number  of                      Number  of
           Name                   Accounts      Total Assets       Accounts      Total Assets      Accounts       Total Assets
----------------------------- --------------- ---------------- --------------- ---------------- --------------- ----------------
W. Whitfield Gardner & John         6          $746,000,000          5          $185,000,000         1288       $3,552,000,000
L. Lewis, IV
----------------------------- --------------- ---------------- --------------- ---------------- --------------- ----------------
Accounts where advisory fee         0               $0               4          $183,000,000          8          $238,000,000
is based upon account
performance
----------------------------- --------------- ---------------- --------------- ---------------- --------------- ----------------

* Includes the three funds of the Trust.

Conflicts of Interests. Mr. Gardner's and Mr. Lewis's management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include foundation, endowment, corporate pension, mutual fund and other pooled investment vehicles (collectively, the "Other Accounts"). The Other Accounts might have similar investment objectives as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, the Advisor does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Advisor believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

     Knowledge of the Timing and Size of Fund Trades: A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, because the Fund seeks to track its benchmark based on published information about the benchmark index, much of this information is publicly available. Moreover, the Advisor has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

     Investment Opportunities: The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. For some of these investment strategies, the Advisor may be compensated based on the profitability of the account. These incentive compensation structures may create a conflict of interest for the Advisor with regard to other client accounts where the Advisor is paid based on a percentage of assets in that the Advisor may have an incentive to allocate the investment opportunities that it believes might be the most profitable to the client accounts where they might share in investment gains. The Advisor has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate to the various investment strategies based on the firm's investment strategy guidelines and individual client investment guidelines. When an investment opportunity is deemed appropriate for more than one strategy, allocations are generally made on a pro-rata basis.

Fund Accountant and Administrator. The Trust has entered into an Amended and Restated Fund Accounting and Compliance Administration Agreement with The Nottingham Management Company d/b/a The Nottingham Company ("Administrator"), a North Carolina corporation, whose address is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.

The Administrator performs the following services for the Fund: (i) procures on behalf of, and coordinates with, the custodian and monitors the services it provides to the Fund; (ii) coordinates with and monitors any other third parties furnishing services to the Fund; (ii) provides the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (iv) assists or supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (v) assists the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law; (vi) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (vii) assists in the preparation of, and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Fund's custodian to issue checks in payment thereof; and (ix) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

Compensation of the Administrator, based upon an annual base fee of $50,000 plus a fee based on the average daily net assets of the Fund, is at the following annual rates: 0.20% of the Fund's first $25 million of average daily net assets, 0.15% on the next $25 million, and 0.075% on average daily net assets over $50 million. For the fiscal years ended October 31, 2005, 2004, and 2003, the Fund paid administrative fees of $95,248, $90,398, and $92,703, respectively. The Administrator also receives a monthly base fund accounting fee of $2,250 plus an annual asset based fee of 1 basis point for fund accounting and recordkeeping services for the Fund. For the fiscal years ended October 31, 2005, 2004, and 2003, the Administrator received $29,262, $32,386, and $32,694, respectively, for such services. The Administrator will also receive the following to procure and pay the custodian for the Trust: 0.020% on the first $100 million of the Fund's net assets and 0.009% on all assets over $100 million plus transaction fees with a minimum annual fee of $4,800 ($400 per month). The Administrator also charges the Trust for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

Transfer Agent. The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with North Carolina Shareholder Services, LLC d/b/a NC Shareholder Services, LLC ("Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The address of the Transfer Agent is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. As compensation for its services, the Transfer Agent receives a shareholder administration fee of $15.00 per shareholder per year with a minimum fee of $1,500 per month, plus $750 per month for each additional class of shares. For the fiscal years ended October 31, 2005, 2004, and 2003, the Transfer Agent received $18,000, $18,000, and $18,000, respectively, for such services to the Fund.

Distributor. Capital Investment Group, Inc. ("Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a distribution agreement ("Distribution Agreement") approved by the Trustees.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60-days' prior written notice to the other party.

For the fiscal years ended October 31, 2005, 2004, and 2003, the aggregate dollar amount of sales charges paid on the sale of Fund shares were $149, $0, and $295, respectively, from which the Distributor retained $9, $0, and $15, respectively.

Custodian. Wachovia Bank, N.A., successor by merger to First Union National Bank ("Custodian"), 123 South Broad Street, Institutional Custody - PA4942, Philadelphia, Pennsylvania 19109, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Administrator a fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

Compliance Services Administrator. The Trust has entered into a compliance services arrangement with Nottingham Compliance Services, LLC ("NCS"), 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, in which NCS, an affiliate of the Administrator, will assist the Trust's Chief Compliance Officer in preparing and updating the Trust's compliance manual, and in monitoring and testing compliance with the policies and procedures under the Trust's compliance manual.

Independent Registered Public Accounting Firm. Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania 19102-1732, serves as the independent registered public accounting firm for the Fund, audits the annual financial statements of the Fund, prepares the Fund's federal and state tax returns, and consults with the Fund on matters of accounting and federal and state income taxation. A copy of the most recent annual report of the Fund will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal Counsel. Parker, Poe, Adams & Bernstein L.L.P., Charlotte, North Carolina, serves as legal counsel to the Trust and the Fund.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. The purchase price of shares of the Fund is the net asset value next determined after the order is received, subject to the order being accepted by the Fund in good form. Net asset value per share is calculated for purchases and redemption of shares of the Fund by dividing the value of total Fund assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund. The net asset value per share of the Fund is determined at the time regular trading closes on the NYSE open for regular trading (currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier). The Fund's net asset value is not calculated on business holidays when the NYSE is closed. An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and
(iii) to reduce or to waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

Sales Charges. The public offering price of shares of the Fund equals net asset value plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

------------------------------------- ------------------------- ------------------------- -----------------------------------
                                                                                             Sales Dealers Discounts and
       Amount of Transaction At           Charge As % of Net      Sales Charge as % of        Brokerage Commissions as %
         Public Offering Price             Amount Invested        Public Offering Price        of Public Offering Price
------------------------------------- ------------------------- ------------------------- -----------------------------------
         Less than $50,000                     3.09%                     3.00%                          2.80%
------------------------------------- ------------------------- ------------------------- -----------------------------------
   $50,000 but less than $250,000              2.04%                     2.00%                          1.80%
------------------------------------- ------------------------- ------------------------- -----------------------------------
          $250,000 or more                     1.01%                     1.00%                          0.90%
------------------------------------- ------------------------- ------------------------- -----------------------------------

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated, or amended.

The dealer discounts and brokerage commissions schedule above applies to all dealers who have agreements with the Distributor. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

Redemptions. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practical for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund. No charge is made by the Fund for redemptions other than the possible charge for wiring redemption proceeds.

In addition to the situations described in the Prospectus under "Investing in the Fund - Redeeming Your Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time or to close a shareholder's account if the Fund is unable to verify the shareholder's identity.


                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions and withdrawals to or from their account. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, shareholder certificates are generally not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $50,000 or more may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholders' personal bank account ($5,000 minimum per bank wire).

Instructions for establishing this service are included on the Fund Shares Application, enclosed in the Prospectus, or are available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Investing in the Fund - Redeeming Your Shares - Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Fund upon 60-days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-430-3863, or by writing to:

                      The Chesapeake Aggressive Growth Fund
                           c/o NC Shareholder Services
                            116 South Franklin Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Investing in the Fund - Purchase and Redemption Price" in the Prospectus. Transactions involving the issuance of shares in the Fund for securities in lieu of cash will be limited to acquisitions of securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) which: (i) meet the investment objective and policies of the Fund; (ii) are acquired for investment and not for resale; (iii) are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the NYSE, or NASDAQ.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

Reduced Sales Charges

Concurrent Purchases. For purposes of qualifying for a lower sales charge investors have the privilege of combining concurrent purchases of the Fund and another series of the Trust affiliated with the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in another series of the Trust affiliated with the Advisor and sold with a similar sales charge at the total public offering price of $25,000, and purchases shares in the Fund at the total public offering price of $25,000, the sales charge would be that applicable to a $50,000 purchase as shown in the appropriate table above. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase shares at the public offering price applicable to the total of (i) the total public offering price of the shares of the Fund then being purchased plus (ii) an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

Letters of Intent. Investors may qualify for a lower sales charge by executing a letter of intent. A letter of intent allows an investor to purchase shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying the Fund's Prospectus or is otherwise available from the Administrator or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

Reinvestments. Investors may reinvest, without a sales charge, proceeds from a redemption of shares of the Fund in shares of the Fund or in shares of another series of the Trust affiliated with the Advisor and sold with a sales charge, within 90 days after the redemption. If the other series charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the series to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

Purchases by Related Parties and Groups. Reductions in sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

Sales at Net Asset Value. To encourage investment in the Fund, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund and the Advisor, and to employees and principals of related organizations and their families, and certain parties related thereto, including clients and related accounts of the Advisor. Clients of investment advisors and financial planners may also purchase shares at net asset value if the investment advisor or financial planner has made arrangements to permit them to do so with the Distributor. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Exchange Feature. Investors may exchange shares of the Fund for shares of any other comparable series of the Trust. Shares of the Fund may be exchanged at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid in connection with the shares being exchanged. For example, if a 2% sales charge was paid on shares that are exchanged into a series with a 3% sales charge, there would be an additional sales charge of 1% on the exchange. Exchanges may only be made by investors in states where shares of the other series are qualified for sale. An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Investor Shares may not be exchanged for Institutional Shares.

A pattern of frequent exchange transactions may be deemed by the Advisor to be an abusive practice that is not in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with prior notice. The Trustees also reserve the right to suspend or terminate, or amend the terms of, the exchange privilege upon prior written notice to the shareholders.

The Fund may enter into agreements with one or more brokers, including discount brokers and other brokers associated with investment programs, including mutual fund "supermarkets," pursuant to which such brokers may be authorized to accept on the Fund's behalf purchase and redemption orders that are in "good form." Such brokers may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Under such circumstances, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Such orders will be priced at the Fund's net asset value next determined after they are accepted by an authorized broker or the broker's designee.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest. Under the Fund's policy, the Fund and Advisor generally will not disclose the Fund's portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Fund and Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Fund will make available to the public a complete schedule of the Fund's portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Fund's fiscal quarter end and will remain available until the next fiscal quarter's portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-800-430-3863. The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Fund's Form N-CSR and Form N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The officers of the Fund and/or Advisor may, from time to time, provide additional portfolio holdings information, including lists of the ten largest holdings and the complete portfolio holdings as of the end of each calendar quarter. The Fund will generally make this information available to the public on its website at http://www.chesapeakefunds.com within thirty days of the end of the calendar quarter and such information will remain available until new information for the next calendar quarter is posted. The Fund may also send this information to shareholders of the Fund and to mutual fund analysts and rating and trading entities; provided that the Fund will not send this information to shareholders of the Fund or analysts or rating and/or trading entities until one day after such information has been publicly disclosed on the Fund's website.

The Fund and/or Advisor may share non-public portfolio holdings information with the Fund's service providers that require such information for legitimate business and Fund oversight purposes, such as the Fund's fund accountant and administrator, transfer agent, distributor, custodian, compliance services administrator, independent registered public accounting firm and legal counsel as identified in the Fund's Prospectus and SAI, Morgan Stanley & Co. Incorporated, with whom the Fund may potentially enter into securities lending transactions, and V.G. Reed & Sons, PrintGrafix (a division of Sunbelt Graphic Systems, Inc.) and Riverside Printing, Inc., financial printers the Fund may engage for, among other things, the printing and/or distribution of regulatory and compliance documents. The Fund and/or Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Fund's service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential.

The Fund currently does not provide non-public portfolio holdings information to any other third parties. In the future, the Fund may elect to disclose such information to other third parties if the officers of the Fund and/or Advisor determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund's portfolio holdings information.

The Fund's policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Advisor and Administrator are required to report to the Trustees any known disclosure of the Fund's portfolio holdings to unauthorized third parties. The Fund has not entered (and does not intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.


                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in the Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Fund's contracts. Performance figures will be given for the recent one-year, five-year, and ten-year periods or for the life of the Fund if it has not been in existence for any such periods, and any other periods as may be required under applicable law or regulation. When considering average annual total return figures for periods longer than one year, it is important to note that the annual total return for the Fund for any given year might have been greater or less than its average for the entire period.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                 P(1+T)^n = ERV

Where P = a hypothetical initial payment of $1,000
      T = average annual total return
      n = number of years
      ERV = Ending Redeemable Value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                 P(1+T)^n = ATVd

Where P = a hypothetical initial payment of $1,000
      T = average annual total return (after taxes on distributions) n = number of years
      ATVd = Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                 P(1+T)^n = ATVdr

Where P = a hypothetical initial payment of $1,000
      T = average  annual  total  return  (after  taxes on  distributions  and redemptions)
      n = number of years
      ATVdr = Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions and redemption

The calculation of average annual total return and aggregate total return assumes an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

The Fund may also compute the "cumulative total return" of the Fund, which represents the total change in value of an investment in the Fund for a specified period (again reflecting changes in Fund share prices and assuming reinvestment of Fund distributions). Cumulative total return is calculated in a similar manner as average annual total return, except that the results are not annualized. The Fund may also compute average annual total return and cumulative total return after taxes on distributions and after taxes on distributions and redemption, which are calculated in a similar manner after adjustments for taxes on distributions and taxes on distributions and redemption.

The calculations of average annual total return and cumulative total return (before taxes) assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Fund may also quote other total return information that does not reflect the effects of the sales load.

The calculations of average annual total return and cumulative total return (after taxes on fund distributions) assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions is determined by assuming complete redemption of the hypothetical investment, assuming the redemption has no tax consequences, and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return (after taxes on fund distributions and redemption of shares) assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions and redemption is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations and subtracting of capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

The performance quotations below (before and after taxes) should not be considered representative of the Fund's performance for any specified period in the future and after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan.

The average annual total returns before taxes of the Fund for the one-year, five-year, and ten-year periods ended October 31, 2005 were (3.62)%, (7.65)%, and 0.59%, respectively. Without reflecting the effects of the maximum sales load, the average annual total returns before taxes of the Fund for those same periods were (0.64)%, (7.09)%, and 0.90%, respectively. The cumulative total return before taxes of the Fund for the ten-year period ended October 31, 2005 was 6.04%. Without reflecting the effects of the maximum sales load, the cumulative total return before taxes of the Fund for the ten-year period ended October 31, 2005 was 9.32%. The average annual total returns after taxes on distributions of the Fund for the one-year, five-year, and ten-year periods ended October 31, 2005 were (3.62)%, (8.98)%, and (1.15)%, respectively. Without reflecting the effects of the maximum sales load, the average annual total returns after taxes on distributions of the Fund for those same periods were (0.64)%, (8.43)%, and (0.85)%, respectively. The cumulative total return after taxes on distributions of the Fund for the ten-year period ended October 31, 2005 was (10.91)%. Without reflecting the effects of the maximum sales load, the cumulative total return after taxes on distributions of the Fund for the ten-year period ended October 31, 2005 was (8.15)%. The average annual total returns after taxes on distributions and sale of shares of the Fund for the one-year, five-year, and ten-year periods ended October 31, 2005 were (2.35)%, (6.65)%, and (0.12)%, respectively. Without reflecting the effects of the maximum sales load, the average annual total returns after taxes on distributions and sale of shares of the Fund for those same periods were (0.42)%, (6.20)%, and 0.14%, respectively. The cumulative total return after taxes on distributions and sale of shares of the Fund for the ten-year period ended October 31, 2005 was (1.22)%. Without reflecting the effects of the maximum sales load, the cumulative total return after taxes on distributions and sale of fund shares of the Fund for the ten-year period ended October 31, 2005 was 1.37%.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Total Return Index which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the U.S. securities markets. The Fund may also compare its performance to the Russell 2000 Index, which is generally considered to be representative of the performance of unmanaged common stocks of smaller capitalization companies that are publicly traded in the U.S. securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. which ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, which is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.


                              FINANCIAL STATEMENTS

The audited financial statements of the Fund for the fiscal year ended October 31, 2005, including the financial highlights appearing in the Fund's Annual Report to shareholders, are incorporated by reference and made a part of this document.

                       APPENDIX A - DESCRIPTION OF RATINGS

The various ratings used by the nationally recognized securities rating services are described below. A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR'S(R) RATINGS SERVICES. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

     AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

     AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY'S INVESTOR SERVICE, INC. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:

     Aaa - Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     Aa - Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A - Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

     Baa - Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings
------------------

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

     P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

     NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term  ratings enhanced
by  the  senior-most   long-term   rating  of  the  issuer,   its  guarantor  or
support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings
----------------------------------------------------------

Short-Term Debt Ratings - There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels
- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

     MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings - In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

     VMIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 2 - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 3 - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     SG - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch, Inc. ("Fitch"):

Long-Term Ratings
-----------------

     AAA - Highest credit quality. The rating AAA denotes that the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA - Very high credit quality. The rating AA denotes a very low expectation
     o f credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A - High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

     BBB - Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, D and D indicate a default has occurred.

Short-Term Ratings
------------------

     F1 - Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

     F2 - Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

     F3 - Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B - Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C and D by Fitch are considered by the Advisor to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings "AAA" category or to the categories below "CCC", nor to short-term ratings other than "F1". The suffix "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

                       APPENDIX B - PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)  the Trust's Proxy Voting and Disclosure Policy and
(2) the Advisor's Proxy Voting and Disclosure Policy, including a detailed description of the Advisor's specific proxy voting guidelines.

                         GARDNER LEWIS INVESTMENT TRUST

                       PROXY VOTING AND DISCLOSURE POLICY


I.   Introduction

     Effective April 14, 2003, the Securities and Exchange Commission ("SEC") adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 ("Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

     The IC Amendments require that the Gardner Lewis Investment Trust ("Trust") and each of its series of shares, The Chesapeake Aggressive Growth Fund, The Chesapeake Growth Fund and The Chesapeake Core Growth Fund (individually "Fund" and collectively "Funds"), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

     This Proxy Voting and Disclosure Policy ("Policy") is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund's proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.


II.  Specific Proxy Voting Policies and Procedures

     A.   General

     The Trust's Board of Trustees ("Board") believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds' shareholders.

     B.   Delegation to Fund's Advisor

     The Board believes that Gardner Lewis Asset Management L.P. ("Advisor"), as the Funds' investment Advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

          (i)  to make the proxy voting decisions for each Fund; and
          (ii) to assist each Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

     The Board, including a majority of the independent trustees of the Board, must approve the Advisor's Proxy Voting and Disclosure Policy ("Advisor's Voting Policy") as it relates to each Fund. The Board must also approve any material changes to the Advisor's Voting Policy no later than four (4) months after adoption by the Advisor.

     C.   Conflicts

     In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund's shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor's Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust's Proxy Voting Committee (as defined below). In addition, provided the Advisor is not affiliated with a Fund's principal underwriter or an affiliated person of the principal underwriter and neither the Fund's principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund's shareholders and the Fund's principal underwriter or affiliated person of the principal underwriter.


III. Fund Disclosure

     A. Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

     Beginning with a Fund's next annual update to its Statement of Additional Information ("SAI") on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders. The Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund's website, if applicable, and by reviewing filings available on the SEC's website at http://www.sec.gov. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

     B.   Disclosure of the Fund's Complete Proxy Voting Record

     In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

     Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

          (i)  The name of the issuer of the portfolio security;
          (ii) The  exchange  ticker  symbol  of  the  portfolio   security  (if
               available through reasonably practicable means);
          (iii) The  Council  on  Uniform  Security  Identification   Procedures
               ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
          (iv) The shareholder meeting date;
          (v)  A brief identification of the matter voted on;
          (vi) Whether the matter was proposed by the issuer or by a security holder;
          (vii) Whether the Fund cast its vote on the matter;
         (viii) How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
          (ix) Whether the Fund cast its vote for or against management.

     Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

     Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund's website at a specified Internet address; and (2) on the SEC's website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund's most recently filed report on

     Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.


IV.  Recordkeeping

     The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

          (i)  A copy of this Policy;
          (ii) Proxy statements received regarding each Fund's securities;
          (iii) Records of votes cast on behalf of each Fund; and
          (iv) A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

     The foregoing records may be kept as part of the Advisor's records.

     A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund's Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.


V.   Proxy Voting Committee

     A.   General

     The proxy voting committee of the Trust ("Proxy Voting Committee") shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand.

     B.   Powers and Methods of Operation

     The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.


VI.  Other

     This Policy may be amended, from time to time, as determined by the Board.


Adopted as of this 1st day of July, 2003.

                         GARDNER LEWIS ASSET MANAGEMENT

                               PROXY VOTING POLICY


It is the intent of Gardner Lewis Asset Management ("Gardner Lewis") to vote proxies in the best interests of the firm's clients. In order to facilitate this proxy voting process, Gardner Lewis receives proxy voting and corporate governance advice from Institutional Shareholder Services ("ISS") to assist in the due diligence process related to making appropriate proxy voting decisions related to client accounts. Corporate actions are monitored by Gardner Lewis' operations and research staff through information received from ISS regarding upcoming issues.

Clients with separately managed accounts may request a copy of this policy or how proxies relating to their securities were voted by contacting the advisor directly. Investors in the Chesapeake Family of Funds (individually "Fund" or collectively "Funds") may request a copy of this policy or the Fund's proxy voting record upon request, without charge, by calling the Fund at 1-800-430-3863, by reviewing the Fund's website, if applicable, or by reviewing filings available on the SEC's website at http://www.sec.gov.


I.   INSTITUTIONAL SHAREHOLDER SERVICES (ISS)

ISS is an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. Gardner Lewis utilizes the ISS Standard Policy. These services, provided to Gardner Lewis, include in-depth research, analysis, and voting recommendations. In the vast majority of circumstances proxy issues are voted in accordance with ISS recommendations.

Gardner Lewis has also appointed a group of senior level employees to act as a Proxy Committee ("Proxy Committee"). In those circumstances where the Portfolio Manager or Analyst who covers a security for Gardner Lewis determines that they wish to vote contrary to ISS's recommendations, the Proxy Committee reviews the issue and makes the final decision regarding how shares will be voted. In evaluating issues, the Proxy Committee may consider information from ISS, the Analyst/Portfolio Manager, the management of the subject company, and shareholder groups.


II.  CONFLICTS OF INTEREST

As stated above, the Proxy Committee reviews all of those issues where Gardner Lewis' internal research staff believes that proxies should be voted contrary to ISS guidelines. The Proxy Committee's review is intended to determine if a material conflict of interest exists that should be considered in the vote decision. The Proxy Committee examines business, personal and familial relationships with the subject company and/or interested parties. If a conflict of interest is believed to exist, the Proxy Committee will direct that the proxy issue must be voted with ISS's recommendation. In the event ISS is unable to make a recommendation on a proxy vote regarding an investment held by a Fund, the Proxy Committee will defer the decision to the Fund's Proxy Voting Committee, which is made up of independent trustees. Decisions made by the Fund's Proxy Voting Committee will be used to vote proxies for other Gardner Lewis clients holding the same security. For securities not held by a Fund, if ISS is unable to make a recommendation then Gardner Lewis's internal Proxy Committee will direct the voting of such shares.


III. VOTING PROCEDURES

The physical voting process and recordkeeping of votes is carried out by Gardner Lewis Operations Staff at both the broader company and individual account levels through the Automatic Data Processing, Inc. (ADP) Proxy Edge System.

Gardner Lewis votes most proxies for clients where voting authority has been given to the advisor by the client. However, in some circumstances the advisor may decide not to vote some proxies if they determine that voting such proxies is not in the client's best interests. For example: the advisor may choose not to vote routine matters if shares would need to be recalled in a stock loan program. Gardner Lewis will not vote

     1) when the shares are sold after the record date but before the meeting date,

     2) proxies for legacy securities held in a new client account previously managed by another manager that the advisor intends to sell,
     3) proxies for securities held in an unsupervised portion of a client's account,
     4) proxies that are subject to blocking restrictions, proxies that require the advisor to travel overseas in order to vote, or
     5)   proxies that are written in a language other than English.


IV.  RECORD RETENTION

Gardner Lewis retains records relating to:

     1)   Proxy voting policies and procedures
     2) Proxy statements received for client securities (The advisor may rely on filings made on Edgar or its voting service to maintain this record)
     3)   Records of votes cast on behalf of clients
     4)   Records of client requests for proxy voting info
     5) Documents prepared by the advisor that were material to making a proxy voting decision or memorialized the basis for the decisions.

All such records will be maintained as required by applicable laws and regulations.


V.   VOTING GUIDELINES

Attached is the current ISS Proxy Voting Guidelines Summary that provides general voting parameters on various types of issues when there are no extenuating circumstances. As discussed above, in the vast majority of circumstances proxy issues will be voted in accordance with ISS recommendations.

Gardner Lewis reserves the right to amend and revise this policy without notice at any time.


This policy is dated January 1, 2006.

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1.   Operational Items
----------------------

Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name
Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent,
     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or
     o    Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if: Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees.

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services. Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business
Vote AGAINST proposals to approve other business when it appears as voting item.

2.   Board of Directors
-----------------------

Voting on Director Nominees in Uncontested Elections
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:
     o    Composition of the board and key board committees;
     o    Attendance at board and committee meetings;
     o    Corporate governance provisions and takeover activity;
     o    Disclosures under Section 404 of Sarbanes-Oxley Act;
     o    Long-term company performance relative to a market and peer index;
     o    Extent of the director's investment in the company;
     o    Existence of related party transactions;

     o    Whether the chairman is also serving as CEO;
     o    Whether a retired CEO sits on the board;
     o    Number of outside boards at which a director serves.

WITHHOLD from individual directors who:
     o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
     o    Sit on more than six public company boards;
     o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:
     o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
     o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;
     o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
     o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
     o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
     o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
     o A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
     o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
     o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
     o    The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:
     o The non -audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors);
     o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:
     o There is a negative correlation between chief executive pay and company performance (see discussion under Equity Compensation Plans);
     o The company fails to submit one-time transfers of stock options to a shareholder vote;
     o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
     o The company has poor compensation practices, which include, but are not limited to:
          - Egregious employment contracts including excessive severance provisions;
          -    Excessive perks that dominate compensation;
          -    Huge bonus payouts without justifiable performance linkage;
          - Performance metrics that are changed during the performance period;
          -    Egregious SERP (Supplemental Executive Retirement Plans) payouts;
          -    New CEO with overly generous new hire package;
          -    Internal pay disparity;
          - Other excessive compensation payouts or poor pay practices at the company.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

2006 Classification of Directors


================================================================================
Inside Director (I)
     o    Employee of the company or one of its affiliates; ^1
     o Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);
     o    Listed as a Section 16 officer; ^2
     o    Current interim CEO;
     o Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

Affiliated Outside Director (AO)
     o    Board attestation that an outside director is not independent;
     o    Former CEO of the company;
     o    Former CEO of an acquired company within the past five years;
     o Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;^3
     o Former executive of the company, an affiliate or an acquired firm within the past five years;
     o Executive of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;
     o Executive, former executive, general or limited partner of a joint venture or partnership with the company;
     o    Relative ^4 of a current employee of company or its affiliates;
     o Relative ^4 of former executive, including CEO, of company or its affiliate within the last five years;
     o Currently provides (or a relative provides) professional services directly to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates;
     o Employed by (or a relative is employed by) a significant customer or supplier; ^5
     o Has (or a relative has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; ^5
     o Any material financial tie or other related party transactional relationship to the company;
     o Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;
     o Has (or a relative has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; ^6
     o    Founder ^7 of the company but not currently an employee;
     o Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments^5 from the company or its affiliates. ^1

Independent Outside Director (IO)
     o    No material ^8 connection to the company other than a board seat.

--------------------------------------------------------------------------------
Footnotes:
^1 "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.
^2 "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).
^3 ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.
^4 "Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director's home.
^5 If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).
^6 Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).
^7 The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.
^8 For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.
================================================================================

Age Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board
Vote  AGAINST  proposals  to classify  the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting
Generally  vote  AGAINST  proposals  to  eliminate   cumulative   voting.   Vote
CASE-BY-CASE if the company has in place one of the three corporate governance structures that are listed below.

Vote CASE-BY-CASE on proposals to restore or permit cumulative voting. If one of these three structures is present, vote AGAINST the proposal:
     o    the presence of a majority threshold voting standard;
     o a proxy access provision in the company's bylaws or governance documents; or
     o a counterbalancing governance structure coupled with acceptable relative performance.

The counterbalancing governance structure coupled with acceptable relative performance should include all of the following:
     o    Annually elected board;
     o    Two-thirds of the board composed of independent directors;
     o    Nominating committee composed solely of independent directors;
     o Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;
     o Ability of shareholders to call special meetings or act by written consent with 90 days' notice;
     o    Absence of superior voting rights for one or more classes of stock;
     o Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;
     o The company has not under-performed its peers and index on a one-year and three-year basis, unless there has been a change in the CEO position within the last three years;
     o No director received WITHHOLD votes of 35% or more of the votes cast in the previous election.

Director and Officer Indemnification and Liability Protection
Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
     o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and
     o    If only the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
     o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:
          - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
          -    Serves  as  liaison  between  the  chairman  and the  independent directors,
          -    Approves information sent to the board,
          -    Approves meeting agendas for the board,
          - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
          -    Has the authority to call meetings of the independent directors,
          -    If requested by major shareholders,  ensures that he is available
               for   consultation   and  direct   communication;
     o    Two-thirds independent board;
     o    All-independent key committees;
     o    Established governance guidelines;
     o    The company does not under-perform its peers.

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals
Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Consider voting AGAINST the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Policies should address the specific circumstances at each company. At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:
     o Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;
     o The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;
     o The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;
     o An outline of a range of remedies that can be considered concerning the nominee needs to be in the policy (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);
     o The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe in which the decision will be disclosed and a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why this alternative to a full majority threshold voting standard is the best structure at this time for demonstrating accountability to shareholders. Also evaluate the company's history of accountability to shareholders in its governance structure and in its actions. In particular, a classified board structure or a history of ignoring majority supported shareholder proposals will be considered at a company which receives a shareholder proposal requesting the elimination of plurality voting in favor of majority threshold for electing directors.

Office of the Board
Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:
     o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
     o Effectively disclosed information with respect to this structure to its shareholders;
     o Company has not ignored majority supported shareholder proposals or a majority WITHHOLD on a director nominee; and
     o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Open Access
Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (http://www.sec.gov/rules/proposed/34-48626.htm) or ISS' comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

Stock Ownership Requirements
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

3.   Proxy Contests
-------------------

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
     o Long-term financial performance of the target company relative to its industry;
     o    Management's track record;
     o    Background to the proxy contest;
     o    Qualifications of director nominees (both slates);
     o Strategic plan of dissident slate and quality of critique against management;
     o Likelihood that the proposed goals and objectives can be achieved (both slates);
     o    Stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.   Antitakeover Defenses and Voting Related Issues
----------------------------------------------------

Advance Notice Requirements for Shareholder Proposals/Nominations
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
     o    Shareholders have approved the adoption of the plan; or
     o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
     o    No lower than a 20% trigger, flip-in or flip-over;
     o    A term of no more than three years;
     o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
     o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5.   Mergers and Corporate Restructurings
-----------------------------------------

Overall Approach
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

     o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

     o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

     o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

     o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Appraisal Rights
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
     o    Purchase price;
     o    Fairness opinion;
     o    Financial and strategic benefits;
     o    How the deal was negotiated;
     o    Conflicts of interest;
     o    Other alternatives for the business;
     o    Non-completion risk.

Asset Sales
Vote CASE-BY-CASE on asset sales, considering the following factors:
     o    Impact on the balance sheet/working capital;
     o    Potential elimination of diseconomies;
     o    Anticipated financial and operating benefits;
     o    Anticipated use of funds;
     o    Value received for the asset;
     o    Fairness opinion;
     o    How the deal was negotiated;
     o    Conflicts of interest.

Bundled Proposals
Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities
Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:
     o    Dilution to existing shareholders' position;
     o    Terms of the offer;
     o    Financial issues;
     o    Management's efforts to pursue other alternatives;
     o    Control issues;
     o    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company
Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:
     o    The reasons for the change;
     o    Any financial or tax benefits;
     o    Regulatory benefits;
     o    Increases in capital structure;
     o    Changes to the articles of incorporation or bylaws of the company.
     o Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
     o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");
     o    Adverse changes in shareholder rights.

Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)
Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.
Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:
     o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
     o    Cash-out value;
     o Whether the interests of continuing and cashed-out shareholders are balanced; and
     o    The market reaction to public announcement of transaction.

Joint Ventures
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:
     o    Percentage of assets/business contributed;
     o    Percentage ownership;
     o    Financial and strategic benefits;
     o    Governance structure;
     o    Conflicts of interest;
     o    Other alternatives;
     o    Noncompletion risk.

Liquidations
Vote CASE-BY-CASE on liquidations, taking into account the following:
     o    Management's efforts to pursue other alternatives;
     o    Appraisal value of assets; and
     o    The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

Private Placements/Warrants/Convertible Debentures
Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:
     o    Dilution to existing shareholders' position;
     o    Terms of the offer;
     o    Financial issues;
     o    Management's efforts to pursue other alternatives;
     o    Control issues;
     o    Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs
Vote CASE-BY-CASE on spin-offs, considering:
     o    Tax and regulatory advantages;
     o    Planned use of the sale proceeds;
     o    Valuation of spinoff;
     o    Fairness opinion;
     o    Benefits to the parent company;
     o    Conflicts of interest;
     o    Managerial incentives;
     o    Corporate governance changes;
     o    Changes in the capital structure.

Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:
     o    Prolonged poor performance with no turnaround in sight;
     o    Signs of entrenched board and management;
     o    Strategic plan in place for improving value;
     o    Likelihood of receiving reasonable value in a sale or dissolution; and
     o Whether company is actively exploring its strategic options, including retaining a financial advisor.

6.   State of Incorporation
---------------------------

Control Share Acquisition Provisions
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-out Provisions
Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions
Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-out Provisions
Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions
Vote  AGAINST   proposals  that  ask  the  board  to  consider   non-shareholder
constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes
Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.   Capital Structure
----------------------

Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:
     o    Rationale;
     o Good performance with respect to peers and index on a five-year total shareholder return basis;
     o    Absence of non-shareholder approved poison pill;
     o    Reasonable equity compensation burn rate;
     o    No non-shareholder approved pay plans; and
     o    Absence of egregious equity compensation practices.

Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:
     o It is intended for financing purposes with minimal or no dilution to current shareholders;
     o It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preemptive Rights
Vote CASE-BY-CASE on shareholder  proposals that seek preemptive rights,  taking
into  consideration:   the  size  of  a  company,  the  characteristics  of  its
shareholder base, and the liquidity of the stock.

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:
     o    More simplified capital structure;
     o    Enhanced liquidity;
     o    Fairness of conversion terms;
     o    Impact on voting power and dividends;
     o    Reasons for the reclassification;
     o    Conflicts of interest; and
     o    Other alternatives considered.

Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock
Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:
     o    Adverse governance changes;
     o    Excessive increases in authorized capital stock;
     o    Unfair method of distribution;
     o    Diminution of voting rights;
     o    Adverse conversion features;
     o    Negative impact on stock option plans; and
     o    Alternatives such as spin-off.

8.   Executive and Director Compensation
----------------------------------------

Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
     o    The total cost of the company's equity plans is unreasonable;
     o The plan expressly permits the repricing of stock options without prior shareholder approval;
     o    There is a disconnect between CEO pay and the company's performance;
     o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or
     o    The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

Cost of Equity Plans
--------------------
Generally,  vote  AGAINST  equity  plans  if  the  cost  is  unreasonable.   For
non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

Repricing Provisions
--------------------
Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for Performance Disconnect
------------------------------
Generally vote AGAINST plans in which:
     o there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);
     o    the main source of the pay increase (over half) is equity-based, and
     o    the CEO is a participant of the equity proposal.
Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

     o The compensation committee has reviewed all components of the CEO's compensation, including the following:
          -    Base salary, bonus, long-term incentives;
          - Accumulative realized and unrealized stock option and restricted stock gains;
          - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;
          - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;

          -    Actual  projected   payment   obligations   under  the  company's
               supplemental executive retirement plan (SERPs).

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios. (A complete breakdown of pay components also can be found in Disclosure of CEO Compensation
- Tally Sheet.)
     o A tally sheet with all the above components should be disclosed for the following termination scenarios:
          -    Payment if termination occurs within 12 months: $_____;
          -    Payment if "not for cause"  termination  occurs within 12 months:
               $_____;
     o    Payment if "change of control"  termination  occurs  within 12 months:
          $_____.

     o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

     o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(1) or performance-accelerated grants.(2) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

     o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Three-Year Burn Rate/Burn Rate Commitment
Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation, assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

2006 Proxy Season Burn Rate Table

                                                 Russell 3000                     Non-Russell 3000
                                                 -------------------------------  -------------------------------------
                                                          Standard                           Standard
   GICS    Description                            Mean    Deviation   Mean+STDEV     Mean    Deviation  Mean+STDEV
---------------------------------------------------------------------------------  ------------------------------------
   1010    Energy                                1.53%      0.96%        2.50%       2.03%     2.53%       4.56%
---------------------------------------------------------------------------------  ------------------------------------
   1510    Materials                             1.37%      0.74%        2.11%       2.15%     2.01%       4.16%
---------------------------------------------------------------------------------  ------------------------------------

-----------------------
(1)  Non-qualified  stock  options are not  performance-based  awards unless the grant or the  vesting  of the  stock  options  is tied to the  achievement  of a pre-determined  and disclosed  performance  measure.  A rising stock market will generally  increase  share  prices of all  companies,  despite of the  company's underlying performance.
(2)  Performance-accelerated  grants are awards that vest  earlier  based on the achievement of a specified measure.  However,  these grants will ultimately vest over time even without the attainment of the goal(s).

                                       49

-----------------------------------------------------------------------------------------------------------------------
   2010    Capital Goods                         1.84%      1.09%        2.93%       2.74%     2.63%       5.37%
---------------------------------------------------------------------------------  ------------------------------------
   2020    Commercial Services & Supplies        2.73%      1.60%        4.33%       3.43%     4.18%       7.61%
---------------------------------------------------------------------------------  ------------------------------------
   2030    Transportation                        1.76%      1.71%        3.47%       2.18%     2.12%       4.30%
---------------------------------------------------------------------------------  ------------------------------------
   2510    Automobiles & Components              1.97%      1.27%        3.24%       2.23%     2.29%       4.51%
---------------------------------------------------------------------------------  ------------------------------------
   2520    Consumer Durables & Apparel           2.04%      1.22%        3.26%       2.86%     2.48%       5.35%
---------------------------------------------------------------------------------  ------------------------------------
   2530    Hotels Restaurants & Leisure          2.22%      1.09%        3.31%       2.71%     2.46%       5.17%
---------------------------------------------------------------------------------  ------------------------------------
   2540    Media                                 2.14%      1.24%        3.38%       3.26%     2.52%       5.77%
---------------------------------------------------------------------------------  ------------------------------------
   2550    Retailing                             2.54%      1.59%        4.12%       4.01%     4.03%       8.03%
---------------------------------------------------------------------------------  ------------------------------------
   3010,   Food & Staples Retailing              1.82%      1.31%        3.13%       2.20%     2.79%       4.99%
3020, 3030
---------------------------------------------------------------------------------  ------------------------------------
   3510    Health Care Equipment & Services      3.20%      1.71%        4.91%       4.33%     3.20%       7.53%
---------------------------------------------------------------------------------  ------------------------------------
   3520    Pharmaceuticals & Biotechnology       3.70%      1.87%        5.57%       5.41%     4.74%      10.15%
---------------------------------------------------------------------------------  ------------------------------------
   4010    Banks                                 1.46%      1.00%        2.46%       1.38%     1.42%       2.79%
---------------------------------------------------------------------------------  ------------------------------------
   4020    Diversified Financials                3.00%      2.28%        5.28%       4.46%     4.01%       8.47%
---------------------------------------------------------------------------------  ------------------------------------
   4030    Insurance                             1.52%      1.04%        2.56%       2.25%     2.85%       5.10%
---------------------------------------------------------------------------------  ------------------------------------
   4040    Real Estate                           1.30%      1.01%        2.31%       1.12%     1.67%       2.79%
---------------------------------------------------------------------------------  ------------------------------------
   4510    Software & Services                   5.02%      2.98%        8.00%       6.92%     6.05%      12.97%
---------------------------------------------------------------------------------  ------------------------------------
   4520    Technology Hardware & Equipment       3.64%      2.48%        6.11%       4.73%     4.02%       8.75%
---------------------------------------------------------------------------------  ------------------------------------
   4530    Semiconductors & Semiconductor
           Equip.                                4.81%      2.86%        7.67%       5.01%     3.06%       8.07%
---------------------------------------------------------------------------------  ------------------------------------
   5010    Telecommunication Services            2.31%      1.61%        3.92%       3.70%     3.41%       7.11%
---------------------------------------------------------------------------------  ------------------------------------
   5510    Utilities                             0.94%      0.62%        1.56%       2.11%     4.13%       6.24%
---------------------------------------------------------------------------------  ------------------------------------

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years as follows:

---------------------------------- ------------------------------- ------------------------------------------------
Characteristics                    Annual Stock Price Volatility   Premium
---------------------------------- ------------------------------- ------------------------------------------------
High annual volatility             53% and higher                  1 full-value award for 1.5 option shares
---------------------------------- ------------------------------- ------------------------------------------------
Moderate annual volatility         25% - 52%                       1 full-value award for 2.0 option shares
---------------------------------- ------------------------------- ------------------------------------------------
Low annual volatility              Less than 25%                   1 full-value award for 4.0 option shares
---------------------------------- ------------------------------- ------------------------------------------------


Poor Pay Practices
Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHOLD from compensation committee members if the company has poor compensation practices.

Poor compensation practices include, but are not limited to, the following:
     o    Egregious   employment   contracts   including   excessive   severance
          provisions;
     o    Excessive perks that dominate compensation;
     o    Huge bonus payouts without justifiable performance linkage;
     o    Performance metrics that are changed during the performance period;
     o    Egregious SERP (Supplemental Executive Retirement Plans) payouts;
     o    New CEO with overly generous hiring package;
     o    Internal pay disparity;
     o Other excessive compensation payouts or poor pay practices at the company.

Specific Treatment of Certain Award Types in Equity Plan Evaluations:
Dividend Equivalent Rights
Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Transferable Stock Option Awards
For transferable stock option award types within a new equity plan, calculate the cost of the awards by setting their forfeiture rate to zero when comparing to the allowable cap.

In addition, in order to vote FOR plans with such awards, the structure and mechanics of the on-going transferable stock option program must be disclosed to shareholders; and amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Other Compensation Proposals and Policies:
401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.

Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:
     o Director stock ownership guidelines with a minimum of three times the annual cash retainer.
     o    Vesting schedule or mandatory holding/deferral period:
          - A minimum vesting of three years for stock options or restricted stock; or
          -    Deferred  stock  payable  at  the  end of a  three-year  deferral period.
     o    Mix between cash and equity:
          - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
          - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
     o No retirement/benefits and perquisites provided to non-employee directors; and
     o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans
Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Disclosure of CEO Compensation-Tally Sheet
Encourage companies to provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

In addition to the current SEC requirements, the following table sets forth the current minimum standard on CEO pay disclosure according to ISS's guidelines:

------------------------ --------------------------- ---------------------------
Component                Amount Earned/Granted       Description
------------------------ --------------------------- ---------------------------
Base Salary              Current figure              Explanation of any increase
                                                     in base salary
------------------------ --------------------------- ---------------------------
Annual Incentive         Target:                     Explanation  of  specific
                         Actual earned:              performance  measures and
                                                     actual deliverables.

                                                     State amount tied to actual
                                                     performance.

                                                     State  any  discretionary
                                                     bonus.
------------------------ --------------------------- ---------------------------

------------------------ --------------------------- ---------------------------
Component                Amount Earned/Granted       Description
------------------------ --------------------------- ---------------------------
Stock Options            Number granted:             Rationale for  determining
                         Exercise price:             the    number   of   stock
                         Vesting:                    options issued to CEO.
                         Grant value:
                                                     Accumulated       dividend
                                                     equivalents (if any).
------------------------ --------------------------- ---------------------------
Restricted Stock         Number granted:             Performance  based or time
                         Vesting:                    based.
                         Grant value:
                                                     Rationale for  determining
                                                     the  number of  restricted
                                                     stock issued to CEO.

                                                     Accumulated  dividends  on
                                                     vested    and     unvested
                                                     portion.
------------------------ --------------------------- ---------------------------
Performance Shares       Minimum:                    Explanation  of   specific
                         Target:                     performance  measures  and
                         Maximum:                    actual deliverables.
                         Actual earned:
                         Grant value:                Any dividends on unearned
                                                     performance shares.
------------------------ --------------------------- ---------------------------
Deferred compensation    Executive portion:          Provide    structure   and
                         Company match (if any):     terms of program.

                         Accumulated executive       Explanation  of  interest,
                         portion:                    formulas,          minimum
                         Accumulated company         guarantees or  multipliers
                         match (if any):             on deferred compensation.

                                                     Any holding periods on the
                                                     company match portion.

                                                     Funding mechanism.
------------------------ --------------------------- ---------------------------
Supplemental retirement  Actual projected payment    Provide    structure   and
benefit                  obligations                 terms of program.

                                                     Explanation   of  formula,
                                                     additional   credits   for
                                                     years     not      worked,
                                                     multipliers or interest on
                                                     SERPs.

                                                     Funding mechanism.
------------------------ --------------------------- ---------------------------
Executive perquisites    Breakdown  of  the  market  The  types of  perquisites
                         value     of       various  provided.        Examples:
                         perquisites                 company aircraft,  company
                                                     cars, etc.
------------------------ --------------------------- ---------------------------
Gross-ups (if any)       Breakdown of gross-ups for
                         any    pay       component
------------------------ --------------------------- ---------------------------
Severance associated     Estimated  payout  amounts  Single  trigger or  double
with change-in-control   for   cash,   equity   and  trigger.
                         benefits
------------------------ --------------------------- ---------------------------
Severance (Termination   Estimated      payout
scenario  under  "for    amounts   for   cash
cause"  and "not  for    equity  and  benefits
cause")                  under       different
                         scenarios
------------------------ --------------------------- ---------------------------
Post retirement package  Estimated   value  of
                         consulting  agreement
                         and  continuation  of
                         benefits
======================== =========================== ===========================
Estimated Total Package               $
======================== =========================== ===========================

See the remedy for Pay for Performance disconnect for a more qualitative description of certain pay components.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans-- Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
     o    Purchase price is at least 85 percent of fair market value;
     o    Offering period is 27 months or less; and
     o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:
     o    Purchase price is less than 85 percent of fair market value; or
     o    Offering period is greater than 27 months; or
     o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans -- Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
     o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
     o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
     o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;
     o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance  goals to existing  compensation  plans to
comply  with  the   provisions  of  Section   162(m)  unless  they  are  clearly
inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies..

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:
     o    Historic trading patterns;
     o    Rationale for the repricing;
     o    Value-for-value exchange;
     o    Treatment of surrendered options;
     o    Option vesting;
     o    Term of the option;
     o    Exercise price;
     o    Participation.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

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Stock Plans in Lieu of Cash
Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote  FOR   non-employee   director   only   equity   plans   which   provide  a
dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Programs of Stock Options
One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:
     o Executive officers and non-employee directors are excluded from participating;
     o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
     o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Shareholder Proposals on Compensation:
Disclosure/Setting Levels or Types of Compensation for Executives and Directors Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote  AGAINST   shareholder   proposals   seeking  to  set  absolute  levels  on
compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Option Repricing
Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Pension Plan Income Accounting
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Performance-Based Awards
Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:
     o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options);
     o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

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Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes.
An acceptable parachute should include, but is not limited to, the following:
     o    The triggering mechanism should be beyond the control of management;
     o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
     o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9.   Corporate Responsibility
-----------------------------

Consumer Issues and Public Safety:
Animal Rights
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
     o The company is conducting animal testing programs that are unnecessary or not required by regulation;
     o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
     o The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
     o The company has already published a set of animal welfare standards and monitors compliance;
     o The company's standards are comparable to or better than those of peer firms; and
     o There are no serious controversies surrounding the company's treatment of animals.

Drug Pricing
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
     o    The existing level of disclosure on pricing policies;
     o    Deviation from established industry pricing norms;
     o The company's existing initiatives to provide its products to needy consumers;
     o Whether the proposal focuses on specific products or geographic regions.

Drug Reimportation
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
     o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;
     o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;
     o Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:
     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

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

     o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;
     o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS
Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:
     o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;
     o The company's existing healthcare policies, including benefits and healthcare access for local workers;
     o    Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Predatory Lending
Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
     o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;
     o Whether the company has adequately disclosed the financial risks of its subprime business;
     o Whether the company has been subject to violations of lending laws or serious lending controversies;
     o    Peer companies' policies to prevent abusive lending practices.

Tobacco
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:
     o    Whether  the  company   complies   with  all  local   ordinances   and
          regulations;
     o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;
     o    The risk of any health-related liabilities.

Advertising to youth:
     o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;
     o    Whether  the  company  has  gone  as  far  as  peers  in   restricting
          advertising;
     o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;
     o    Whether   restrictions   on  marketing  to  youth  extend  to  foreign
          countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:
     o    The percentage of the company's business affected;
     o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:
     o    The percentage of the company's business affected;
     o    The feasibility of a spin-off;
     o    Potential  future   liabilities   related  to  the  company's  tobacco
          business.

Stronger product warnings:

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Vote AGAINST  proposals  seeking stronger product  warnings.  Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote  AGAINST  proposals  prohibiting  investment  in  tobacco  equities.   Such
decisions are better left to portfolio managers.

Toxic Chemicals
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:
     o    Current regulations in the markets in which the company operates;
     o Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and
     o    The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Environment and Energy:
Arctic National Wildlife Refuge
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:
     o New legislation is adopted allowing development and drilling in the ANWR region;
     o    The company intends to pursue operations in the ANWR; and
     o The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES Principles
Vote  CASE-BY-CASE  on  proposals  to adopt the CERES  Principles,  taking  into account:
     o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;
     o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;
     o Environmentally conscious practices of peer companies, including endorsement of CERES;
     o    Costs of membership and implementation.

Concentrated Area Feeding Operations (CAFOs)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:
     o The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
     o    The company does not directly source from CAFOs.

Environmental-Economic Risk Report
Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:
     o    The feasibility of financially quantifying environmental risk factors;
     o The company's compliance with applicable legislation and/or regulations regarding environmental performance;
     o    The costs associated with implementing improved standards;
     o The potential costs associated with remediation resulting from poor environmental performance; and
     o    The  current  level  of  disclosure  on  environmental   policies  and
          initiatives.

Environmental Reports
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

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Kyoto Protocol Compliance
Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
     o    The company does not maintain operations in Kyoto signatory markets;
     o The company already evaluates and substantially discloses such information; or,
     o Greenhouse gas emissions do not significantly impact the company's core businesses.

Land Use
Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

Nuclear Safety
Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:
     o The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;
     o The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or
     o The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

Operations in Protected Areas
Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:
     o The company does not currently have operations or plans to develop operations in these protected regions; or,
     o The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
     o    The nature of the company's business and the percentage affected;
     o    The extent that peer companies are recycling;
     o    The timetable prescribed by the proposal;
     o    The costs and methods of implementation;
     o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy
In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

Sustainability Report
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:
     o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or
     o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

General Corporate Issues:
Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
     o The company is in compliance with laws governing corporate political activities; and
     o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:


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     o    Recent significant  controversy or litigation related to the company's political contributions or governmental affairs; and
     o    The public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote  AGAINST   proposals   restricting  the  company  from  making   charitable
contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
     o    The relevance of the issue to be linked to pay;
     o The degree that social performance is already included in the company's pay structure and disclosed;
     o The degree that social performance is used by peer companies in setting pay;
     o Violations or complaints filed against the company relating to the particular social performance measure;
     o Artificial limits sought by the proposal, such as freezing or capping executive pay;
     o    Independence of the compensation committee;
     o    Current company pay levels.

Outsourcing/Offshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:
     o    Risks associated with certain international markets;
     o    The utility of such a report to shareholders;
     o The existence of a publicly available code of corporate conduct that applies to international operations.

Labor Standards and Human Rights:
China Principles
----------------
Vote AGAINST proposals to implement the China Principles unless:
     o There are serious controversies surrounding the company's China operations; and
     o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
     o    The nature and amount of company business in that country;
     o    The company's workplace code of conduct;
     o    Proprietary and confidential information involved;
     o    Company compliance with U.S. regulations on investing in the country;
     o    Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
     o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;
     o    Agreements with foreign suppliers to meet certain workplace standards;
     o    Whether company and vendor facilities are monitored and how;
     o    Company participation in fair labor organizations;
     o    Type of business;
     o    Proportion of business conducted overseas;

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     o    Countries of operation with known human rights abuses;
     o Whether the company has been recently involved in significant labor and human rights controversies or violations;
     o    Peer company standards and practices;
     o    Union presence in company's international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
     o The company does not operate in countries with significant human rights violations;
     o    The company has no recent human rights controversies or violations; or
     o The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
     o    Company  compliance  with or violations of the Fair  Employment Act of
          1989;
     o Company antidiscrimination policies that already exceed the legal requirements;
     o    The cost and feasibility of adopting all nine principles;
     o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);
     o    The potential for charges of reverse discrimination;
     o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;
     o    The level of the company's investment in Northern Ireland;
     o    The number of company employees in Northern Ireland;
     o    The degree that industry peers have adopted the MacBride Principles;
     o    Applicable   state  and  municipal  laws  that  limit  contracts  with
          companies that have not adopted the MacBride Principles.

Military Business:
Foreign Military Sales/Offsets
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
     o    Whether the company has in the past manufactured landmine components;
     o    Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
     o    What weapons classifications the proponent views as cluster bombs;
     o Whether the company currently or in the past has manufactured cluster bombs or their components;
     o    The percentage of revenue derived from cluster bomb manufacture;
     o    Whether the company's peers have renounced future production.

Nuclear Weapons
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

Operations in Nations Sponsoring Terrorism (e.g., Iran)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:
     o The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;
     o    Compliance with U.S. sanctions and laws.

Spaced-Based Weaponization
Generally  vote  FOR  reports  on  a  company's   involvement  in   spaced-based
weaponization unless:
     o    The information is already publicly available; or
     o    The disclosures sought could compromise proprietary information.

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Workplace Diversity:
Board Diversity
Generally vote FOR reports on the company's efforts to diversify the board, unless:
     o The board composition is reasonably inclusive in relation to companies of similar size and business; or
     o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
     o    The degree of board diversity;
     o Comparison with peer companies; o Established process for improving board diversity;
     o    Existence of independent nominating committee;
     o    Use of outside search firm;
     o    History of EEO violations.

Equal Employment Opportunity (EEO)
Generally  vote  FOR  reports   outlining  the  company's   affirmative   action
initiatives unless all of the following apply:
     o    The company has well-documented equal opportunity programs;
     o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and
     o    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
     o    The  composition  of  senior   management  and  the  board  is  fairly
          inclusive;
     o The company has well-documented programs addressing diversity initiatives and leadership development;
     o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and
     o The company has had no recent, significant EEO-related violations or litigation.

Sexual Orientation
Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10.  Mutual Fund Proxies
------------------------

Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
     o    Past performance as a closed-end fund;
     o    Market in which the fund invests;
     o    Measures taken by the board to address the discount; and
     o Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests
Vote CASE-BY-CASE on proxy contests, considering the following factors:
     o    Past performance relative to its peers;
     o    Market in which fund invests;

     o    Measures taken by the board to address the issues;
     o Past shareholder activism, board activity, and votes on related proposals;
     o    Strategy of the incumbents versus the dissidents;
     o    Independence of directors;
     o    Experience and skills of director candidates;
     o    Governance profile of the company;
     o    Evidence of management entrenchment.

Investment Advisory Agreements
Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:
     o    Proposed and current fee schedules;
     o    Fund category/investment objective;
     o    Performance benchmarks;
     o    Share price performance as compared with peers;
     o    Resulting fees relative to peers;
     o    Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals
Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:
     o    Stated specific financing purpose;
     o    Possible dilution for common shares;
     o    Whether the shares can be used for antitakeover purposes.

1940 Act Policies
Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:
     o    Potential competitiveness;
     o    Regulatory developments;
     o    Current and potential returns; and
     o    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction
Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
     o    The fund's target investments;
     o    The reasons given by the fund for the change; and
     o    The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental
Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

Name Change Proposals
Vote CASE-BY-CASE on name change proposals, considering the following factors:
     o    Political/economic changes in the target market;
     o    Consolidation in the target market; and
     o    Current asset composition.

Change in Fund's Subclassification
Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:
     o    Potential competitiveness;
     o    Current and potential returns;
     o    Risk of concentration;
     o    Consolidation in target industry.

Disposition of Assets/Termination/Liquidation
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
     o    Strategies employed to salvage the company;

     o    The fund's past performance;
     o    The terms of the liquidation.

Changes to the Charter Document
Vote CASE-BY-CASE on changes to the charter document, considering the following factors:
     o    The degree of change implied by the proposal;
     o    The efficiencies that could result;
     o    The state of incorporation;
     o    Regulatory standards and implications.

Vote AGAINST any of the following changes:
     o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
     o Removal of shareholder approval requirement for amendments to the new declaration of trust;
     o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
     o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
     o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
     o Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund
Vote CASE-BY-CASE on re-incorporations, considering the following factors:
     o    Regulations of both states;
     o    Required fundamental policies of both states;
     o    The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements
Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:
     o    Fees charged to comparably sized funds with similar objectives;
     o    The proposed distributor's reputation and past performance;
     o    The competitiveness of the fund in the industry;
     o    The terms of the agreement.

Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.

Mergers
Vote CASE-BY-CASE on merger proposals, considering the following factors:
     o    Resulting fee structure;
     o    Performance of both funds;
     o    Continuity of management personnel;
     o Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds:
Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
     o    Performance of the fund's Net Asset Value (NAV);
     o    The fund's history of shareholder relations;
     o    The performance of other funds under the advisor's management.

CUSIP Number 36559B401                                       NASDAQ Symbol CHESX

________________________________________________________________________________

                           THE CHESAPEAKE GROWTH FUND

                                 A series of the
                         Gardner Lewis Investment Trust

                              INSTITUTIONAL SHARES
________________________________________________________________________________



                                   PROSPECTUS
                               February 28, 2006




The Chesapeake Growth Fund ("Fund") seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of medium and large capitalization companies. This Fund also offers Super-Institutional Shares and Class A Investor Shares, which are offered by other prospectuses.




                               Investment Advisor
                               ------------------

                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317

                                 1-800-430-3863





The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

THE FUND.....................................................................2
--------

   Investment Objective......................................................2
   Principal Investment Strategies...........................................2
   Principal Risks of Investing in the Fund..................................3
   Bar Chart and Performance Table...........................................5
   Fees and Expenses of the Fund.............................................6

MANAGEMENT OF THE FUND.......................................................7
----------------------

   The Investment Advisor....................................................7
   The Administrator.........................................................8
   The Transfer Agent........................................................8
   The Distributor...........................................................8

INVESTING IN THE FUND........................................................9
---------------------

   Minimum Investment........................................................9
   Purchase and Redemption Price.............................................9
   Purchasing Shares........................................................10
   Redeeming Your Shares....................................................12
   Frequent Purchases and Redemptions.......................................14

OTHER IMPORTANT INVESTMENT INFORMATION......................................15
--------------------------------------

   Dividends, Distributions, and Taxes......................................15
   Financial Highlights ....................................................16
   Additional Information...........................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The Chesapeake Growth Fund seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of medium and large capitalization companies.


PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Gardner Lewis Investment Trust ("Trust"), seeks capital appreciation by investing primarily in equity securities of medium and large capitalization companies. The Fund considers a medium capitalization company to be one that has a market capitalization, measured at the time that the Fund purchases the security, between $1.5 billion and $15 billion. The Fund considers a large capitalization company to be one that has a market capitalization, measured at the time that the Fund purchases the security, of at least $15 billion. The Fund's investments in these medium and large capitalization companies will be primarily in equity securities, such as common and preferred stock and securities convertible into common stock.

In making investment decisions for the Fund, Gardner Lewis Asset Management L.P. ("Advisor") will base those decisions on its analysis of companies that show superior prospects for growth. By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies undergoing positive changes that have not yet been recognized by "Wall Street" analysts and the financial press. These changes often include:

     o    new product introductions;
     o    new distribution strategies;
     o    new manufacturing technology; and/or
     o    new management team or new management philosophy.

Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year's comparable period. The Advisor also favors portfolio investments in companies whose price when purchased is not yet fully reflective of their growth rates. In selecting these portfolio companies, the Advisor includes analysis of the following:

     o    growth rate of earnings;
     o    financial performance;
     o    management strengths and weaknesses;
     o    current market valuation in relation to earnings growth;
     o    historic and comparable company valuations;
     o    level and nature of the company's  debt, cash flow,  working  capital;
          and
     o    quality of the company's assets.

Under normal market conditions, the Fund will invest at least 90% of the Fund's total assets in equity securities, of which no more than 25% of the Fund's total assets will be invested in the securities of any one industry. Up to 10% of the Fund's total assets may consist of foreign securities and sponsored ADRs.
However, all securities will be traded on domestic and foreign securities exchanges or in the over-the-counter markets.

While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

     o the anticipated price appreciation has been achieved or is no longer probable;
     o the company's fundamentals appear, in the analysis of the Advisor, to be deteriorating;
     o general market expectations regarding the company's future performance exceed those expectations held by the Advisor; or
     o alternative investments offer, in the view of the Advisor, superior potential for appreciation.

Disclosure  of  Portfolio  Holdings.  The Fund  may,  from  time to  time,  make available portfolio holdings information on its website at http://www.chesapeakefunds.com, including lists of the ten largest holdings and the complete portfolio holdings as of the end of each calendar quarter. To reach this information, use the link to "The Funds" that is located on the left portion of the home page and then access the Fund's fact sheet. A link to the list of the Fund's complete portfolio holdings is located beneath the list of the Fund's ten largest holdings. This information is generally posted to the website within thirty days of the end of each calendar quarter and remains available until new information for the next calendar quarter is posted. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The following section describes some of the risks involved with portfolio investments of the Fund.

Equity Securities: To the extent that the majority of the Fund's portfolio consists of common stocks, it is expected that the Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

Market Risk: Market risk refers to the risk related to investments in securities in general and daily fluctuations in the securities markets. The Fund's performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

Internal Change: Investing in companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, as described above, may involve greater than average risk due to their unproven nature.

Medium Capitalization Companies: As noted above, the Fund may invest a significant portion of its assets in the equity securities of medium capitalization companies. To the extent the Fund's assets are invested in medium capitalization companies, the Fund may exhibit more volatility than if it were invested exclusively in large capitalization companies because the securities of mid-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth.
Additionally, mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning mid-cap companies than for larger, more established companies.

Although investing in securities of medium-sized companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed, and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

Investment Advisor Risk: The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

Overweighting in Certain Market Sectors: The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund's net asset value.

Portfolio Turnover: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rate for prior periods.

Short-Term Investments: As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may determine from time to time that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund will also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.

BAR CHART AND PERFORMANCE TABLE

The bar chart shown below provides an indication of the risks of investing in the Fund's Institutional Shares by showing (on a calendar year basis) changes in the Fund's performance from year to year. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[Bar Chart Here]

                              INSTITUTIONAL SHARES
                           Year to Year Total Returns
                              (as od December 31)
                              -------------------

                                 1996 -  16.76%
                                 1997 -  15.40%
                                 1998 -  12.50%
                                 1999 -  51.95%
                                 2000 -   0.13%
                                 2001 - -27.66%
                                 2002 - -32.97%
                                 2003 -  42.47%
                                 2004 -  10.77%
                                 2005 -   7.38%


     o During the 10-year period shown in the bar chart above, the highest return for a calendar quarter was 43.15% (quarter ended December 31, 1999).
     o During the 10-year period shown in the bar chart above, the lowest return for a calendar quarter was (29.23)% (quarter ended September 30, 2001).
     o The year-to-date return of the Fund's Institutional Shares as of the most recent calendar quarter was 7.38% (quarter ended December 31, 2005).

The table shown below provides an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years, and ten years compare to those of a broad-based securities market index and an index of small capitalization stocks. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

----------------------------------------------------- ---------- ----------- -----------
            Average Annual Total Returns                 Past       Past        Past
           Periods Ended December 31, 2005              1 Year     5 Years     10 Years
----------------------------------------------------- ---------- ----------- -----------
The Chesapeake Growth Fund - Institutional Shares
  Before taxes on distributions                         7.38 %     (3.85)%      6.60 %
  After taxes on distributions                          7.38 %     (3.86)%      4.73 %
  After taxes on distributions and sale of shares       4.80 %     (3.24)%      5.02 %
----------------------------------------------------- ---------- ----------- -----------
Russell 2000 Index*                                     4.62 %      8.29 %      9.34 %
----------------------------------------------------- ---------- ----------- -----------
S&P 500 Total Return Index *                            4.91 %      0.54 %      9.07 %
----------------------------------------------------- ---------- ----------- -----------

* The Russell 2000 Index is a widely recognized, unmanaged index of small capitalization stocks. The S&P 500 Total Return Index is the Standard & Poor's Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in these indices. These indices do not have an investment advisor and do not pay any commissions, expenses, or taxes. If these indices did pay commissions, expenses, or taxes, their returns would be lower.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund:

                    Shareholder Fees for Institutional Shares
                    (fees paid directly from your investment)
                    -----------------------------------------

     Maximum Sales Charge (Load) Imposed On Purchases
        (as a percentage of offering price) ...........................None
     Redemption Fee
        (as a percentage of amount redeemed)...........................None

             Annual Fund Operating Expenses for Institutional Shares
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

     Management Fees..................................................1.00%
     Distribution and/or Service (12b-1) Fees..........................None
     Other Expenses...................................................0.97%
                                                                      -----
     Total Annual Fund Operating Expenses.............................1.97%*
                                                                      =====

     * "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Institutional Shares of the Fund for the fiscal year ended October 31, 2005. The Fund has entered into brokerage/service arrangements with several brokers through commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund). These portions are then used to offset overall Fund expenses. These oral arrangements are voluntary upon the part of the broker and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Board of Trustees of the Trust has reviewed these programs to insure compliance with the Fund's policies and procedures. In addition, the Board of Trustees of the Trust reviews the Fund's brokerage commissions quarterly to insure they are reasonable. There can be no assurance that these arrangements will continue in the future. For the fiscal year ended October 31, 2005, the amount of expenses paid by these brokers totaled 0.03% of the average daily net assets of the Fund. As a result of these arrangements, as a percentage of the average daily net assets of the Fund, the Total Annual Fund Operating Expenses for the Institutional Shares were as follows:

                  Total Annual Fund Operating Expenses for
                  the fiscal year ended October 31, 2005.........1.94%

     See the "Management of the Fund - Brokerage/Service Arrangements" section below for more information.

Example. This example shows you the expenses you may pay over time by investing in the Institutional Shares of the Fund. Since all funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

    --------------------- -------- --------- --------- ----------
       Period Invested     1 Year   3 Years   5 Years   10 Years
    --------------------- -------- --------- --------- ----------
         Your Costs         $200     $618      $1,062    $2,296
    --------------------- -------- --------- --------- ----------

                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

The Advisor is Gardner Lewis Asset Management L.P., which was established as a Delaware corporation in 1990, converted to a Pennsylvania limited partnership in 1994 and is controlled by W. Whitfield Gardner. Mr. Gardner, Chairman and Chief Executive Officer of the Advisor, and John L. Lewis, IV, President of the Advisor, are control persons by ownership of the Advisor and are also executive officers of the Trust. They have been responsible for the day-to-day management of the Fund's portfolio since its inception in 1994. They have been with the Advisor since its inception on April 2, 1990. As of February 2006, the Advisor serves as investment advisor to approximately $5.7 billion in assets, providing investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor's address is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317. The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended. Subject to the authority of the Board of Trustees of the Trust ("Trustees"), the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 1.00%. The aggregate advisory fee paid to the Advisor by the Fund as a percentage of average annual net assets for the Fund's last fiscal year ended October 31, 2005, was 1.00%.

Disclosure Regarding Approval of the Investment Advisory Contract. A discussion regarding the Trustees' basis for approving the renewal of the investment advisory contract for the Fund is available in the Fund's annual report to shareholders for the fiscal year ended October 31, 2005 and, when available, the annual report for the fiscal year ending October 31, 2006. You may obtain a copy of these annual reports, free of charge, upon request to the Fund.

Brokerage/Service Arrangements. The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's expenses for the fiscal year ended October 31, 2005. This program has been reviewed by the Trustees, pursuant to the provisions and guidelines outlined in the securities laws and legal precedent of the United States. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor may not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner which the Advisor believes to be fair and reasonable to the Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair to the participating accounts, with any exceptions to such methods involving the Trust being reported to the Trustees.

THE ADMINISTRATOR

The Nottingham Company ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor to the Fund, and provides the Fund with certain administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Fund.


THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section of this Prospectus entitled "Investing in the Fund," the Transfer Agent will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund.


THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares under a distribution agreement (the "Distribution Agreement"). The Distributor may sell the Fund's shares to or through qualified securities dealers or others.

Other Expenses. In addition to the management fees and the 12b-1 fees for the Class A Investor Shares, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its independent auditors and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees'
liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

Institutional  Shares  of the Fund are sold and  redeemed  at net  asset  value.
Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares of the Fund. The minimum initial investment is $1,000,000 and the minimum additional investment is $5,000 ($100 for those participating in the automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.


PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received, subject to the order being accepted by the Fund in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. To the extent that the Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate net asset value on business holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of the Fund's total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a mid-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or
(iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust's Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Fund's policies regarding fair value pricing are intended to result in a calculation of the Fund's net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Fund's normal pricing procedures. If such fair value price differs from the price that would have been determined using the Fund's normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have if the security were priced using the Fund's normal pricing procedures. The performance of the Fund may also be affected if a portfolio security's fair value price were to differ from the security's price using the Fund's normal pricing procedures. The Fund may also not be able to receive the portfolio security's fair value if the Fund should sell the portfolio security. The Trustees monitor and evaluate the Fund's use of fair value pricing, and periodically review the results of any fair valuation under the Fund's policies.

Other Matters. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after tender. The Fund may suspend redemptions, if permitted by the Investment Company Act of 1940, as amended ("1940 Act"), for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.


PURCHASING SHARES

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. In addition, orders will be deemed to have been received by the Fund when an authorized broker, or broker-authorized designee, receives the order, subject to the order being accepted by the Fund in good form. The orders will be priced at the Fund's net asset value next computed after the orders are received by the authorized broker, or broker-authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. Cash, money orders, and traveler's checks will not be accepted by the Fund. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, or Transfer Agent. The Fund will charge a $35 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to "The Chesapeake Growth Fund," to:

           The Chesapeake Growth Fund
           Institutional Shares
           c/o NC Shareholder Services
           116 South Franklin Street
           Post Office Box 4365
           Rocky Mount, North Carolina  27803-0365

Please remember to add a reference to "Institutional Shares" to your check to ensure proper credit to your account. The Fund Shares Application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $5,000. Before adding funds by bank wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature. You may exchange shares of the Fund for shares any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series of the Trust at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid by you in connection with the shares being exchanged. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

An investor may direct the Fund to exchange his/her shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will be made and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Class A Investor Shares may not be exchanged for Institutional or Super-Institutional Shares. Additionally, unless otherwise determined by the Fund, an investor may not exchange shares of the Fund for shares of The Chesapeake Aggressive Growth Fund, another series of the Trust affiliated with the Advisor, unless such investor has an existing account with such fund.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Stock Certificates. The Fund normally does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund's share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for the investor's name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the investor's driver's license or other identifying documents. An investor's account application will not be considered "complete" and, therefore, an account will not be opened and the investor's money will not be invested until the Fund receives this required information. If after opening the investor's account the Fund is unable to verify the investor's identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor's identity is verified; and (ii) close the investor's account without notice and return the investor's redemption proceeds to the investor. If the Fund closes an investor's account because the Fund was unable to verify the investor's identity, the Fund will value the account in accordance with the Fund's next net asset value calculated after the investor's account is closed. In that case, the investor's redemption proceeds may be worth more or less than the investor's original investment. The Fund will not be responsible for any losses incurred due to the Fund's inability to verify the identity of any investor opening an account.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

           The Chesapeake Growth Fund
           Institutional Shares
           c/o NC Shareholder Services
           116 South Franklin Street
           Post Office Box 4365
           Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include the following:

     (1) Your letter of instruction specifying the account number and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and
     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing, using the instructions above.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include the following:

     (1)  The name of the Fund and class of shares;
     (2)  Shareholder(s) name and account number;
     (3)  Number of shares or dollar amount to be redeemed;
     (4)  Instructions   for   transmittal   of   redemption   proceeds  to  the
          shareholder; and
     (5) Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-430-3863. Redemption proceeds will only be sent to the financial institution account or person named in your account application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine. The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $1,000,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $1,000,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days prior written notice. If the shareholder brings his account net asset value up to at least $1,000,000 during the notice period, the account will not be redeemed.
Redemptions from retirement plans may be subject to federal income tax withholding.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application;
(iii) all transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund's net asset value at the beginning of such period.

Miscellaneous. The Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason; and (ii) suspend its offering of shares at any time.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions ("Frequent Trading") of shares of the Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund's portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Fund's mid-cap portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Fund may face unfavorable impacts as mid-cap securities may be more volatile than securities for larger, more established companies and it may be more difficult to sell a significant amount of shares to meet redemptions in a limited market. Current shareholders of the Funds may also face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries as sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions. Frequent Trading may also increase portfolio turnover, which may result in increased capital gains taxes for shareholders of the Fund. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Fund. Under the Fund's policy, the Advisor has the discretion to refuse to accept further purchase and/or exchange orders from an investor if the Advisor believes the investor has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders. To assist the Advisor in identifying possible Frequent Trading patterns, the Transfer Agent provides a daily record of shareholder trades to the Advisor. The Transfer Agent also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading. Under the Fund's policy regarding Frequent Trading, the Fund intends to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

This policy is intended to apply uniformly, except that the Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks ("Intermediary Accounts"). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to the Fund. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being known to the Fund. Accordingly, the ability of the Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Fund could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. The policy will not apply if the Advisor determines that a purchase and redemption pattern is not a Frequent Trading pattern intended to respond to short-term fluctuations in the securities markets, such as inadvertent errors that result in frequent purchases and redemptions. In such a case, the Advisor may choose to accept further purchase and/or exchange orders for such investor account.

                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and realized gains to its shareholders every year. Dividends paid by the fund derived from net investment income, if any, will generally be paid monthly or quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

A particular dividend distribution generally will be taxable as qualified dividend income, long-term capital gains or ordinary income. The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are generally taxable at long-term capital gains tax rates. Any distribution resulting from such qualifying dividends received by a Fund will be designated as qualified dividend income. If the Fund designates a dividend distribution as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met. If the Fund designates a dividend distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. All taxable distributions paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund declares a dividend in October, November or December but pays it in January, it will be taxable to shareholders as if the dividend were received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes. Shareholders who hold Fund Shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2006) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Shareholders should consult their own tax advisors to ensure that distributions and sales of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for prior fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Fund. The financial data for the fiscal years and period below have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report covering such years and period is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual and Semi-Annual Reports of the Fund, copies of which may be obtained at no charge by calling the Fund at 1-800-430-3863.


                              INSTITUTIONAL SHARES
                (For a Share Outstanding Throughout Each Period)

=================================================== ============ ============ ============ ============ ============= =============
                                                         Year        Year         Year         Year        Period          Year
                                                        Ended       Ended        Ended        Ended        Ended          Ended
                                                      10/31/05     10/31/04     10/31/03     10/31/02    10/31/01(a)     2/28/01
                                                      --------     --------     --------     --------    -----------     -------
--------------------------------------------------- ------------ ------------ ------------ ------------ ------------- -------------
Net Asset Value, Beginning of Period                  $  10.33     $  10.09     $   7.39     $   9.65     $  13.35      $  33.08
--------------------------------------------------- ------------ ------------ ------------ ------------ ------------- -------------
Income (loss) from investment operations
  Net investment loss                                    (0.16)       (0.14)       (0.10)       (0.09)       (0.06)        (0.15)
  Net realized and unrealized gain (loss) on
     investments                                          1.67         0.38         2.80        (2.16)       (3.64)        (8.38)
                                                          ----         ----         ----         ----         ----          ----
--------------------------------------------------- ------------ ------------ ------------ ------------ ------------- -------------
  Total from investment operations                        1.51         0.24         2.70        (2.25)       (3.70)        (8.53)
                                                          ----         ----         ----         ----         ----          ----
--------------------------------------------------- ------------ ------------ ------------ ------------ ------------- -------------
Less Distributions to shareholders from
  Net realized gain from investment transactions          0.00         0.00         0.00        (0.01)        0.00        (11.20)
                                                          ----         ----         ----        ------        ----        -------
--------------------------------------------------- ------------ ------------ ------------ ------------ ------------- -------------
Net Asset Value, End of Period (b)                    $  11.84     $  10.33     $  10.09    $    7.39     $   9.65      $  13.35
                                                         =====        =====        =====        =====         ====         =====
--------------------------------------------------- ------------ ------------ ------------ ------------ ------------- -------------
Total Return                                             14.62 %       2.28 %      36.54 %     (23.34)%     (27.72)%      (32.25)%
                                                         =====         ====        =====        =====       =======        ======
--------------------------------------------------- ------------ ------------ ------------ ------------ ------------- -------------
Ratios/supplemental data
--------------------------------------------------- ------------ ------------ ------------ ------------ ------------- -------------
  Net assets, end of period (000's)                   $ 17,012     $ 21,282     $ 29,451     $ 43,565     $ 58,667      $ 75,221
  Average net assets for the period (000's)           $ 19,252     $ 23,104     $ 33,836     $ 56,491     $ 70,560      $ 91,661
--------------------------------------------------- ------------ ------------ ------------ ------------ ------------- -------------
  Ratio of gross expenses to average net assets           1.97 %       1.77 %       1.35 %       1.26 %       1.23 % (c)    1.18 %
  Ratio of net expenses to average net assets             1.94 %       1.70 %       1.25 %       1.20 %       1.20 % (c)    1.17 %
--------------------------------------------------- ------------ ------------ ------------ ------------ ------------- -------------
  Ratio of net investment loss to average net
     assets                                              (1.22)%      (1.28)%      (0.86)%      (0.97)%      (0.74)% (c)   (0.93)%
--------------------------------------------------- ------------ ------------ ------------ ------------ ------------- -------------
  Portfolio turnover rate                                78.03 %      78.37 %      85.67 %     104.17 %      96.61 %      124.81 %
=================================================== ============ ============ ============ ============ ============= =============

(a) For the period from March 1, 2001 to October 31, 2001. The Fund changed its fiscal year-end from February 28 to October 31 beginning with the fiscal period ended October 31, 2001.
(b)  Not annualized.
(c)  Annualized.

                             ADDITIONAL INFORMATION

________________________________________________________________________________

                           THE CHESAPEAKE GROWTH FUND

                              INSTITUTIONAL SHARES
________________________________________________________________________________


Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report will include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) as follows:



--------------------------------------------------------------------------------

     By telephone:           1-800-430-3863


     By mail:                The Chesapeake Growth Fund
                             Institutional Shares
                             c/o NC Shareholder Services
                             116 South Franklin Street
                             Post Office Box 4365
                             Rocky Mount, North Carolina  27803-0365


     By e-mail:              info@nottinghamco.com


     On the Internet:        www.nottinghamco.com

--------------------------------------------------------------------------------



Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.





                  Investment Company Act file number 811-07324

CUSIP Number 36559B609                                      NASDAQ Symbol CHSIX
________________________________________________________________________________

                           THE CHESAPEAKE GROWTH FUND

                                 A series of the
                         Gardner Lewis Investment Trust

                           SUPER-INSTITUTIONAL SHARES
________________________________________________________________________________



                                   PROSPECTUS
                                February 28, 2006





The Chesapeake Growth Fund ("Fund") seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of medium and large capitalization companies. The Fund also offers Institutional Shares and Class A Investor Shares, which are offered by other prospectuses.





                               Investment Advisor
                               ------------------

                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317

                                 1-800-430-3863





The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

THE FUND...................................................................... 2
--------

      Investment Objective.....................................................2
      Principal Investment Strategies..........................................2
      Principal Risks of Investing in the Fund.................................3
      Bar Chart and Performance Table..........................................5
      Fees and Expenses of the Fund............................................7

MANAGEMENT OF THE FUND.........................................................8
----------------------

      The Investment Advisor...................................................8
      The Administrator........................................................9
      The Transfer Agent.......................................................9
      The Distributor..........................................................9

INVESTING IN THE FUND.........................................................10
---------------------

      Minimum Investment......................................................10
      Purchase and Redemption Price...........................................10
      Purchasing Shares.......................................................11
      Redeeming Your Shares...................................................13
      Frequent Purchases and Redemptions......................................14

OTHER IMPORTANT INVESTMENT INFORMATION........................................16
--------------------------------------

      Dividends, Distributions, and Taxes.....................................16
      Financial Highlights....................................................17
      Additional Information..........................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The Chesapeake Growth Fund seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of medium and large capitalization companies.


PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Gardner Lewis Investment Trust ("Trust"), seeks capital appreciation by investing primarily in equity securities of medium and large capitalization companies. The Fund considers a medium capitalization company to be one that has a market capitalization, measured at the time that the Fund purchases the security, between $1.5 billion and $15 billion. The Fund considers a large capitalization company to be one that has a market capitalization, measured at the time that the Fund purchases the security, of at least $15 billion. The Fund's investments in these medium and large capitalization companies will be primarily in equity securities, such as common and preferred stock and securities convertible into common stock.

In making investment decisions for the Fund, Gardner Lewis Asset Management L.P. ("Advisor") will base those decisions on its analysis of companies that show superior prospects for growth. By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies undergoing positive changes that have not yet been recognized by "Wall Street" analysts and the financial press. These changes often include:

     o    new product introductions;
     o    new distribution strategies;
     o    new manufacturing technology; and/or
     o    new management team or new management philosophy.

Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year's comparable period. The Advisor also favors portfolio investments in companies whose price when purchased is not yet fully reflective of their growth rates. In selecting these portfolio companies, the Advisor includes analysis of the following:

     o    growth rate of earnings;
     o    financial performance;
     o    management strengths and weaknesses;
     o    current market valuation in relation to earnings growth;
     o    historic and comparable company valuations;
     o    level and nature of the company's  debt, cash flow,  working  capital;
          and
     o    quality of the company's assets.

Under normal market conditions, the Fund will invest at least 90% of the Fund's total assets in equity securities, of which no more than 25% of the Fund's total assets will be invested in the securities of any one industry. Up to 10% of the

Fund's  total  assets may  consist of foreign  securities  and  sponsored  ADRs.
However, all securities will be traded on domestic and foreign securities exchanges or in the over-the-counter markets.

While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

     o the anticipated price appreciation has been achieved or is no longer probable;
     o the company's fundamentals appear, in the analysis of the Advisor, to be deteriorating;
     o general market expectations regarding the company's future performance exceed those expectations held by the Advisor; or
     o alternative investments offer, in the view of the Advisor, superior potential for appreciation.

Disclosure  of  Portfolio  Holdings.  The Fund  may,  from  time to  time,  make available portfolio holdings information on its website at http://www.chesapeakefunds.com, including lists of the ten largest holdings and the complete portfolio holdings as of the end of each calendar quarter. To reach this information, use the link to "The Funds" that is located on the left portion of the home page and then access the Fund's fact sheet. A link to the list of the Fund's complete portfolio holdings is located beneath the list of the Fund's ten largest holdings. This information is generally posted to the website within thirty days of the end of each calendar quarter and remains available until new information for the next calendar quarter is posted. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The following section describes some of the risks involved with portfolio investments of the Fund.

Equity Securities: To the extent that the majority of the Fund's portfolio consists of common stocks, it is expected that the Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

Market Risk: Market risk refers to the risk related to investments in securities in general and daily fluctuations in the securities markets. The Fund's performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

Internal Change: Investing in companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, as described above, may involve greater than average risk due to their unproven nature.

Medium Capitalization Companies: As noted above, the Fund may invest a significant portion of its assets in the equity securities of medium capitalization companies. To the extent the Fund's assets are invested in medium capitalization companies, the Fund may exhibit more volatility than if it were invested exclusively in large capitalization companies because the securities of mid-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth.
Additionally, mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning mid-cap companies than for larger, more established companies.

Although investing in securities of medium-sized companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed, and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

Investment Advisor Risk: The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

Overweighting in Certain Market Sectors: The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund's net asset value.

Portfolio Turnover: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rate for prior periods.

Short-Term Investments: As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may determine from time to time that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund will also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.

BAR CHART AND PERFORMANCE TABLE*

The bar chart shown below provides an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's Institutional Shares performance from year to year. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[BAR CHART HERE]

                              INSTITUTIONAL SHARES
                           Year to Year Total Returns
                              (as of December 31)
                              -------------------

                                 1996 -  16.76%
                                 1997 -  15.40%
                                 1998 -  12.50%
                                 1999 -  51.95%
                                 2000 -   0.13%
                                 2001 - -27.66%
                                 2002 - -32.97%
                                 2003 -  42.47%
                                 2004 -  10.77%
                                 2005 -   7.38%


     o During the 10-year period shown in the bar chart above, the highest return for a calendar quarter was 43.15% (quarter ended December 31, 1999).
     o During the 10-year period shown in the bar chart above, the lowest return for a calendar quarter was (29.23)% (quarter ended September 30, 2001).
     o The year-to-date return of the Fund's Institutional Shares as of the most recent calendar quarter was 7.38% (quarter ended December 31, 2005).

The table shown below provides an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years, and ten years compare to those of a broad-based securities market index and an index of small capitalization stocks. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

------------------------------------------------------- ------------ ------------ ------------
Average Annual Total Returns                               Past 1       Past 5      Past 10
Periods Ended December 31, 2005                            Year         Years        Years
------------------------------------------------------- ------------ ------------ ------------
The Chesapeake Growth Fund - Institutional Shares
     Before taxes on distributions                         7.38 %      (3.85)%       6.60 %
     After taxes on distributions                          7.38 %      (3.86)%       4.73 %
     After taxes on distributions and sale of shares       4.80 %      (3.24)%       5.02 %
------------------------------------------------------- ------------ ------------ ------------
Russell 2000 Index^1                                       4.62 %       8.29 %       9.34 %
------------------------------------------------------- ------------ ------------ ------------
S&P 500 Total Return Index^1                               4.91 %       0.54 %       9.07 %
------------------------------------------------------- ------------ ------------ ------------


  ^1 The Russell 2000 Index is a widely recognized, unmanaged index of small capitalization stocks. The S&P 500 Total Return Index is the Standard & Poor's Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in these indices. These indices do not have an investment advisor and do not pay any commissions, expenses, or taxes. If these indices did pay commissions, expenses, or taxes, their returns would be lower.


*The performance information presented above is based upon the average annual total returns of the Institutional Shares of the Fund. The performance information of the Institutional Shares has been used for this purpose because the Super-Institutional Shares are not currently in operation and therefore have no current performance history. However, the annual returns for both classes are expected to be substantially similar because both classes of shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same fees and expenses.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Super-Institutional Shares of the Fund:

                 Shareholder Fees for Super-Institutional Shares
                    (fees paid directly from your investment)
                    -----------------------------------------

    Maximum Sales Charge (Load) Imposed On Purchases
            (as a percentage of offering price) ..................None
    Redemption Fee
            (as a percentage of amount redeemed)..................None


          Annual Fund Operating Expenses for Super-Institutional Shares
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

    Management Fees...............................................1.00%
    Distribution and/or Service (12b-1) Fees.......................None
    Other Expenses................................................0.97%
                                                                  -----
    Total Annual Fund Operating Expenses..........................1.97%*
                                                                  =====

   *"Total Annual Fund Operating  Expenses" are based upon actual  expenses incurred by the Institutional Shares of the Fund for the fiscal year ended October 31, 2005. The Fund has entered into brokerage/service arrangements with several brokers through commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the
     Fund). These portions are then used to offset overall Fund expenses. These oral arrangements are voluntary upon the part of the broker and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Board of Trustees of the Trust has reviewed these programs to insure compliance with the Fund's policies and procedures. In addition, the Board of Trustees of the Trust reviews the Fund's brokerage commissions quarterly to insure they are reasonable. There can be no assurance that these arrangements will continue in the future. For the fiscal year ended October 31, 2005, the amount of expenses paid by these brokers totaled 0.03% of the average daily net assets of the Fund. As a result of these arrangements, as a percentage of the average daily net assets of the Fund, the Total Annual Fund Operating Expenses for the Super-Institutional Shares were as follows:

             Total Annual Fund Operating Expenses for
             the fiscal year ended October 31, 2005.........1.94%

     See the "Management of the Fund - Brokerage/Service Arrangements" section below for more information.

Example. This example shows you the expenses you may pay over time by investing in the Super-Institutional Shares of the Fund. Since all funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

   -------------------- ---------- ---------- ----------- ------------
     Period Invested      1 Year     3 Years    5 Years     10 Years
   -------------------- ---------- ---------- ----------- ------------
        Your Costs         $200       $618      $1,062       $2,296
   -------------------- ---------- ---------- ----------- ------------

                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

The Advisor is Gardner Lewis Asset Management L.P., which was established as a Delaware corporation in 1990, converted to a Pennsylvania limited partnership in 1994 and is controlled by W. Whitfield Gardner. Mr. Gardner, Chairman and Chief Executive Officer of the Advisor, and John L. Lewis, IV, President of the Advisor, are control persons by ownership of the Advisor and are also executive officers of the Trust. They have been responsible for the day-to-day management of the Fund's portfolio since its inception in 1994. They have been with the Advisor since its inception on April 2, 1990. As of February 2006, the Advisor serves as investment advisor to approximately $5.7 billion in assets, providing investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor's address is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317. The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended. Subject to the authority of the Board of Trustees of the Trust ("Trustees"), the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 1.00%. The aggregate advisory fee paid to the Advisor by the Fund as a percentage of average annual net assets for the Fund's last fiscal year, ended October 31, 2005, was 1.00%.

Disclosure Regarding Approval of the Investment Advisory Contract. A discussion regarding the Trustees' basis for approving the renewal of the investment advisory contract for the Fund is available in the Fund's annual report to shareholders for the fiscal year ended October 31, 2005 and, when available, the annual report for the fiscal year ending October 31, 2006. You may obtain a copy of these annual reports, free of charge, upon request to the Fund.

Brokerage/Service Arrangements. The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's expenses for the fiscal year ended October 31, 2005. This program has been reviewed by the Trustees, pursuant to the provisions and guidelines outlined in the securities laws and legal precedent of the United States. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor may not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner which the Advisor believes to be fair and reasonable to the Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair to the participating accounts, with any exceptions to such methods involving the Trust being reported to the Trustees.

THE ADMINISTRATOR

The Nottingham Company ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor to the Fund, and provides the Fund with certain administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Fund.


THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section of this Prospectus entitled "Investing in the Fund," the Transfer Agent will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund.


THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares under a distribution agreement ("Distribution Agreement"). The Distributor may sell the Fund's shares to or through qualified securities dealers or others.

Other Expenses. In addition to the management fees and the 12b-1 fees for the Class A Investor Shares, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its independent auditors and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees'
liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

Super-Institutional Shares of the Fund are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares of the Fund. The minimum initial investment is $50,000,000 and the minimum additional investment is $100,000. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.


PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received, subject to the order being accepted by the Fund in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. To the extent that the Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate net asset value on business holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of the Fund's total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a mid-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or
(iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust's Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Fund's policies regarding fair value pricing are intended to result in a calculation of the Fund's net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Fund's normal pricing procedures. If such fair value price differs from the price that would have been determined using the Fund's normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have if the security were priced using the Fund's normal pricing procedures. The performance of the Fund may also be affected if a portfolio security's fair value price were to differ from the security's price using the Fund's normal pricing procedures. The Fund may also not be able to receive the portfolio security's fair value if the Fund should sell the portfolio security. The Trustees monitor and evaluate the Fund's use of fair value pricing, and periodically review the results of any fair valuation under the Fund's policies.

Other Matters. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after tender. The Fund may suspend redemptions, if permitted by the Investment Company Act of 1940, as amended ("1940 Act"), for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.


PURCHASING SHARES

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. In addition, orders will be deemed to have been received by the Fund when an authorized broker, or broker-authorized designee, receives the order, subject to the order being accepted by the Fund in good form. The orders will be priced at the Fund's net asset value next computed after the orders are received by the authorized broker, or broker-authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. Cash, money orders, and traveler's checks will not be accepted by the Fund. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, or Transfer Agent. The Fund will charge a $35 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to "The Chesapeake Growth Fund," to:

             The Chesapeake Growth Fund
             Super-Institutional Shares
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

Please remember to add a reference to "Super-Institutional Shares" to your check to ensure proper credit to your account. The Fund Shares Application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $100,000. Before adding funds by bank wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Exchange Feature. You may exchange shares of the Fund for shares any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series of the Trust at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid by you in connection with the shares being exchanged. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

An investor may direct the Fund to exchange his/her shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will be made and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Class A Investor Shares may not be exchanged for Institutional or Super-Institutional Shares. Additionally, unless otherwise determined by the Fund, an investor may not exchange shares of the Fund for shares of The Chesapeake Aggressive Growth Fund, another series of the Trust affiliated with the Advisor, unless such investor has an existing account with such fund.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Stock Certificates. The Fund normally does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund's share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for the investor's name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the investor's driver's license or other identifying documents. An investor's account application will not be considered "complete" and, therefore, an account will not be opened and the investor's money will not be invested until the Fund receives this required information. If after opening the investor's account the Fund is unable to verify the investor's identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor's identity is verified; and (ii) close the investor's account without notice and return the investor's redemption proceeds to the investor. If the Fund closes an investor's account because the Fund was unable to verify the investor's identity, the Fund will value the account in accordance with the Fund's next net asset value calculated after the investor's account is closed. In that case, the investor's redemption proceeds may be worth more or less than the investor's original investment. The Fund will not be responsible for any losses incurred due to the Fund's inability to verify the identity of any investor opening an account.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

             The Chesapeake Growth Fund
             Super-Institutional Shares
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include the following:

     (1) Your letter of instruction specifying the account number and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and
     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing, using the instructions above.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include the following:

     (1)  The name of the Fund and class of shares;
     (2)  Shareholder(s) name and account number;
     (3)  Number of shares or dollar amount to be redeemed;
     (4)  Instructions   for   transmittal   of   redemption   proceeds  to  the
          shareholder; and
     (5) Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds can not be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-430-3863. Redemption proceeds will only be sent to the financial institution account or person named in your account application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine. The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $10,000,000 (due to redemptions, exchanges, or transfers, but not due to market action) upon 30-days prior written notice. If the shareholder brings his account net asset value up to at least $10,000,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application;
(iii) all transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund's net asset value at the beginning of such period.

Miscellaneous. The Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason; and (ii) suspend its offering of shares at any time.


FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions ("Frequent Trading") of shares of the Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund's portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Fund's mid-cap portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Fund may face unfavorable impacts as mid-cap securities may be more volatile than securities for larger, more established companies and it may be more difficult to sell a significant amount of shares to meet redemptions in a limited market. Current shareholders of the Funds may also face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries as sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Fund. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Fund. Under the Fund's policy, the Advisor has the discretion to refuse to accept further purchase and/or exchange orders from an investor if the Advisor believes the investor has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders. To assist the Advisor in identifying possible Frequent Trading patterns, the Transfer Agent provides a daily record of shareholder trades to the Advisor. The Transfer Agent also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading. Under the Fund's policy regarding Frequent Trading, the Fund intends to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

This policy is intended to apply uniformly, except that the Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks ("Intermediary Accounts"). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to the Fund. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being known to the Fund. Accordingly, the ability of the Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Fund could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. The policy will not apply if the Advisor determines that a purchase and redemption pattern is not a Frequent Trading pattern intended to respond to short-term fluctuations in the securities markets, such as inadvertent errors that result in frequent purchases and redemptions. In such a case, the Advisor may choose to accept further purchase and/or exchange orders for such investor account.

                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely their own tax advisers for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and realized gains to its shareholders every year. Dividends paid by the Fund derived from net investment income, if any, will generally be paid monthly or quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

A particular dividend distribution generally will be taxable as qualified dividend income, long-term capital gains or ordinary income. The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends generally are taxable at long-term capital gains tax rates. Any distribution resulting form such qualifying dividends received by a Fund will be designated as qualified dividend income. If the Fund designates a dividend distribution as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met. If the Fund designates a dividend distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund declares a dividend in October, November or December but pays it in January, it will be taxable to shareholders as if the dividend were in the year it was declared. Every year each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes. Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2006) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Shareholders should consult their own tax advisors to ensure that distributions and sales of Fund shares are treated appropriately on their income tax returns.


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for prior fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Institutional Shares of Fund. Because the Super-Institutional Shares class was fully liquidated on September 17, 2003 and is not currently in operation, there are no financial data to be presented in this Prospectus for the Super-Institutional Shares. The financial data for the fiscal years and period below have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report covering such years and period is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual and Semi-Annual Reports of the Fund, copies of which may be obtained at no charge by calling the Fund at 1-800-430-3863.


                              INSTITUTIONAL SHARES
                (For a Share Outstanding Throughout Each Period)

-------------------------------------------------------------------------------------------------------------------------------
                                                       Year         Year        Year        Year       Period          Year
                                                       Ended       Ended        Ended       Ended      Ended           Ended
                                                     10/31/05     10/31/04    10/31/03    10/31/02   10/31/01(a)      2/28/01
                                                     --------     --------    --------    --------   -----------      -------
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $10.33      $10.09       $7.39       $9.65      $13.35         $33.08
-------------------------------------------------- ------------ ----------- ----------- ----------- ------------- -------------
Income (loss) from investment operations
   Net investment loss                                 (0.16)      (0.14)      (0.10)      (0.09)      (0.06)         (0.15)
   Net realized and unrealized gain (loss) on           1.67        0.38        2.80       (2.16)      (3.64)         (8.38)
                                                        ----        ----        ----        ----        ----           ----
investments
-------------------------------------------------- ------------ ----------- ----------- ----------- ------------- -------------
     Total from investment operations                   1.51        0.24        2.70       (2.25)      (3.70)         (8.53)
                                                        ----        ----        ----        ----        ----           ----
-------------------------------------------------- ------------ ----------- ----------- ----------- ------------- -------------
Less Distributions to shareholders from
   Net realized gain from investment transactions       0.00        0.00        0.00       (0.01)       0.00         (11.20)
                                                        ----        ----        ----       ------       ----         -------
-------------------------------------------------- ------------ ----------- ----------- ----------- ------------- -------------
Net Asset Value, End of Period (b)                    $11.84      $10.33      $10.09       $7.39       $9.65         $13.35
                                                       =====       =====       =====        ====        ====          =====
-------------------------------------------------- ------------ ----------- ----------- ----------- ------------- -------------
Total Return                                           14.62 %      2.28 %     36.54 %    (23.34)%    (27.72)%       (32.25)%
                                                       =====        ====       =====       =====      =======        =======
-------------------------------------------------- ------------ ----------- ----------- ----------- ------------- -------------
Ratios/supplemental data
-------------------------------------------------- ------------ ----------- ----------- ----------- ------------- -------------
   Net assets, end of period (000's)                  $17,012     $21,282      $29,451     $43,565    $58,667        $75,221
   Average net assets for the period (000's)          $19,252     $23,104      $33,836     $56,491    $70,560        $91,661
-------------------------------------------------- ------------ ----------- ----------- ----------- ------------- -------------
   Ratio of gross expenses to average net assets        1.97 %      1.77 %      1.35 %      1.26 %      1.23 % (c)     1.18 %
   Ratio of net expenses to average net assets          1.94 %      1.70 %      1.25 %      1.20 %      1.20 % (c)     1.17 %
-------------------------------------------------- ------------ ----------- ----------- ----------- ------------- -------------
   Ratio of net investment loss to average net         (1.22)%     (1.28)%     (0.86)%     (0.97)%     (0.74)% (c)    (0.93)%
     assets
-------------------------------------------------- ------------ ----------- ----------- ----------- ------------- -------------
  Portfolio turnover rate                              78.03 %     78.37 %     85.67 %    104.17 %     96.61 %       124.81 %

(a) For the period from March 1, 2001 to October 31, 2001. The Fund changed its fiscal year-end from February 28 to October 31 beginning with the fiscal period ended October 31, 2001.
(b)  Not annualized
(c)  Annualized.

                             ADDITIONAL INFORMATION

________________________________________________________________________________

                           THE CHESAPEAKE GROWTH FUND

                           SUPER-INSTITUTIONAL SHARES

________________________________________________________________________________


Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report will include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) as follows:



--------------------------------------------------------------------------------

      By telephone:            1-800-430-3863


      By mail:                 The Chesapeake Growth Fund
                               Super-Institutional Shares
                               c/o NC Shareholder Services
                               116 South Franklin Street
                               Post Office Box 4365
                               Rocky Mount, North Carolina 27803-0365


      By e-mail:               info@nottinghamco.com


      On the Internet:         www.nottinghamco.com


--------------------------------------------------------------------------------


Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.




                  Investment Company Act file number 811-07324

CUSIP Number 36559B203                                       NASDAQ Symbol CHEAX

________________________________________________________________________________

                           THE CHESAPEAKE GROWTH FUND

                                 A series of the
                         Gardner Lewis Investment Trust

                             CLASS A INVESTOR SHARES
________________________________________________________________________________



                                   PROSPECTUS
                                February 28, 2006





The Chesapeake Growth Fund ("Fund") seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of medium and large capitalization companies. This Fund also offers Super-Institutional Shares and Institutional Shares, which are offered by other prospectuses.





                               Investment Advisor
                               ------------------

                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317

                                 1-800-430-3863





The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

THE FUND......................................................................2
--------

  Investment Objective........................................................2
  Principal Investment Strategies.............................................2
  Principal Risks of Investing in the Fund....................................3
  Bar Chart and Performance Table.............................................5
  Fees and Expenses of the Fund...............................................6

MANAGEMENT OF THE FUND........................................................7
----------------------

   The Investment Advisor.....................................................7
   The Administrator..........................................................8
   The Transfer Agent.........................................................8
   The Distributor............................................................8

INVESTING IN THE FUND.........................................................9
---------------------

   Minimum Investment.........................................................9
   Purchase and Redemption Price..............................................9
   Purchasing Shares.........................................................11
   Redeeming Your Shares.....................................................13
   Frequent Purchases and Redemptions........................................15

OTHER IMPORTANT INVESTMENT INFORMATION.......................................17
--------------------------------------

   Dividends, Distributions, and Taxes.......................................17
   Financial Highlights .....................................................18
   Additional Information............................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The Chesapeake Growth Fund seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of medium and large capitalization companies.


PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Gardner Lewis Investment Trust ("Trust"), seeks capital appreciation by investing primarily in equity securities of medium and large capitalization companies. The Fund considers a medium capitalization company to be one that has a market capitalization, measured at the time that the Fund purchases the security, between $1.5 billion and $15 billion. The Fund considers a large capitalization company to be one that has a market capitalization, measured at the time that the Fund purchases the security, of at least $15 billion. The Fund's investments in these medium and large capitalization companies will be primarily in equity securities, such as common and preferred stock and securities convertible into common stock.

In making investment decisions for the Fund, Gardner Lewis Asset Management L.P. ("Advisor") will base those decisions on its analysis of companies that show superior prospects for growth. By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies undergoing positive changes that have not yet been recognized by "Wall Street" analysts and the financial press. These changes often include:

     o    new product introductions;
     o    new distribution strategies;
     o    new manufacturing technology; and/or
     o    new management team or new management philosophy.

Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year's comparable period. The Advisor also favors portfolio investments in companies whose price when purchased is not yet fully reflective of their growth rates. In selecting these portfolio companies, the Advisor includes analysis of the following:

     o    growth rate of earnings;
     o    financial performance;
     o    management strengths and weaknesses;
     o    current market valuation in relation to earnings growth;
     o    historic and comparable company valuations;
     o    level and nature of the company's  debt, cash flow,  working  capital;
          and
     o    quality of the company's assets.

Under normal market conditions, the Fund will invest at least 90% of the Fund's total assets in equity securities, of which no more than 25% of the Fund's total assets will be invested in the securities of any one industry. Up to 10% of the Fund's total assets may consist of foreign securities and sponsored ADRs.
However, all securities will be traded on domestic and foreign securities exchanges or in the over-the-counter markets.

While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

     o the anticipated price appreciation has been achieved or is no longer probable;
     o the company's fundamentals appear, in the analysis of the Advisor, to be deteriorating;
     o general market expectations regarding the company's future performance exceed those expectations held by the Advisor; or
     o alternative investments offer, in the view of the Advisor, superior potential for appreciation.

Disclosure  of  Portfolio  Holdings.  The Fund  may,  from  time to  time,  make available portfolio holdings information on its website at http://www.chesapeakefunds.com, including lists of the ten largest holdings and the complete portfolio holdings as of the end of each calendar quarter. To reach this information, use the link to "The Funds" that is located on the left portion of the home page and then access the Fund's fact sheet. A link to the list of the Fund's complete portfolio holdings is located beneath the list of the Fund's ten largest holdings. This information is generally posted to the website within thirty days of the end of each calendar quarter and remains available until new information for the next calendar quarter is posted. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The following section describes some of the risks involved with portfolio investments of the Fund.

Equity Securities: To the extent that the majority of the Fund's portfolio consists of common stocks, it is expected that the Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

Market Risk: Market risk refers to the risk related to investments in securities in general and daily fluctuations in the securities markets. The Fund's performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, and general market conditions.

Internal Change: Investing in companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, as described above, may involve greater than average risk due to their unproven nature.

Medium Capitalization Companies: As noted above, the Fund may invest a significant portion of its assets in the equity securities of medium capitalization companies. To the extent the Fund's assets are invested in medium capitalization companies, the Fund may exhibit more volatility than if it were invested exclusively in large capitalization companies because the securities of mid-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth.
Additionally, mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning mid-cap companies than for larger, more established companies.

Although investing in securities of medium-sized companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed, and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

Investment Advisor Risk: The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

Overweighting in Certain Market Sectors: The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund's net asset value.

Portfolio Turnover: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rate for prior periods.

Short-Term Investments: As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may determine from time to time that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund will also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.

BAR CHART AND PERFORMANCE TABLE

The bar chart shown below provides an indication of the risks of investing in the Fund's Class A Investor Shares by showing (on a calendar year basis) changes in the Fund's performance from year to year. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[Bar Chart Here]

                            CLASS A INVESTOR SHARES
                           Year to Year Total Returns
                              (as of December 31)
                              -------------------

                                 1996 -  16.42%
                                 1997 -  14.95%
                                 1998 -  12.12%
                                 1999 -  51.37%
                                 2000 -  -0.21%
                                 2001 - -28.05%
                                 2002 - -33.49%
                                 2003 -  41.44%
                                 2004 -  10.48%
                                 2005 -   7.09%

     o During the 10-year period shown in the bar chart above, the highest return for a calendar quarter was 42.95% (quarter ended December 31, 1999).
     o During the 10-year period shown in the bar chart above, the lowest return for a calendar quarter was (29.40)% (quarter ended September 30, 2001).
     o The year-to-date return of the Class A Investor Shares as of the most recent calendar quarter was 7.09% (quarter ended December 31, 2005).
     o Sales loads are not reflected in the chart above. If these amounts were reflected, returns would be less than those shown.

The table shown below provides an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years, and ten years compare to those of a broad-based securities market index and an index of small capitalization stocks. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

-------------------------------------------------------- --------- ----------- -----------
Average Annual Total Returns                                Past      Past         Past
Periods Ended December 31, 2005                            1 Year    5 Years     10 Years
-------------------------------------------------------- --------- ----------- -----------
The Chesapeake Growth Fund - Class A Investor Shares*
  Before taxes on distributions                            3.88 %    (4.93)%      5.82 %
  After taxes on distributions                             3.88 %    (4.94)%      3.92 %
  After taxes on distributions and sale of shares          2.52 %    (4.13)%      4.34 %
-------------------------------------------------------- --------- ----------- -----------
Russell 2000 Index **                                      4.62 %     8.29 %      9.34 %
-------------------------------------------------------- --------- ----------- -----------
S&P 500 Total Return Index **                              4.91 %     0.54 %      9.07 %
-------------------------------------------------------- --------- ----------- -----------

* Maximum sales loads are reflected in the table above for the Class A Investor Shares.

** The Russell 2000 Index is a widely recognized, unmanaged index of small capitalization stocks. The S&P 500 Total Return Index is the Standard & Poor's Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in these indices. These indices do not have an investment advisor and do not pay any commissions, expenses, or taxes. If these indices did pay commissions, expenses, or taxes, their returns would be lower.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class A Investor Shares of the Fund:

                  Shareholder Fees for Class A Investor Shares
                    (fees paid directly from your investment)
                    -----------------------------------------

     Maximum Sales Charge (Load) Imposed On Purchases
        (as a percentage of offering price) ..........................3.00%
     Redemption Fee
        (as a percentage of amount redeemed, if applicable)............None

           Annual Fund Operating Expenses for Class A Investor Shares
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

     Management Fees..................................................1.00%
     Distribution and/or Service (12b-1) Fees ........................0.25%
     Other Expenses...................................................0.97%
                                                                      -----
     Total Annual Fund Operating Expenses.............................2.22%*
                                                                      =====

     * "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Class A Investor Shares of the Fund for the fiscal year ended October 31, 2005. The Fund has entered into brokerage/service arrangements with several brokers through commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund). These portions are then used to offset overall Fund expenses. These oral arrangements are voluntary upon the part of the broker and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Board of Trustees of the Trust has reviewed these programs to insure compliance with the Fund's policies and procedures. In addition, the Board of Trustees of the Trust reviews the Fund's brokerage commissions quarterly to insure they are reasonable. There can be no assurance that these arrangements will continue in the future. For the fiscal year ended October 31, 2005, the amount of expenses paid by these brokers totaled 0.03% of the average daily net assets of the Fund. As a result of these arrangements, as a percentage of the average daily net assets of the Fund, the Total Annual Fund Operating Expenses for the Class A Investor Shares were as follows:

          Total Annual Fund Operating Expenses for
          the fiscal year ended October 31, 2005.....................2.19%

     See the "Management of the Fund - Brokerage/Service Arrangements" section below for more information.

     Example. This example shows you the expenses you may pay over time by investing in the Class A Investor Shares of the Fund. Since all funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's operating expenses remain the same.

     Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

     -------------------------- -------- --------- --------- ----------
          Period Invested        1 Year   3 Years   5 Years   10 Years
     -------------------------- -------- --------- --------- ----------
      Class A Investor Shares     $518     $973     $1,454    $2,778
     -------------------------- -------- --------- --------- ----------

                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

The Fund's Investment Advisor is Gardner Lewis Asset Management L.P., which was established as a Delaware corporation in 1990, converted to a Pennsylvania limited partnership in 1994 and is controlled by W. Whitfield Gardner. Mr. Gardner, Chairman and Chief Executive Officer of the Advisor, and John L. Lewis, IV, President of the Advisor, are control persons by ownership of the Advisor and are also executive officers of the Trust. They have been responsible for the day-to-day management of the Fund's portfolio since its inception in 1994. They have been with the Advisor since its inception on April 2, 1990. As of February 2006, the Advisor serves as investment advisor to approximately $5.7 billion in assets, providing investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor's address is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317. The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended. Subject to the authority of the Board of Trustees of the Trust ("Trustees"), the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 1.00%. The aggregate advisory fee paid to the Advisor by the Fund as a percentage of average annual net assets for the Fund's last fiscal year ended October 31, 2005, was 1.00%.

Disclosure Regarding Approval of the Investment Advisory Contract. A discussion regarding the Trustees' basis for approving the renewal of the investment advisory contract for the Fund is available in the Fund's annual report to shareholders for the fiscal year ended October 31, 2005 and, when available, the annual report for the fiscal year ending October 31, 2006. You may obtain a copy of these annual reports, free of charge, upon request to the Fund.

Brokerage/Service Arrangements. The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's expenses for the fiscal year ended October 31, 2005. This program has been reviewed by the Trustees, pursuant subject to the provisions and guidelines outlined in the securities laws and legal precedent of the United States. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor may not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner which the Advisor believes to be fair and reasonable to the Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair to the participating accounts, with any exceptions to such methods involving the Trust being reported to the Trustees.

THE ADMINISTRATOR

The Nottingham Company ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor to the Fund, and provides the Fund with certain administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Fund.


THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section of this Prospectus entitled "Investing in the Fund," the Transfer Agent will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund.


THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares under a distribution agreement (the "Distribution Agreement"). The Distributor may sell the Fund's shares to or through qualified securities dealers or others.

Other Expenses. In addition to the management and 12b-1 fees for the Class A Investor Shares, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its independent auditors and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, local income, or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees'
liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

The Class A Investor Shares are sold subject to a maximum front-end sales charge
(load) of 3.00%, so that the term "offering price" includes the front-end sales charge (load). All shares are redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares of the Fund. The minimum initial investment is $25,000 and the minimum additional investment is $500 ($100 for those participating in the automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.


PURCHASE AND REDEMPTION PRICE

Sales Charges. The public offering price of the Class A Investor Shares of the Fund equals net asset value plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

---------------------------------------- -------------------- -------------------- -------------------------------
                                            Sales Charge As      Sales Charge As        Dealer Discounts and
        Amount of Transaction At            % of Net Amount        % of Public         Brokerage Commissions as
         Public Offering Price                 Invested           Offering Price      % of Public Offering Price
---------------------------------------- -------------------- -------------------- -------------------------------
          Less than $250,000                    3.09%                3.00%                     2.80%
---------------------------------------- -------------------- -------------------- -------------------------------
   $250,000 but less than $5000,000             2.04%                2.00%                     1.80%
---------------------------------------- -------------------- -------------------- -------------------------------
           $500,000 or more                     1.01%                1.00%                     0.90%
---------------------------------------- -------------------- -------------------- -------------------------------

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated or amended. The Distributor, at its expense, may, from time to time, provide additional promotional incentives to dealers who sell Fund shares.

Reduced Sales Charges

Concurrent Purchases. For purposes of qualifying for a lower sales charge for Class A Investor Shares, investors have the privilege of combining concurrent purchases of the Fund and any other series of the Trust affiliated with the Advisor and sold with a similar sales charge. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

Rights of Accumulation. The sales charge applicable to a current purchase of shares of the Fund by an investor is determined by adding the purchase price of shares to be purchased, including any concurrent purchases as described above, to the aggregate value (at current offering price) of shares of the Fund previously purchased and then owned, provided the Distributor is notified by such person or his or her broker-dealer each time a purchase is made which would so qualify. For example, a person who is purchasing Class A Investor Shares with an aggregate value of $50,000 and who currently owns shares of the Fund with a value of $200,000 would pay a sales charge of 2.00% of the offering price on the new investment and 3.00% on the amount previously invested.

Letter of Intent. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated thirteen-month period by completing the "Letter of Intent" section of the Account Application. Information about the "Letter of Intent" procedure, including its terms, is contained in the SAI and on the Account Application.

Group Plans. Shares of the Fund may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Information about such arrangements is available from the Distributor.

In order to obtain a reduced sales charge, it may be necessary at the time of purchase for a shareholder to inform the Fund, the Distributor, or his/her broker-dealer of the existence of other accounts or purchases which are eligible to be aggregated to obtain a reduced sales charge. A shareholder may be required to provide to the Fund, the Distributor, or his/her broker-dealer certain information to verify his/her eligibility for a reduced sales charge. This information may include, to the extent applicable, the following: (i) information or records regarding shares of the Fund or other funds eligible to be aggregated that are in all accounts (e.g., retirement accounts) held at the Fund by the shareholder; (ii) information or records regarding shares of the Fund or other funds eligible to be aggregated that are in accounts held at broker-dealers by the shareholder; and (iii) information or records regarding shares of the Fund or other funds eligible to be aggregated that are in accounts held at the Fund or at any broker-dealers by related parties of the shareholder, such as members of the same family or certain qualified groups.

See the SAI for additional information on reduced sales charges.

Information regarding the Fund's sales charges, as well as information regarding reduced sales charges (such as concurrent purchases, rights of accumulation, letters of intent, and group plans) and the terms and conditions for the purchase, pricing, and redemption of Fund shares is not available on the Fund's website since the Fund's website contains limited information, however, further information is available by calling the Fund at 1-800-430-3863.

Distribution of the Fund's Shares

For the Class A Investor Shares of the Fund, the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 ("Distribution Plan") under the Investment Company Act of 1940, as amended, ("1940 Act"). Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund's Class A Investor Shares (this compensation is commonly referred to as "12b-1 fees").

The Distribution Plan provides that the Fund will pay from the Class A Investor Shares annually 0.25% of the average daily net assets of the Fund's Class A Investor Shares for activities primarily intended to result in the sale of those shares, including reimbursement to entities for providing distribution and shareholder servicing with respect to the Fund's Class A Investor Shares. Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales loads.

Additional Information

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received, subject to the order being accepted by the Fund in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. To the extent that the Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate net asset value on business holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of the Fund's total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a mid-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or
(iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust's Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Fund's policies regarding fair value pricing are intended to result in a calculation of the Fund's net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Fund's normal pricing procedures. If such fair value price differs from the price that would have been determined using the Fund's normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have if the security were priced using the Fund's normal pricing procedures. The performance of the Fund may also be affected if a portfolio security's fair value price were to differ from the security's price using the Fund's normal pricing procedures. The Fund may also not be able to receive the portfolio security's fair value if the Fund should sell the portfolio security. The Trustees monitor and evaluate the Fund's use of fair value pricing, and periodically review the results of any fair valuation under the Fund's policies.

Other Matters. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after tender. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.


PURCHASING SHARES

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. In addition, orders will be deemed to have been received by the Fund when an authorized broker, or broker-authorized designee, receives the order, subject to the order being accepted by the Fund in good form. The orders will be priced at the Fund's net asset value next computed after the orders are received by the authorized broker, or broker-authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. Cash, money orders, and traveler's checks will not be accepted by the Fund. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, or Transfer Agent. The Fund will charge a $35 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to "The Chesapeake Growth Fund," to:

           The Chesapeake Growth Fund
           Class A Investor Shares
           c/o NC Shareholder Services
           116 South Franklin Street
           Post Office Box 4365
           Rocky Mount, North Carolina  27803-0365

Please remember to add a reference to "Class A Investor Shares" to your check to ensure proper credit to your account. The Fund Shares Application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature. You may exchange shares of the Fund for shares any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series of the Trust at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid by you in connection with the shares being exchanged. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

An investor may direct the Fund to exchange his/her shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will be made and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Class A Investor Shares may not be exchanged for Institutional or Super-Institutional Shares. Additionally, unless otherwise determined by the Fund, an investor may not exchange shares of the Fund for shares of The Chesapeake Aggressive Growth Fund, another series of the Trust affiliated with the Advisor, unless such investor has an existing account with such fund.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Stock Certificates. The Fund normally does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund's share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for the investor's name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the investor's driver's license or other identifying documents. An investor's account application will not be considered "complete" and, therefore, an account will not be opened and the investor's money will not be invested until the Fund receives this required information. If after opening the investor's account the Fund is unable to verify the investor's identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor's identity is verified; and (ii) close the investor's account without notice and return the investor's redemption proceeds to the investor. If the Fund closes an investor's account because the Fund was unable to verify the investor's identity, the Fund will value the account in accordance with the Fund's next net asset value calculated after the investor's account is closed. In that case, the investor's redemption proceeds may be worth more or less than the investor's original investment. The Fund will not be responsible for any losses incurred due to the Fund's inability to verify the identity of any investor opening an account.


REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

           The Chesapeake Growth Fund
           Class A Investor Shares
           c/o NC Shareholder Services
           116 South Franklin Street
           Post Office Box 4365
           Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include the following:

     (1) Your letter of instruction specifying the account number and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and
     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing, using the instructions above.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include the following:

     (1)  The name of the Fund and class of shares;
     (2)  Shareholder(s) name and account number;
     (3)  Number of shares or dollar amount to be redeemed;
     (4)  Instructions   for   transmittal   of   redemption   proceeds  to  the
          shareholder; and
     (5) Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds can not be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-430-3863. Redemption proceeds will only be sent to the financial institution account or person named in your account application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine. The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $25,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $25,000 (due to redemptions, exchanges, or transfers, but not due to market action) upon 30-days prior written notice. If the shareholder brings his account net asset value up to at least $25,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application;
(iii) all transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund's net asset value at the beginning of such period.

Miscellaneous. The Fund reserves the right to: (i) refuse to accept any request to purchase shares of the Fund for any reason; and (ii) suspend its offering of shares at any time.


FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions ("Frequent Trading") of shares of the Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund's portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Fund's mid-cap portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Fund may face unfavorable impacts as mid-cap securities may be more volatile than securities for larger, more established companies and it may be more difficult to sell a significant amount of shares to meet redemptions in a limited market. Current shareholders of the Funds may also face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries as sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions. Frequent Trading may also increase portfolio turnover, which may result in increased capital gains taxes for shareholders of the Fund. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy that is intended to identify and discourage frequent Trading by shareholders of the Fund. Under the Fund's policy, the Advisor has the discretion to refuse to accept further purchase and/or exchange orders from an investor if the Advisor believes the investor has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders. To assist the Advisor in identifying possible Frequent Trading patterns, the Transfer Agent provides a daily record of shareholder trades to the Advisor. The Transfer Agent also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading. Under the Fund's policy regarding Frequent Trading, the Fund intends to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

This policy is intended to apply uniformly, except that the Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks ("Intermediary Accounts"). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to the Fund. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being known to the Fund. Accordingly, the ability of the Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Fund could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. The policy will not apply if the Advisor determines that a purchase and redemption pattern is not a Frequent Trading pattern intended to respond to short-term fluctuations in the securities markets, such as inadvertent errors that result in frequent purchases and redemptions. In such a case, the Advisor may choose to accept further purchase and/or exchange orders for such investor account. The Investor Class Shares of the Fund also have a sales charge which may discourage Frequent Trading.

                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and realized gains to its shareholders every year. Dividends paid by the Fund derived from net investment income, if any, will generally be paid monthly or quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

A particular dividend distribution generally will be taxable as qualified dividend income, long-term capital gains or ordinary income. The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are generally taxable at long-term capital gains tax rates. Any distribution resulting from such qualifying dividends received by a Fund will be designated as qualified dividend income. If the Fund designates a dividend distribution as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met. If the Fund designates a dividend distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund declares a dividend in October, November or December but pays it in January, it will be taxable to shareholders as if the dividend were received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes. Shareholders who hold Fund Shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2006) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Shareholders should consult their own tax advisors to ensure that distributions and sales of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for prior fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Fund. The financial data for the fiscal years and period below have been audited by Deloitte & Touche LLP, an independent registered accounting firm, whose report covering such years and period is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual and Semi-Annual Reports of the Fund, copies of which may be obtained at no charge by calling the Fund at 1-800-430-3863.


                             CLASS A INVESTOR SHARES
                (For a Share Outstanding Throughout Each Period)

===================================================== ========== ========== ============ ========== ============ ===========

                                                         Year       Year       Year         Year      Period        Year
                                                        Ended      Ended       Ended       Ended      Ended         Ended
                                                       10/31/05   10/31/04    10/31/03    10/31/02  10/31/01(a)    2/28/01
                                                       --------   --------    --------    --------  -----------    -------
----------------------------------------------------- ---------- ---------- ------------ ---------- ------------ -----------
Net Asset Value, Beginning of Period                   $   9.75   $   9.54    $   7.05    $   9.28    $  12.88    $  32.47
----------------------------------------------------- ---------- ---------- ------------ ---------- ------------ -----------
  Income (loss) from investment operations
     Net investment loss                                  (0.19)     (0.17)      (0.16)      (0.17)      (0.11)      (0.22)
     Net realized and unrealized gain (loss)
        on investments                                     1.58       0.38        2.65       (2.05)      (3.49)      (8.17)
                                                           ----       ----        ----        ----        ----        ----
----------------------------------------------------- ---------- ---------- ------------ ---------- ------------ -----------
     Total from investment operations                      1.39       0.21        2.49       (2.22)      (3.60)      (8.39)
                                                           ----       ----        ----        ----        ----        ----
----------------------------------------------------- ---------- ---------- ------------ ---------- ------------ -----------
  Less Distributions to shareholders from
     Net realized gain from investment
        transactions                                       0.00       0.00        0.00       (0.01)       0.00      (11.20)
                                                           ----       ----        ----       -----        ----      -------
----------------------------------------------------- ---------- ---------- ------------ ---------- ------------ -----------
Net Asset Value, End of Year                           $  11.14   $   9.75    $   9.54    $   7.05    $   9.28    $  12.88
                                                         =====        ====        ====        ====        ====       =====
----------------------------------------------------- ---------- ---------- ------------ ---------- ------------ -----------
Total Return (b)                                          14.26 %     1.99 %     35.32 %    (23.95)%    (27.89)%    (32.52)%
                                                          =====       ====       =====       =====       =====       =====
----------------------------------------------------- ---------- ---------- ------------ ---------- ------------ -----------
Ratios/supplemental data
----------------------------------------------------- ---------- ---------- ------------ ---------- ------------ -----------
  Net assets, end of period (000's)                    $  4,999   $  6,778    $  8,587    $  8,452    $ 15,225    $ 25,779
  Average net assets for the period (000's)            $  5,902   $  7,757    $  8,172    $ 12,853    $ 21,118    $ 34,766
----------------------------------------------------- ---------- ---------- ------------ ---------- ------------ -----------
  Ratio of gross expenses to average net assets            2.22 %     2.02 %      2.25 %      1.93 %      1.72 %(c)   1.53 %
  Ratio of net expenses to average net assets              2.19 %     1.95 %      2.16 %      1.87 %      1.69 %(c)   1.51 %
----------------------------------------------------- ---------- ---------- ------------ ---------- ------------ -----------
 Ratio of net investment loss to average net
     assets                                               (1.46)%    (1.54)%     (1.77)%     (1.63)%     (1.23)%(c)  (1.28)%
----------------------------------------------------- ---------- ---------- ------------ ---------- ------------ -----------
 Portfolio turnover rate                                  78.03 %    78.37 %     85.67 %    104.17 %     96.61 %    124.81 %
===================================================== ========== ========== ============ ========== ============ ===========

     (a) For the period from March 1, 2001 to October 31, 2001. The Fund changed its fiscal year-end from February 28 to October 31 beginning with the fiscal period ended October 31, 2001.
     (b) Total return does not reflect payment of a sales charge and is not annualized.
     (c)  Annualized.

                             ADDITIONAL INFORMATION

________________________________________________________________________________

                           THE CHESAPEAKE GROWTH FUND

                             CLASS A INVESTOR SHARES
________________________________________________________________________________


Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report will include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) as follows:



--------------------------------------------------------------------------------

     By telephone:             1-800-430-3863


     By mail:                  The Chesapeake Growth Fund
                               Class A Investor Shares
                               c/o NC Shareholder Services
                               116 South Franklin Street
                               Post Office Box 4365
                               Rocky Mount, North Carolina 27803-0365


     By e-mail:                info@nottinghamco.com


     On the Internet:          www.nottinghamco.com

--------------------------------------------------------------------------------


Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.






                  Investment Company Act file number 811-07324

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE CHESAPEAKE GROWTH FUND

                                February 28, 2006

                                 A series of the
                         GARDNER LEWIS INVESTMENT TRUST
                 116 South Franklin Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-430-3863





                                Table of Contents
                                -----------------

                                                                           Page
                                                                           ----

OTHER INVESTMENT POLICIES.....................................................2
INVESTMENT LIMITATIONS........................................................4
PORTFOLIO TRANSACTIONS........................................................5
NET ASSET VALUE...............................................................7
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................8
DESCRIPTION OF THE TRUST......................................................9
ADDITIONAL INFORMATION CONCERNING TAXES......................................10
MANAGEMENT OF THE FUND.......................................................12
SPECIAL SHAREHOLDER SERVICES.................................................21
DISCLOSURE OF PORTFOLIO HOLDINGS.............................................24
ADDITIONAL INFORMATION ON PERFORMANCE........................................25
FINANCIAL STATEMENTS.........................................................28
APPENDIX A - DESCRIPTION OF RATINGS..........................................29
APPENDIX B - PROXY VOTING POLICIES...........................................33








This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectuses for The Chesapeake Growth Fund's ("Fund") Institutional Shares, Super-Institutional Shares, and the Class A Investor Shares, each dated the same date as this SAI, and is incorporated by reference in its entirety into each Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Information from the Annual Reports to shareholders is incorporated by reference into this SAI. Copies of the Fund's Prospectuses and Annual Reports may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in each Prospectus.

                            OTHER INVESTMENT POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus for each class of shares ("Class") of the Fund. The Fund was organized on April 6, 1994 as a separate diversified series of the Gardner Lewis Investment Trust ("Trust"). The Trust is an open-end management investment company registered with the Securities and Exchange Commission ("SEC") and was organized on October 2, 1992 as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by rating agencies for securities in which the Fund may invest.

Repurchase Agreements. The Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will normally occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security. The Trust has implemented procedures to monitor, on a continuous basis, the value of the collateral serving as security for repurchase obligations. Gardner Lewis Asset Management L.P. ("Advisor"), the investment advisor to the Fund, will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days.

Money Market Instruments. The Fund may acquire money market instruments. Money market instruments may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), or Fitch Investors Service, Inc. ("Fitch") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

Funding Agreements. Within the limitations on investments in illiquid securities, the Fund may invest in various types of funding agreements. A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less. Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less. An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Trust's Board of Trustees (each a "Trustee" and collectively "Trustees"), the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. The Fund may not purchase restricted securities. For purposes hereof and the Fund's fundamental investment limitations, the term "restricted security" shall mean a security that is (i) illiquid (i.e., the Fund cannot reasonably expect to receive the amount at which it values the security within seven days) and (ii) included within the definition of a "restricted security" contained in Rule 144(a)(3) under the Securities Act of 1933, as amended.

Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

Foreign Securities. The Fund may invest up to 10% of its total assets in foreign securities and sponsored American Depository Receipts ("ADRs"). The term "foreign security" shall mean a security issued by a foreign private issuer where the primary exchange listing of such security is outside of the United States, or a security issued by a foreign government. The term "foreign security" shall not include ADRs or a security for which the primary issuer is in the United States. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special considerations not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the U.S. and, compared to the U.S., there may be a lack of uniform accounting, auditing, and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will generally limit foreign investments to those traded domestically as sponsored ADRs. ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.

Investment Companies. Federal securities laws limit the extent to which a Fund can invest in other investment companies. Consequently, the Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's total assets, except as otherwise permitted by SEC rules. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing, and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Real Estate Securities. The Fund will not invest in real estate or real estate mortgage loans (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its total assets in real estate securities. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. government securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.


                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of
(i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);
(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);
(3) Invest more than 10% of the value of its total assets in foreign securities or sponsored American Depository Receipts ("ADRs");
(4) Invest in the securities of any issuer if any of the officers or Trustees of the Trust or officers or directors of its investment advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;
(5) Invest for the purpose of exercising control or management of another issuer;
(6) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration leases or development programs, except that the Fund may invest in the securities of companies (other than those that are not readily marketable) which own or deal in such things;

(7) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;
(8) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);
(9) Make short sales of securities or maintain a short position, except short sales "against the box"; (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.);
(10) Participate on a joint or joint and several basis in any trading account in securities;
(11) Make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other illiquid securities, are limited to 10% of the Fund's net assets);
(12) Invest in securities of issuers which have a record of less than three years continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets will be invested in such securities;
(13) Issue senior securities, borrow money or pledge its assets;
(14) Write, purchase, or sell puts, calls, warrants, or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, or related options; and
(15) Invest  in  restricted  securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.


                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

Purchases of money market instruments by the Fund are made from dealers, underwriters, and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

The Fund has adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. In accordance with these policies and procedures, in executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions. The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to insure that the selection is based on the quality of the broker-dealer's execution and not its sales efforts. The Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions affected for such other account or investment company.

The Fund may also enter into brokerage/service arrangements pursuant to which selected brokers executing portfolio transactions for the Fund may pay a portion of the Fund's operating expenses. For the fiscal year ended October 31, 2005, the Fund participated in commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund) with Instinet Corporation and BNY Brokerage Inc., both of New York, New York. These portions are then used to offset overall Fund expenses. During such year the firms received $6,151 and $17,159, respectively, in brokerage commissions from the Fund and paid $2,605 and $5,435, respectively, of the Fund's operating expenses. These oral arrangements are voluntary upon the part of the brokers and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Trustees have reviewed these programs to insure compliance with the Fund's policies and procedures. In addition, the Trustees review the Fund's brokerage commissions quarterly to insure they are reasonable. There can be no assurance that these arrangements will continue in the future.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker, although the Advisor has not utilized such a broker during the last three fiscal years.

The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC. In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended October 31, 2005, 2004, and 2003, the Fund paid brokerage commissions of $79,272, $133,536, and $544,656, respectively. The decreases in brokerage commissions paid for the fiscal years ended October 31, 2005 and 2004 from the prior fiscal year was primarily due to decreased trading resulting from market conditions and a decrease in the Fund's total assets.


                                 NET ASSET VALUE

The net asset value per share of each Class of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular Class of the Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Class A Investor Shares) will be charged against that Class of shares. Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class or if the Class receives services of a different kind or to a different degree than other Classes, and the Trustees approve such allocation. Subject to the provisions of the Trust's Amended and Restated
Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the Classes of the Fund are conclusive. The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.

The net asset value per share of each Class of the Fund is determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m., Eastern time, Monday through Friday, except on days when the NYSE closes earlier. The net asset value per share of each Class of the Fund is not calculated on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day,
Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the Fund's net asset value per share of each Class of the Fund will not be determined.

The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's expenses for the fiscal year ended October 31, 2005. These arrangements have been reviewed by the Trustees, subject to the provisions and guidelines outlined in the securities laws and legal precedent of the United States. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

For the fiscal year ended October 31, 2005, the total expenses of the Fund (after expense reductions of $8.040 paid by brokers pursuant to brokerage/service arrangements with the Fund) were $502,226 (1.94% and 2.19% of the average daily net assets of the Fund's Institutional Shares and Class A Investor Shares, respectively). For the fiscal year ended October 31, 2004, the total expenses of the Fund (after expense reductions of $20,141 paid by brokers pursuant to brokerage/service arrangements with the Fund) were $544,434 (1.70% and 1.95% of the average daily net assets of the Fund's Institutional Shares and Class A Investor Shares, respectively). For the fiscal year ended October 31, 2003, the total expenses of the Fund (after expense reductions of $85,629 paid by brokers pursuant to brokerage/service arrangements with the Fund) were $1,299,414 (1.25% and 2.16% of the average daily net assets of the Fund's Institutional Shares and Class A Investor Shares, respectively). The Fund's Super-Institutional Shares Class was liquidated on September 17, 2003 and has not been in operation since that date.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Fund. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value, plus a sales charge generally for the Class A Investor Shares.

The net asset value is normally determined at the time regular trading closes on the NYSE on days the NYSE is open for regular trading (currently 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier), as described under "Net Asset Value" above. The Fund's net asset value is not calculated on business holidays when the NYSE is closed. Subject to the order being accepted by the Fund in good form, an order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day.

Capital Investment Group, Inc. ("Distributor") receives the sales charge as Distributor and may reallow it in the form of dealer discounts and brokerage commissions. The current schedule of sales charges and related dealer discounts and brokerage commissions is set forth in the Prospectus for the Class A Investor Shares, along with the information on current purchases, rights of accumulation, and letters of intent. See "Investing in the Fund" in the Class A Investor Shares Prospectus.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and
(iii) to reduce or to waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

Plan Under Rule 12b-1. The Trust has adopted a Plan of Distribution ("Plan") for the Class A Investor Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (see "Investing in the Fund - Distribution of the Fund's Shares" section in the Class A Investor Shares Prospectus). Under the Plan, the Fund may expend a percentage of the Class A Investor Shares' average net assets annually to finance any activity which is primarily intended to result in the sale of shares of the Class A Investor Shares of the Fund and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made. The current fees paid under the Plan are 0.25% of the average net assets of the Class A Investor Shares. Such expenditures paid as service fees to any person who sells shares of the Fund may not exceed 0.25% of the average annual net asset value of such shares. Potential benefits of the Plan to the Fund include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms that receive payments under the Plan.

From  time to time  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

The Plan and the distribution agreement with the Distributor ("Distribution Agreement") have been approved by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Trustees in the same manner as specified above.

Each year, the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund. The Trustees have made such a determination for the current year of operations under the Plan. The Plan, the Distribution Agreement, and any dealer agreement with any broker/dealers (each, a "dealer agreement") may be terminated at any time without penalty by a majority of those Trustees who are not "interested persons" or by a majority vote of the Class A Investor Shares' outstanding voting stock. Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved by a majority vote of the Class A Investor Shares' outstanding voting stock, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the Trustees including a majority of the noninterested Trustees of the Trust having no interest in the Plan. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Trustees for their review.

For the fiscal years ended October 31, 2005, 2004, and 2003, the Fund incurred $14,754, $19,393, and $20,431, respectively, for costs incurred in connection with the Plan for the Class A Investor Shares. For the fiscal year ended October 31, 2005, these costs incurred in connection with the Plan for the Class A Investor Shares were attributed primarily to the compensation of sales personnel for the sale of Class A Investor Shares and servicing of shareholder accounts of this class of shares, with a small portion spent on miscellaneous costs incurred in connection with distribution of the Fund's Class A Investor Shares.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; or (iv) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectuses under "Investing in the Fund - Redeeming Your Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectuses from time to time, or to close a shareholder's account if the Fund is unable to verify the shareholder's identity.


                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on October 2, 1992. The Trust's Amended and Restated Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Amended and Restated Declaration of Trust currently provides for the shares of three series, as follows: the Fund, The Chesapeake Aggressive Growth Fund, and The Chesapeake

Core Growth Fund (collectively, the "Chesapeake Funds"), all managed by the Advisor. The shares of The Chesapeake Aggressive Growth Fund and the Chesapeake Core Growth Fund are all of one class; the shares of the Fund are divided into three classes (Institutional Shares, Super-Institutional Shares, and Class A Investor Shares). On September 17, 2003, all outstanding shares of the Super-Institutional Shares were redeemed and that particular Class of shares is currently not in operation. Prior to April 26, 2000, the Fund also offered Class C Investor Shares and Class D Investor Shares. On April 26, 2000, all Class C and Class D Investor Shares were converted into Class A Investor Shares. The number of shares of each series shall be unlimited. The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. The rights of shareholders may not be modified by less than a majority vote. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectuses or this SAI, a "majority" of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectuses and this SAI, shares of the Fund will be fully paid and non-assessable.

The Trust's Amended and Restated Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.


                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities, or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the fund's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gains tax rates. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

Each series of the Trust, including the Fund, will designate (i) any dividend of qualified dividend income as qualified dividend income; (ii) any tax-exempt dividend as an exempt-interest dividend; (iii) any distribution of long-term capital gains as a capital gain dividend; and (iv) any dividend eligible for the corporate dividends received deduction as such in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

If the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction for corporations.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28% for 2006) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gains dividend to a non-U.S. shareholder.

The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder's cost and thus, in effect, result in a return of a part of the shareholder's investment.


                             MANAGEMENT OF THE FUND

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers. The Trustees are responsible for the management and supervision of the Fund. The Trustees set broad policies for the Fund and choose the Fund's officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The following chart shows information for each Trustee, including the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees") and the Trustee who is an "interested person" as defined in the 1940 Act ("Interested Trustee"), as well as each officer of the Trust. The address of each Trustee and officer, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27802.

------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------
                                                                                           Number of
                                                                                           Portfolios
                                                                                            in Fund
                          Position(s)   Length of                                           Complex
       Name, Age           held with      Time            Principal Occupation(s)           Overseen       Other Directorships
      and Address          Fund/Trust    Served             During Past 5 Years            by Trustee        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
                                                           Independent Trustees
------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------
Jack E. Brinson, 73       Trustee      Since 8/92  Retired;  previously,   President  of       3       Mr.  Brinson  serves  as an
                                                   Brinson   Investment  Co.   (personal               Independent  Trustee of the
                                                   investments)    and    President   of               following:  The  Nottingham
                                                   Brinson    Chevrolet,    Inc.   (auto               Investment Trust II for the
                                                   dealership).                                        six  series of that  trust;
                                                                                                       New  Providence  Investment
                                                                                                       Trust for the one series of
                                                                                                       that trust; Hillman Capital
                                                                                                       Management Investment Trust
                                                                                                       for the two  series of that
                                                                                                       trust;         MurphyMorris
                                                                                                       Investment  Trust  for  the
                                                                                                       one  series of that  trust;
                                                                                                       The   Piedmont   Investment
                                                                                                       Trust for the one series of
                                                                                                       that   trust;   and  Tilson
                                                                                                       Investment  Trust  for  the
                                                                                                       two  series  of that  trust
                                                                                                       (all registered  investment
                                                                                                       companies)
------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------
Theo H. Pitt, Jr., 69     Trustee       Since 4/02  Senior     Partner    of    Community       3      Mr.   Pitt   serves  as  an
                                                    Financial   Institutions   Consulting              Independent  Trustee of the
                                                    since 1997; Account  Administrator of              following:  Hillman Capital
                                                    Holden  Wealth  Management  Group  of              Management  Investment  for
                                                    Wachovia       Securities      (money              the  two   series  of  that
                                                    management   firm)  since  September,              Trust;         MurphyMorris
                                                    2003.                                              Investment  Trust  for  the
                                                                                                       one  series of that  trust;
                                                                                                       The   Piedmont   Investment
                                                                                                       Trust for the one series of
                                                                                                       that   trust;   and  Tilson
                                                                                                       Investment  Trust  for  the
                                                                                                       two  series  of that  trust
                                                                                                       (all registered  investment
                                                                                                       companies)
------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------
                                                            Interested Trustee*
------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------
W. Whitfield Gardner, 43  Chairman and  Since 6/96  Managing    Partner   and   Portfolio       3                 None
Chief Executive Officer   Chief                     Manager   of  Gardner   Lewis   Asset
The Chesapeake Funds      Executive                 Management, L.P (Advisor).
285 Wilmington-West       Officer
Chester Pike              (Principal
Chadds Ford,              Executive
Pennsylvania 19317        Officer)
------------------------------------------------------------------------------------------------------------------------------------
*Basis of Interestedness.  W. Whitfield  Gardner  is an  Interested Trustee because he is an officer and principal owner of Gardner
 Lewis Asset Management L.P., the Fund's investment advisor.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Officers
------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------
John L. Lewis, IV, 42     President     Since       Partner  and  Portfolio   Manager  of     n/a                  n/a
The Chesapeake Funds                    12/93       Gardner Lewis Asset Management, L.P.
285 Wilmington-West
Chester Pike
Chadds Ford,
Pennsylvania 19317
------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------
Tracey L. Hendricks, 38*  Assistant     Assistant   Vice     President    of    Financial     n/a                  n/a
                          Secretary     Secretary   Reporting,  Tax, Internal, Audit, and
                          and           since       Compliance    of    The    Nottingham
                          Treasurer     12/04;      Company  (Administrator  to the Fund)
                          (Principal    Treasurer   since    2004;    previously,    Vice
                          Financial     since       President of Special  Projects of The
                          Officer)      12/04       Nottingham   Company  from  2001  and
                                                    Manager of Fund Accounting from 1994.
------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------
Judy B. Werner, 43        Chief         Since 1/05  Chief  Compliance  Officer of Gardner     n/a                  n/a
The Chesapeake Funds      Compliance                Lewis Asset  Management,  L.P.  since
285 Wilmington-West       Officer                   January 2005; previously,  Compliance
Chester Pike                                        Officer/Manager Client Services.
Chadds Ford,
Pennsylvania 19317
------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------


                                       13


------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------
                                                                                           Number of
                                                                                           Portfolios
                                                                                            in Fund
                          Position(s)   Length of                                           Complex
       Name, Age           held with      Time            Principal Occupation(s)           Overseen       Other Directorships
      and Address          Fund/Trust    Served             During Past 5 Years            by Trustee        Held by Trustee
------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------
Julian G. Winters, 37*    Secretary     Secretary   Vice      President,       Compliance     n/a                  n/a
                          and           since       Administration   of  The   Nottingham
                          Assistant     12/04;      Company since 1998.
                          Treasurer     Assistant
                                        Treasurer
                                        since
                                        12/02
------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------
William  D.  Zantzinger,  Vice          Vice        Partner  and  Manager  of  Trading of     n/a                  n/a
44                        President     President   Gardner Lewis Asset Management, L.P.
The Chesapeake Funds                    since
285 Wilmington-West                     12/93
Chester Pike
Chadds  Ford,
Pennsylvania 19317
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Hendricks and Mr. Winters are sister-in-law and brother-in-law.

Trustee Standing Committee. The Trustees have established the following standing committees:

     Audit Committee: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund's financial statements, and interacts with the Fund's independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met three times during the Fund's last fiscal year.

     Nominating Committee: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of independent trustees is in the sole discretion of the Nominating Committee. The Nominating Committee meets only as necessary and did not meet during the Fund's last fiscal year. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

     Proxy Voting Committee: The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Trustees or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust's Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting
Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Advisor, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Fund's last fiscal year.

     Qualified Legal Compliance Committee: The Independent Trustees are the current members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents. The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund's last fiscal year.

Beneficial Equity Ownership Information. The following table shows for each Trustee the amount of Fund equity securities beneficially owned by each Trustee and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2005 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D =
$50,001-$100,000; and E = over $100,000.

------------------------------------- ---------------------------------- ----------------------------------
                                                                          Aggregate Dollar Range of Equity
                                                                           Securities in All Registered
                                            Dollar Range of Equity         Investment Companies Overseen
                                                  Securities                   By Trustee in Family of
          Name of Trustee                        in the Fund                   Investment Companies*
-----------------------------------------------------------------------------------------------------------
                                           Independent Trustees
------------------------------------- ---------------------------------- ----------------------------------
Jack E. Brinson                                       A                                  B
------------------------------------- ---------------------------------- ----------------------------------
Theo H. Pitt, Jr.                                     A                                  A
-----------------------------------------------------------------------------------------------------------
                                            Interested Trustee
------------------------------------- ---------------------------------- ----------------------------------
W. Whitfield Gardner                                  E                                  E
------------------------------------- ---------------------------------- ----------------------------------

     * Includes each of the three funds of the Trust.

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2005, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $10,000 each year, plus $400 per series of the Trust per meeting attended in person or $150 per series of the Trust per meeting attended by telephone. The Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following compensation table for the Trustees is based on figures for the fiscal year ended October 31, 2005.*

------------------------------------ -------------------- --------------------- -------------------- ---------------------
                                                               Pension or                             Total Compensation
                                           Aggregate       Retirement Benefits   Estimated Annual     from the Fund and
            Name of                    Compensation from    Accrued As Part of     Benefits Upon        Trust Paid to
         Person, Position                  the Fund           Fund Expenses          Retirement            Trustees**
------------------------------------ -------------------- --------------------- -------------------- ---------------------
                                              Independent Trustees
--------------------------------------------------------------------------------------------------------------------------
Jack E. Brinson, Trustee                   $3,350                 None                 None                $10,050
------------------------------------ -------------------- --------------------- -------------------- ---------------------
Theo H. Pitt, Jr., Trustee                 $3,350                 None                 None                $10,050
--------------------------------------------------------------------------------------------------------------------------
                                               Interested Trustee
------------------------------------ -------------------- --------------------- -------------------- ---------------------
W. Whitfield Gardner, Trustee               None                  None                 None                  None
------------------------------------ -------------------- --------------------- -------------------- ---------------------

* For the fiscal year ended October 31, 2005, each Trustee who is not an "interested person" of the Trust received an annual fee of $7,500, plus $400 per series of the Trust per meeting attended in person and $150 per series of the Trust per meeting attended by telephone. Beginning January 1, 2006, the annual fee increased from $7,5000 per year to $10,000 per year.
** Each of the Trustees serves as a Trustee to the three funds of the Trust, including the Fund.

Code of Ethics. The Trust and the Advisor each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to this code). There can be no assurance that the codes will be effective in preventing such activities.

Proxy Voting Policies. The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Trustees. A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

No later than August 31 of each year, the Fund must file Form N-PX with the SEC. Form N-PX states how an investment company voted proxies for the prior twelve-month period ended June 30. The Fund's proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by the calling the Fund at 1-800-430-3863. This information is also available on the SEC's website at http://www.sec.gov.

Principal Holders of Voting Securities. As of February 14, 2006, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 9.16% and 0% of the then outstanding shares of the Institutional Shares and Class A Investor Shares, respectively, of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of each Class of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of a Class of the Fund as of February 14, 2006.

                              Institutional Shares

      Name and Address of                           Amount and Nature of
        Beneficial Owner                             Beneficial Ownership*                  Percent
        ----------------                             --------------------                   -------

     Joseph Garner Scott                              326,190.485 Shares                    25.10%**
     918 Autumn Circle
     Columbia, South Carolina 29206

     Castellini Foundation                            214,237.053 Shares                    16.49%
     312 Elm Street, Suite 2600
     Cincinnati, Ohio 45202

     Wilmington Trust Co. CUST                        122,669.514 Shares                     9.44%
     B.S. Weymouth and John K. Shaw III
     CO-TTEES FBO Betty Shaw Weymouth
     c/o Mutual Funds
     Post Office Box 8882
     Wilmington, Delaware 19899-8882

     Reliance Trust Company CUST                      110,049.872 Shares                     8.47%
     FBO Hixson Incorporated 401k Plan
     3300 Northeast Expressway
     Atlanta, Georgia 30341

     J.P. Morgan Securities, Inc.                      96,181.877 Shares                     7.40%
     500 Stanton Christiana Road
     Newark, Delaware 19713

     Donaldson Lufkin Jenrette                         91,933.135 Shares                     7.07%
     Securities Corporation Inc.
     Post Office Box 2052
     Jersey City, New Jersey 07303-9998

     Strafe & Co.                                      85,559.714 Shares                     6.58%
     Goodwill Indus. Foundation Central
     Post Office Box 160
     Westerville, OH 43086

                                       16

                             Class A Investor Shares

     Name and Address of                            Amount and Nature of
        Beneficial Owner                             Beneficial Ownership*                  Percent
        ----------------                             --------------------                   -------

     A.G. Edwards & Sons Inc.                          33,887.389 Shares                     7.97%
     Brandi H. Long and Wallace G. Long IV
     One North Jefferson
     St. Louis, Missouri 63103-2287

     Charles Schwab & Co. Inc.                         23,865.151 Shares                     5.61%
     Special Custody Account
     FBO Our Customers
     Attn: Mutual Funds
     101 Montgomery Street
     San Francisco, California 94104


* The shares indicated are believed by the Fund to be owned both of record and beneficially.

** Deemed a "control person" of the Fund as defined by applicable SEC regulations.

Investment Advisor. Information about the Advisor and its duties and compensation as investment advisor to the Fund is contained in the Prospectus for each Class of shares of the Fund. The Advisor supervises the Fund's investments pursuant to the Advisory Agreement. The Advisory Agreement is currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Fund (as approved by the Trustees or by vote of a majority of the Fund's outstanding voting securities) or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The portfolio managers for the Fund are W. Whitfield Gardner and John L. Lewis, IV. Both are principals and control persons of the Advisor by ownership. W. Whitfield Gardner, John L. Lewis, IV and William D. Zantzinger, Vice President of the Fund, are affiliated persons of the Fund and the Advisor.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Advisor receives a monthly management fee equal to an annual rate of 1.00% of the average daily net asset value of the Fund. For the fiscal years ended October 31, 2005, 2004, and 2003, the Advisor received its fee in the amount of $251,539, $308,618, and $1,074,097, respectively.

Portfolio Managers

     Compensation. The portfolio managers are principals of the Advisor and their compensation varies with the general success of the Advisor as a firm. Each portfolio manager's compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of the Advisor for the given time period. The portfolio managers' compensation is not linked to any specific factors, such as the Fund's performance or asset level.

     Ownership of Fund Shares. The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of the end of the Fund's fiscal year ended October 31, 2005 stated as one of the following ranges:
A =  None;  B =  $1-$10,000;  C =  $10,001-$50,000;  D =  $50,001-$100,000;  E =
$100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

   ----------------------------------- --------------------------------
                                              Dollar Range of
                 Name of                      Equity Securities
            Portfolio Manager                    in the Fund
   ----------------------------------- --------------------------------
           W. Whitfield Gardner                       G
   ----------------------------------- --------------------------------
           John L. Lewis, IV                          E
   ----------------------------------- --------------------------------

     Other Accounts. In addition to the Fund, the portfolio managers (working as a team) are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of the end of the Fund's fiscal year ended October 31, 2005.

----------------------------- -------------------------------- -------------------------------- --------------------------------
                                    Registered Investment           Other Pooled Investment
                                          Companies*                        Vehicles                    Other Accounts
                                          ----------                        --------                    --------------
                                 Number  of                       Number  of                      Number  of
           Name                   Accounts      Total Assets       Accounts      Total Assets      Accounts       Total Assets
----------------------------- --------------- ---------------- --------------- ---------------- --------------- ----------------
W. Whitfield Gardner &              6          $746,000,000          5          $185,000,000         1288        $3,552,000,000
John L. Lewis, IV
----------------------------- --------------- ---------------- --------------- ---------------- --------------- ----------------
Accounts where advisory fee         0               $0               4          $183,000,000          8          $238,000,000
is based upon account
performance
----------------------------- --------------- ---------------- --------------- ---------------- --------------- ----------------

* Includes the three funds of the Trust.

     Conflicts of Interests. Mr. Gardner's and Mr. Lewis's management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include foundation, endowment, corporate pension, mutual fund and other pooled investment vehicles (collectively, the "Other Accounts"). The Other Accounts might have similar investment objectives as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, the Advisor does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Advisor believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

     Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, because the Fund seeks to track its benchmark based on published information about the benchmark index, much of this information is publicly available. Moreover, the Advisor has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

     Investment Opportunities. The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. For some of these investment strategies, the Advisor may be compensated based on the profitability of the account. These incentive compensation structures may create a conflict of interest for the Advisor with regard to other client accounts where the Advisor is paid based on a percentage of assets in that the Advisor may have an incentive to allocate the investment opportunities that it believes might be the most profitable to the client accounts where they might share in investment gains. The Advisor has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate to the various investment strategies based on the firm's investment strategy guidelines and individual client investment guidelines. When an investment opportunity is deemed appropriate for more than one strategy, allocations are generally made on a pro-rata basis.

Fund Accountant and Administrator. The Trust has entered into an Amended and Restated Fund Accounting and Compliance Administration Agreement with The Nottingham Management Company d/b/a The Nottingham Company ("Administrator"), a North Carolina corporation, whose address is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.

Compensation of the Administrator is based on a fund administration fee of $12,500 per each Investor Shares Class and Institutional Shares Class, plus a fee at the annual rate of 0.075% of the average daily net assets of each Investor Shares Class and Institutional Shares Class of the Fund, and 0.015% of the average daily net assets of the Super-Institutional Shares Class of the Fund for general administration services. In addition, the Administrator currently receives a base monthly fund accounting fee of $2,250 and annual asset based fee of 0.01% of the average daily net assets for each Investor Shares Class and Institutional Shares Class for fund accounting and recordkeeping services for such Classes of Shares of the Fund. The Administrator will also receive the following to procure and pay the custodian for the Trust: 0.020% on the first $100 million of the Fund's net assets and 0.009% on all assets over $100 million plus transaction fees with a minimum annual fee of $4,800 ($400 per month). The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. For services to the Fund for the fiscal years ended October 31, 2005, 2004, and 2003, the Administrator received aggregate administration fees of $43,865, $23,146, and $41,316, respectively. For such fiscal years, the Administrator received $56,515, $57,086, and $58,201, respectively, for fund accounting and recordkeeping services.

The Administrator performs the following services for the Fund: (i) procures on behalf of, and coordinates with, the custodian and monitors the services it provides to the Fund; (ii) coordinates with and monitors any other third parties furnishing services to the Fund; (iii) provides the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (iv) assists or supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (v) assists the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law; (vi) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (vii) assists in the preparation of, and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Fund's custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

Transfer Agent. The Trust has also entered into a Dividend Disbursing and Transfer Agent Agreement with North Carolina Shareholder Services, LLC d/b/a NC Shareholders Services, LLC ("Transfer Agent"), a North Carolina limited liability company, 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. For its services, the Transfer Agent is compensated $15 per shareholder per year, with a minimum fee of $1,500 per month and a minimum fee of $750 per month for each additional Class of shares. For the fiscal years ended October 31, 2005, 2004, and 2003, the Transfer Agent received $27,000, $27,000, and $27,000, respectively, in such shareholder servicing fees.

Distributor. Capital Investment Group, Inc. ("Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to the Distribution Agreement approved by the Trustees.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60-days' prior written notice to the other party.

For the fiscal year ended October 31, 2005, the aggregate dollar amount of sales charges paid on the sales of Fund shares was $184, from which the Distributor retained sales charges of $14. For the fiscal year ended October 31, 2004, the aggregate dollar amount of sales charges paid on the sales of Fund shares was $1,673, from which the Distributor retained sales charges of $115. For the fiscal year ended October 31, 2003, the aggregate dollar amount of sales charges paid on the sales of Fund shares was $9,058, from which the Distributor retained sales charges of $697.

Custodian. Wachovia Bank, N.A., successor by merger to First Union National Bank ("Custodian"), 123 South Broad Street, Institutional Custody - PA4942, Philadelphia, Pennsylvania 19109, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Administrator a fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

Compliance Services Administrator. The Trust has entered into a compliance services arrangement with Nottingham Compliance Services, LLC ("NCS"), 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, in which NCS, an affiliate of the Administrator, will assist the Trust's Chief Compliance Officer in preparing and updating the Trust's compliance manual, and in monitoring and testing compliance with the policies and procedures under the Trust's compliance manual.

Independent Registered Public Accounting Firm. Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania 19102-1732, serves the independent registered public accounting firm for the Fund, audits the annual financial statements of the Fund, prepares the Fund's federal and state tax returns, and consults with the Fund on matters of accounting and federal and state income taxation. A copy of the most recent annual report of the Fund will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal Counsel. Parker, Poe, Adams & Bernstein L.L.P., Charlotte, North Carolina, serves as legal counsel to the Trust and the Fund.


                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectuses, share certificates are generally not issued.

Automatic  Investment  Plan  (Institutional  Shares and Class A Investor  Shares
Only). The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic  Withdrawal  Plan  (Institutional  Shares and Class A Investor Shares
Only). Shareholders owning shares with a value of $1,000,000 or more for holders of Institutional Shares and $25,000 or more for holders of Class A Investor Shares may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectuses, or available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redeeming Your Shares - Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Fund upon 60 days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-430-3863, or by writing to:

                           The Chesapeake Growth Fund
             [Class A Investor Shares] or [Institutional Shares] or
                  [Super-Institutional Shares], please specify
                           c/o NC Shareholder Services
                            116 South Franklin Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Purchase and Redemption Price - Determining the Fund's Net Asset Value" in the Prospectuses.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectus under the heading "Redeeming Your Shares - Signature Guarantees"); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

Reduced Sales Charges for Class A Investor Shares

     Concurrent Purchases. For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of the Fund and another series of the Trust advised by the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in another series of the Trust affiliated with the Advisor and sold with a similar sales charge at the total public offering price of $250,000, and purchases shares in the Fund at the total public offering price of $250,000, the sales charge would be that applicable to a $500,000 purchase as shown in the appropriate table in the Class A Investor Shares Prospectus. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

     Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase shares at the public offering price applicable to the total of (i) the total public offering price of the shares of the Fund then being purchased plus (ii) an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust advised by the Advisor and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

     Letters of Intent. Investors may qualify for a lower sales charge by executing a letter of intent. A letter of intent allows an investor to purchase shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust advised by the Advisor and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying the Class A Investor Shares Prospectus or is otherwise available from the Administrator or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

     Reinvestments. Investors may reinvest, without a sales charge, proceeds from a redemption of shares of the Fund in shares of the Fund or in shares of another series of the Trust advised by the Advisor and sold with a sales charge, within 90 days after the redemption. If the other series charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the series to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

     Purchases by Related Parties and Groups. Reductions in sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

     Sales at Net Asset Value. To encourage investment in the Fund, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund, and the Advisor, and to employees and principals of related organizations and their families and certain parties related thereto, including clients and related accounts of the Advisor. In addition, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to investment advisors, financial planners and their clients who are charged a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest. Under the Fund's policy, the Fund and Advisor generally will not disclose the Fund's portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Fund and Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Fund will make available to the public a complete schedule of the Fund's portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Fund's fiscal quarter end and will remain available until the next fiscal quarter's portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-800-430-3863. The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Fund's Form N-CSR and Form N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The officers of the Fund and/or Advisor may, from time to time, provide additional portfolio holdings information, including lists of the ten largest holdings and the complete portfolio holdings as of the end of each calendar quarter. The Fund will generally make this information available to the public on its website at http://www.chesapeakefunds.com within thirty days of the end of the calendar quarter and such information will remain available until new information for the next calendar quarter is posted. The Fund may also send this information to shareholders of the Fund and to mutual fund analysts and rating and trading entities; provided that the Fund will not send this information to shareholders of the Fund or analysts or rating and/or trading entities until one day after such information has been publicly disclosed on the Fund's website.

The Fund and/or Advisor may share non-public portfolio holdings information with the Fund's service providers that require such information for legitimate business and Fund oversight purposes, such as the Fund's fund accountant and administrator, transfer agent, distributor, custodian, compliance services administrator, independent registered public accounting firm and legal counsel as identified in the Fund's Prospectus and SAI and V.G. Reed & Sons, PrintGrafix (a division of Sunbelt Graphic Systems, Inc.) and Riverside Printing, Inc., financial printers the Fund may engage for, among other things, the printing and/or distribution of regulatory and compliance documents. The Fund and/or Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Fund's service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential.

The Fund currently does not provide non-public portfolio holdings information to any other third parties. In the future, the Fund may elect to disclose such information to other third parties if the officers of the Fund and/or Advisor determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund's portfolio holdings information.

The Fund's policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Advisor and Administrator are required to report to the Trustees any known disclosure of the Fund's portfolio holdings to unauthorized third parties. The Fund has not entered (and does not intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.


                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each Class of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The "average annual total return" of a Class of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in the Class of the Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Fund's contracts. Performance figures will be given for the recent one-year, five-year, and ten-year periods or for the life of the Class of the Fund if it has not been in existence for any such periods, and any other periods as may be required under applicable law or regulation. When considering average annual total return figures for periods longer than one year, it is important to note that the annual total return for each Class of the Fund for any given year might have been greater or less than its average for the entire period.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                  P(1+T)^n = ERV

Where P = a hypothetical initial payment of $1,000
      T = average annual total return
      n = number of years
      ERV = Ending Redeemable Value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                 P(1+T)^n = ATVd

Where P = a hypothetical initial payment of $1,000
      T = average annual total return (after taxes on distributions) n = number of years
      ATVd = Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                 P(1+T)^n = ATVdr

Where P = a hypothetical initial payment of $1,000
      T = average  annual  total  return  (after  taxes on  distributions  and redemptions)
      n = number of years
      ATVdr = Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions and redemption

The calculation of average annual total return and aggregate total return assumes an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

The Fund may also compute the "cumulative total return" of each Class of the Fund, which represents the total change in value of an investment in a Class of the Fund for a specified period (again reflecting changes in share prices and assuming reinvestment of distributions). Cumulative total return is calculated in a similar manner as average annual total return, except that the results are not annualized. The Fund may also compute average annual total return and cumulative total return after taxes on distributions and after taxes on distributions and redemption, which are calculated in a similar manner after adjustments for taxes on distributions and taxes on distributions and redemption.

The calculations of average annual total return and cumulative total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Fund may also quote other total return information that does not reflect the effects of the sales load. The calculations of average annual total return and cumulative total return (after taxes on fund distributions) assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions is determined by assuming complete redemption of the hypothetical investment, assuming the redemption has no tax consequences, and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return (after taxes on fund distributions and redemption of shares) assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions and redemption is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations and subtracting of capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

The performance quotations below (before and after taxes) should not be considered representative of the Fund's performance for any specified period in the future and after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan.

The average annual total returns before taxes for the Institutional Shares of the Fund for the one-year, five-year, and ten-year periods ended October 31, 2005 were 14.73%, (7.76)%, and 5.28%, respectively. The cumulative total return before taxes for the Institutional Shares of the Fund for the ten-year period ended October 31, 2005 was 67.24%. The average annual total returns after taxes on distributions for the Institutional Shares of the Fund for the one-year, five-year, and ten-year periods ended October 31, 2005 were 14.73%, (10.01)%, and 3.40%, respectively. The cumulative total return after taxes on distributions for the Institutional Shares of the Fund for the ten-year period ended October 31, 2005 was 39.74%. The average annual total returns after taxes on distributions and sale of shares for the Institutional Shares of the Fund for the one-year, five-year, and ten-year periods ended October 31, 2005 were 9.57%, (7.10)%, and 3.87%, respectively. The cumulative total return after taxes on distributions and sale of shares for the Institutional Shares of the Fund for the ten-year period ended October 31, 2005 was 46.12%.

The average annual total returns before taxes for the Class A Investor Shares of the Fund for the one-year, five-year, and ten-year periods ended October 31, 2005 were 11.06%, (8.79)%, and 4.50%, respectively. Without reflecting the effects of the maximum sales load, the average annual total returns before taxes for the Class A Investor Shares of the Fund for those same periods were 14.49%, (8.23)%, and 4.82%, respectively. The cumulative total return before taxes for the Class A Investor Shares of the Fund for the ten-year period ended October 31, 2005 was 55.32%. Without reflecting the effects of the maximum sales load, the cumulative total return before taxes for the Class A Investor Shares of the Fund for the ten-year period ended October 31, 2005 was 60.13%. The average annual total returns after taxes on distributions for the Class A Investor
Shares of the Fund for the one-year five-year, and ten-year periods ended October 31, 2005 were 11.06%, (11.06)%, and 2.61%, respectively. Without reflecting the effects of the maximum sales load, the average annual total returns after taxes on distributions for the Class A Investor Shares of the Fund for those same periods were 14.49%, (10.52)%, and 2.92%, respectively. The cumulative total return after taxes on distributions for the Class A Investor Shares of the Fund for the ten-year period ended October 31, 2005 was 29.35%. Without reflecting the effects of the maximum sales load, the cumulative total return after taxes on distributions for the Class A Investor Shares of the Fund for the ten-year period ended October 31, 2005 was 33.35%. The average annual total returns after taxes on distributions and sale of shares for the Class A Investor Shares of the Fund for the one-year, five-year, and ten-year periods ended October 31, 2005 were 7.19%, (7.90)%, and 3.19%, respectively. Without reflecting the effects of the maximum sales load, the average annual total returns after taxes on distributions and sale of shares for the Class A Investor Shares of the Fund for those same periods were 9.42%, (7.46)%, and 3.47%, respectively. The cumulative total return after taxes on distributions and sale of shares for the Class A Investor Shares of the Fund for the ten-year period ended October 31, 2005 was 36.94%. Without reflecting the effects of the maximum sales load, the cumulative total return after taxes on distributions and sale of shares for the Class A Investor Shares of the Fund for the ten-year period ended October 31, 2005 was 40.71%.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Total Return Index and the NASDAQ Industrials Index, which are generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the U.S. securities markets. The Fund may also compare its performance to the Russell 2000 Index, which is generally considered to be representative of the performance of unmanaged common stocks of small capitalization companies that are publicly traded in the U.S. securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. which ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, which is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectuses to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.


                              FINANCIAL STATEMENTS

The audited  financial  statements  for the fiscal year ended  October 31, 2005,
including   the  financial   highlights   appearing  in  the  Annual  Report  to
shareholders, are incorporated by reference and made a part of this document.

                       APPENDIX A - DESCRIPTION OF RATINGS

The various ratings used by the nationally recognized securities rating services are described below. A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR'S(R) RATINGS SERVICES. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

     AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

     AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY'S INVESTOR SERVICE, INC. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:

     Aaa - Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     Aa - Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A - Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

     Baa - Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings
------------------

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

     P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

     NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term  ratings enhanced
by  the  senior-most   long-term   rating  of  the  issuer,   its  guarantor  or
support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings
----------------------------------------------------------

Short-Term Debt Ratings - There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels
- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

     MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings - In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

     VMIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 2 - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 3 - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     SG - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch, Inc. ("Fitch"):

Long-Term Ratings
-----------------

     AAA - Highest credit quality. The rating AAA denotes that the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA - Very high credit quality. The rating AA denotes a very low expectation
     o f credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A - High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

     BBB - Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, D and D indicate a default has occurred.

Short-Term Ratings
------------------

     F1 - Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

     F2 - Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

     F3 - Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B - Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C and D by Fitch are considered by the Advisor to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings "AAA" category or to the categories below "CCC," nor to short-term ratings other than "F1." The suffix "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

                       APPENDIX B - PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)  the Trust's Proxy Voting and Disclosure Policy and
(2) the Advisor's Proxy Voting and Disclosure Policy, including a detailed description of the Advisor's specific proxy voting guidelines.

                         GARDNER LEWIS INVESTMENT TRUST

                       PROXY VOTING AND DISCLOSURE POLICY


I.   Introduction

     Effective April 14, 2003, the Securities and Exchange Commission ("SEC") adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 ("Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

     The IC Amendments require that the Gardner Lewis Investment Trust ("Trust") and each of its series of shares, The Chesapeake Aggressive Growth Fund, The Chesapeake Growth Fund and The Chesapeake Core Growth Fund (individually "Fund" and collectively "Funds"), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

     This Proxy Voting and Disclosure Policy ("Policy") is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund's proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.


II.  Specific Proxy Voting Policies and Procedures

     A.   General

     The Trust's Board of Trustees ("Board") believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds' shareholders.

     B.   Delegation to Fund's Advisor

     The Board believes that Gardner Lewis Asset Management L.P. ("Advisor"), as the Funds' investment Advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

          (i)  to make the proxy voting decisions for each Fund; and
          (ii) to assist each Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

     The Board, including a majority of the independent trustees of the Board, must approve the Advisor's Proxy Voting and Disclosure Policy ("Advisor's Voting Policy") as it relates to each Fund. The Board must also approve any material changes to the Advisor's Voting Policy no later than four (4) months after adoption by the Advisor.

     C.   Conflicts

     In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund's shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor's Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust's Proxy Voting Committee (as defined below). In addition, provided the Advisor is not affiliated with a Fund's principal underwriter or an affiliated person of the principal underwriter and neither the Fund's principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund's shareholders and the Fund's principal underwriter or affiliated person of the principal underwriter.


III. Fund Disclosure

     A. Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

     Beginning with a Fund's next annual update to its Statement of Additional Information ("SAI") on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders. The Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund's website, if applicable, and by reviewing filings available on the SEC's website at http://www.sec.gov. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

     B.   Disclosure of the Fund's Complete Proxy Voting Record

     In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

     Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

          (i)  The name of the issuer of the portfolio security;
          (ii) The  exchange  ticker  symbol  of  the  portfolio   security  (if
               available through reasonably practicable means);
          (iii) The  Council  on  Uniform  Security  Identification   Procedures
               ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
          (iv) The shareholder meeting date;
          (v)  A brief identification of the matter voted on;
          (vi) Whether the matter was proposed by the issuer or by a security holder;
          (vii) Whether the Fund cast its vote on the matter;
         (viii) How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
          (ix) Whether the Fund cast its vote for or against management.

     Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

     Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund's website at a specified Internet address; and (2) on the SEC's website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund's most recently filed report on

     Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.


IV.  Recordkeeping

     The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

          (i)  A copy of this Policy;
          (ii) Proxy statements received regarding each Fund's securities;
          (iii) Records of votes cast on behalf of each Fund; and
          (iv) A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

     The foregoing records may be kept as part of the Advisor's records.

     A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund's Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.


V.   Proxy Voting Committee

     A.   General

     The proxy voting committee of the Trust ("Proxy Voting Committee") shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand.

     B.   Powers and Methods of Operation

     The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.  Other

     This Policy may be amended, from time to time, as determined by the Board.


Adopted as of this 1st day of July, 2003.

                         GARDNER LEWIS ASSET MANAGEMENT

                               PROXY VOTING POLICY


It is the intent of Gardner Lewis Asset Management ("Gardner Lewis") to vote proxies in the best interests of the firm's clients. In order to facilitate this proxy voting process, Gardner Lewis receives proxy voting and corporate governance advice from Institutional Shareholder Services ("ISS") to assist in the due diligence process related to making appropriate proxy voting decisions related to client accounts. Corporate actions are monitored by Gardner Lewis' operations and research staff through information received from ISS regarding upcoming issues.

Clients with separately managed accounts may request a copy of this policy or how proxies relating to their securities were voted by contacting the advisor directly. Investors in the Chesapeake Family of Funds (individually "Fund" or collectively "Funds") may request a copy of this policy or the Fund's proxy voting record upon request, without charge, by calling the Fund at 1-800-430-3863, by reviewing the Fund's website, if applicable, or by reviewing filings available on the SEC's website at http://www.sec.gov.


I.   INSTITUTIONAL SHAREHOLDER SERVICES (ISS)

ISS is an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. Gardner Lewis utilizes the ISS Standard Policy. These services, provided to Gardner Lewis, include in-depth research, analysis, and voting recommendations. In the vast majority of circumstances proxy issues are voted in accordance with ISS recommendations.

Gardner Lewis has also appointed a group of senior level employees to act as a Proxy Committee ("Proxy Committee"). In those circumstances where the Portfolio Manager or Analyst who covers a security for Gardner Lewis determines that they wish to vote contrary to ISS's recommendations, the Proxy Committee reviews the issue and makes the final decision regarding how shares will be voted. In evaluating issues, the Proxy Committee may consider information from ISS, the Analyst/Portfolio Manager, the management of the subject company, and shareholder groups.


II.  CONFLICTS OF INTEREST

As stated above, the Proxy Committee reviews all of those issues where Gardner Lewis' internal research staff believes that proxies should be voted contrary to ISS guidelines. The Proxy Committee's review is intended to determine if a material conflict of interest exists that should be considered in the vote decision. The Proxy Committee examines business, personal and familial relationships with the subject company and/or interested parties. If a conflict of interest is believed to exist, the Proxy Committee will direct that the proxy issue must be voted with ISS's recommendation. In the event ISS is unable to make a recommendation on a proxy vote regarding an investment held by a Fund, the Proxy Committee will defer the decision to the Fund's Proxy Voting Committee, which is made up of independent trustees. Decisions made by the Fund's Proxy Voting Committee will be used to vote proxies for other Gardner Lewis clients holding the same security. For securities not held by a Fund, if ISS is unable to make a recommendation then Gardner Lewis's internal Proxy Committee will direct the voting of such shares.


III. VOTING PROCEDURES

The physical voting process and recordkeeping of votes is carried out by Gardner Lewis Operations Staff at both the broader company and individual account levels through the Automatic Data Processing, Inc. (ADP) Proxy Edge System.

Gardner Lewis votes most proxies for clients where voting authority has been given to the advisor by the client. However, in some circumstances the advisor may decide not to vote some proxies if they determine that voting such proxies is not in the client's best interests. For example: the advisor may choose not to vote routine matters if shares would need to be recalled in a stock loan program. Gardner Lewis will not vote

     1) when the shares are sold after the record date but before the meeting date,

     2) proxies for legacy securities held in a new client account previously managed by another manager that the advisor intends to sell,
     3) proxies for securities held in an unsupervised portion of a client's account,
     4) proxies that are subject to blocking restrictions, proxies that require the advisor to travel overseas in order to vote, or
     5)   proxies that are written in a language other than English.


IV.  RECORD RETENTION

Gardner Lewis retains records relating to:

     1)   Proxy voting policies and procedures
     2) Proxy statements received for client securities (The advisor may rely on filings made on Edgar or its voting service to maintain this record)
     3)   Records of votes cast on behalf of clients
     4)   Records of client requests for proxy voting info
     5) Documents prepared by the advisor that were material to making a proxy voting decision or memorialized the basis for the decisions.

All such records will be maintained as required by applicable laws and regulations.


V.   VOTING GUIDELINES

Attached is the current ISS Proxy Voting Guidelines Summary that provides general voting parameters on various types of issues when there are no extenuating circumstances. As discussed above, in the vast majority of circumstances proxy issues will be voted in accordance with ISS recommendations.

Gardner Lewis reserves the right to amend and revise this policy without notice at any time.


This policy is dated January 1, 2006.

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1.   Operational Items
----------------------

Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name
Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent,
     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or
     o    Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if: Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees.

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services. Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business
Vote AGAINST proposals to approve other business when it appears as voting item.

2.   Board of Directors
-----------------------

Voting on Director Nominees in Uncontested Elections
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:
     o    Composition of the board and key board committees;
     o    Attendance at board and committee meetings;
     o    Corporate governance provisions and takeover activity;
     o    Disclosures under Section 404 of Sarbanes-Oxley Act;
     o    Long-term company performance relative to a market and peer index;
     o    Extent of the director's investment in the company;
     o    Existence of related party transactions;

     o    Whether the chairman is also serving as CEO;
     o    Whether a retired CEO sits on the board;
     o    Number of outside boards at which a director serves.

WITHHOLD from individual directors who:
     o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
     o    Sit on more than six public company boards;
     o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:
     o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
     o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;
     o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
     o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
     o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
     o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
     o A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
     o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
     o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
     o    The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:
     o The non -audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors);
     o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:
     o There is a negative correlation between chief executive pay and company performance (see discussion under Equity Compensation Plans);
     o The company fails to submit one-time transfers of stock options to a shareholder vote;
     o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
     o The company has poor compensation practices, which include, but are not limited to:
          - Egregious employment contracts including excessive severance provisions;
          -    Excessive perks that dominate compensation;
          -    Huge bonus payouts without justifiable performance linkage;
          - Performance metrics that are changed during the performance period;
          -    Egregious SERP (Supplemental Executive Retirement Plans) payouts;
          -    New CEO with overly generous new hire package;
          -    Internal pay disparity;
          - Other excessive compensation payouts or poor pay practices at the company.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

2006 Classification of Directors


================================================================================
Inside Director (I)
     o    Employee of the company or one of its affiliates; ^1
     o Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);
     o    Listed as a Section 16 officer; ^2
     o    Current interim CEO;
     o Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

Affiliated Outside Director (AO)
     o    Board attestation that an outside director is not independent;
     o    Former CEO of the company;
     o    Former CEO of an acquired company within the past five years;
     o Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made; ^3
     o Former executive of the company, an affiliate or an acquired firm within the past five years;
     o Executive of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;
     o Executive, former executive, general or limited partner of a joint venture or partnership with the company;
     o    Relative ^4 of a current employee of company or its affiliates;
     o Relative ^4 of former executive, including CEO, of company or its affiliate within the last five years;
     o Currently provides (or a relative provides) professional services directly to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates;
     o Employed by (or a relative is employed by) a significant customer or supplier; ^5
     o Has (or a relative has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; ^5
     o Any material financial tie or other related party transactional relationship to the company;
     o Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;
     o Has (or a relative has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; ^6
     o    Founder ^7 of the company but not currently an employee;
     o Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments ^5 from the company or its affiliates. ^1

Independent Outside Director (IO)
     o    No material ^8 connection to the company other than a board seat.

--------------------------------------------------------------------------------
Footnotes:
1 "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.
2 "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).
3 ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.
4 "Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director's home.
5 If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).
6 Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).
7 The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.
8 For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.
================================================================================

Age Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board
Vote  AGAINST  proposals  to classify  the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting
Generally  vote  AGAINST  proposals  to  eliminate   cumulative   voting.   Vote
CASE-BY-CASE if the company has in place one of the three corporate governance structures that are listed below.

Vote CASE-BY-CASE on proposals to restore or permit cumulative voting. If one of these three structures is present, vote AGAINST the proposal:
     o    the presence of a majority threshold voting standard;
     o a proxy access provision in the company's bylaws or governance documents; or
     o a counterbalancing governance structure coupled with acceptable relative performance.

The counterbalancing governance structure coupled with acceptable relative performance should include all of the following:
     o    Annually elected board;
     o    Two-thirds of the board composed of independent directors;
     o    Nominating committee composed solely of independent directors;
     o Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;
     o Ability of shareholders to call special meetings or act by written consent with 90 days' notice;
     o    Absence of superior voting rights for one or more classes of stock;
     o Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;
     o The company has not under-performed its peers and index on a one-year and three-year basis, unless there has been a change in the CEO position within the last three years;
     o No director received WITHHOLD votes of 35% or more of the votes cast in the previous election.

Director and Officer Indemnification and Liability Protection
Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
     o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and
     o    If only the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
     o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:
          - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
          -    Serves  as  liaison  between  the  chairman  and the  independent directors,
          -    Approves information sent to the board,
          -    Approves meeting agendas for the board,
          - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
          -    Has the authority to call meetings of the independent directors,
          -    If requested by major shareholders,  ensures that he is available
               for   consultation   and  direct   communication;
     o    Two-thirds independent board;
     o    All-independent key committees;
     o    Established governance guidelines;
     o    The company does not under-perform its peers.

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals
Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Consider voting AGAINST the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Policies should address the specific circumstances at each company. At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:
     o Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;
     o The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;
     o The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;
     o An outline of a range of remedies that can be considered concerning the nominee needs to be in the policy (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);
     o The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe in which the decision will be disclosed and a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why this alternative to a full majority threshold voting standard is the best structure at this time for demonstrating accountability to shareholders. Also evaluate the company's history of accountability to shareholders in its governance structure and in its actions. In particular, a classified board structure or a history of ignoring majority supported shareholder proposals will be considered at a company which receives a shareholder proposal requesting the elimination of plurality voting in favor of majority threshold for electing directors.

Office of the Board
Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:
     o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
     o Effectively disclosed information with respect to this structure to its shareholders;
     o Company has not ignored majority supported shareholder proposals or a majority WITHHOLD on a director nominee; and
     o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Open Access
Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (http://www.sec.gov/rules/proposed/34-48626.htm) or ISS' comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

Stock Ownership Requirements
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

3.   Proxy Contests
-------------------

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
     o Long-term financial performance of the target company relative to its industry;
     o    Management's track record;
     o    Background to the proxy contest;
     o    Qualifications of director nominees (both slates);
     o Strategic plan of dissident slate and quality of critique against management;
     o Likelihood that the proposed goals and objectives can be achieved (both slates);
     o    Stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.   Antitakeover Defenses and Voting Related Issues
----------------------------------------------------

Advance Notice Requirements for Shareholder Proposals/Nominations
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
     o    Shareholders have approved the adoption of the plan; or
     o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
     o    No lower than a 20% trigger, flip-in or flip-over;
     o    A term of no more than three years;
     o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
     o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5.   Mergers and Corporate Restructurings
-----------------------------------------

Overall Approach
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

     o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

     o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

     o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

     o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Appraisal Rights
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
     o    Purchase price;
     o    Fairness opinion;
     o    Financial and strategic benefits;
     o    How the deal was negotiated;
     o    Conflicts of interest;
     o    Other alternatives for the business;
     o    Non-completion risk.

Asset Sales
Vote CASE-BY-CASE on asset sales, considering the following factors:
     o    Impact on the balance sheet/working capital;
     o    Potential elimination of diseconomies;
     o    Anticipated financial and operating benefits;
     o    Anticipated use of funds;
     o    Value received for the asset;
     o    Fairness opinion;
     o    How the deal was negotiated;
     o    Conflicts of interest.

Bundled Proposals
Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities
Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:
     o    Dilution to existing shareholders' position;
     o    Terms of the offer;
     o    Financial issues;
     o    Management's efforts to pursue other alternatives;
     o    Control issues;
     o    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company
Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:
     o    The reasons for the change;
     o    Any financial or tax benefits;
     o    Regulatory benefits;
     o    Increases in capital structure;
     o    Changes to the articles of incorporation or bylaws of the company.
     o Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
     o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");
     o    Adverse changes in shareholder rights.

Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)
Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.
Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:
     o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
     o    Cash-out value;
     o Whether the interests of continuing and cashed-out shareholders are balanced; and
     o    The market reaction to public announcement of transaction.

Joint Ventures
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:
     o    Percentage of assets/business contributed;
     o    Percentage ownership;
     o    Financial and strategic benefits;
     o    Governance structure;
     o    Conflicts of interest;
     o    Other alternatives;
     o    Noncompletion risk.

Liquidations
Vote CASE-BY-CASE on liquidations, taking into account the following:
     o    Management's efforts to pursue other alternatives;
     o    Appraisal value of assets; and
     o    The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

Private Placements/Warrants/Convertible Debentures
Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:
     o    Dilution to existing shareholders' position;
     o    Terms of the offer;
     o    Financial issues;
     o    Management's efforts to pursue other alternatives;
     o    Control issues;
     o    Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs
Vote CASE-BY-CASE on spin-offs, considering:
     o    Tax and regulatory advantages;
     o    Planned use of the sale proceeds;
     o    Valuation of spinoff;
     o    Fairness opinion;
     o    Benefits to the parent company;
     o    Conflicts of interest;
     o    Managerial incentives;
     o    Corporate governance changes;
     o    Changes in the capital structure.

Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:
     o    Prolonged poor performance with no turnaround in sight;
     o    Signs of entrenched board and management;
     o    Strategic plan in place for improving value;
     o    Likelihood of receiving reasonable value in a sale or dissolution; and
     o Whether company is actively exploring its strategic options, including retaining a financial advisor.

6.   State of Incorporation
---------------------------

Control Share Acquisition Provisions
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-out Provisions
Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions
Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-out Provisions
Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions
Vote  AGAINST   proposals  that  ask  the  board  to  consider   non-shareholder
constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes
Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.   Capital Structure
----------------------

Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:
     o    Rationale;
     o Good performance with respect to peers and index on a five-year total shareholder return basis;
     o    Absence of non-shareholder approved poison pill;
     o    Reasonable equity compensation burn rate;
     o    No non-shareholder approved pay plans; and

     o    Absence of egregious equity compensation practices.

Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:
     o It is intended for financing purposes with minimal or no dilution to current shareholders;
     o It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preemptive Rights
Vote CASE-BY-CASE on shareholder  proposals that seek preemptive rights,  taking
into  consideration:   the  size  of  a  company,  the  characteristics  of  its
shareholder base, and the liquidity of the stock.

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:
     o    More simplified capital structure;
     o    Enhanced liquidity;
     o    Fairness of conversion terms;
     o    Impact on voting power and dividends;
     o    Reasons for the reclassification;
     o    Conflicts of interest; and
     o    Other alternatives considered.

Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock
Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:
     o    Adverse governance changes;
     o    Excessive increases in authorized capital stock;
     o    Unfair method of distribution;
     o    Diminution of voting rights;
     o    Adverse conversion features;
     o    Negative impact on stock option plans; and
     o    Alternatives such as spin-off.

8.   Executive and Director Compensation
----------------------------------------

Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
     o    The total cost of the company's equity plans is unreasonable;
     o The plan expressly permits the repricing of stock options without prior shareholder approval;
     o    There is a disconnect between CEO pay and the company's performance;
     o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or
     o    The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

Cost of Equity Plans
--------------------
Generally,  vote  AGAINST  equity  plans  if  the  cost  is  unreasonable.   For
non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

Repricing Provisions
--------------------
Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for Performance Disconnect
------------------------------
Generally vote AGAINST plans in which:
     o there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);
     o    the main source of the pay increase (over half) is equity-based, and
     o    the CEO is a participant of the equity proposal.
Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

     o The compensation committee has reviewed all components of the CEO's compensation, including the following:
          -    Base salary, bonus, long-term incentives;
          - Accumulative realized and unrealized stock option and restricted stock gains;
          - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;
          - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;
          - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios. (A complete breakdown of pay components also can be found in Disclosure of CEO Compensation
- Tally Sheet.)
     o A tally sheet with all the above components should be disclosed for the following termination scenarios:
          -    Payment if termination occurs within 12 months: $_____;
          -    Payment if "not for cause"  termination  occurs within 12 months:
               $_____;
     o    Payment if "change of control"  termination  occurs  within 12 months:
          $_____.

     o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

     o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options ^1 or performance-accelerated grants. ^2 Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

     o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Three-Year Burn Rate/Burn Rate Commitment
Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

_______________________________
(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.
(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation, assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

2006 Proxy Season Burn Rate Table

                                                 Russell 3000                     Non-Russell 3000
                                                 -------------------------------  -------------------------------------
                                                          Standard                           Standard
   GICS    Description                            Mean    Deviation   Mean+STDEV     Mean    Deviation  Mean+STDEV
---------------------------------------------------------------------------------  ------------------------------------
   1010    Energy                                1.53%      0.96%        2.50%       2.03%     2.53%       4.56%
---------------------------------------------------------------------------------  ------------------------------------
   1510    Materials                             1.37%      0.74%        2.11%       2.15%     2.01%       4.16%
---------------------------------------------------------------------------------  ------------------------------------
   2010    Capital Goods                         1.84%      1.09%        2.93%       2.74%     2.63%       5.37%
---------------------------------------------------------------------------------  ------------------------------------
   2020    Commercial Services & Supplies        2.73%      1.60%        4.33%       3.43%     4.18%       7.61%
---------------------------------------------------------------------------------  ------------------------------------
   2030    Transportation                        1.76%      1.71%        3.47%       2.18%     2.12%       4.30%
---------------------------------------------------------------------------------  ------------------------------------
   2510    Automobiles & Components              1.97%      1.27%        3.24%       2.23%     2.29%       4.51%
---------------------------------------------------------------------------------  ------------------------------------
   2520    Consumer Durables & Apparel           2.04%      1.22%        3.26%       2.86%     2.48%       5.35%
---------------------------------------------------------------------------------  ------------------------------------
   2530    Hotels Restaurants & Leisure          2.22%      1.09%        3.31%       2.71%     2.46%       5.17%
---------------------------------------------------------------------------------  ------------------------------------
   2540    Media                                 2.14%      1.24%        3.38%       3.26%     2.52%       5.77%
---------------------------------------------------------------------------------  ------------------------------------
   2550    Retailing                             2.54%      1.59%        4.12%       4.01%     4.03%       8.03%
---------------------------------------------------------------------------------  ------------------------------------
   3010,   Food & Staples Retailing              1.82%      1.31%        3.13%       2.20%     2.79%       4.99%
3020, 3030
---------------------------------------------------------------------------------  ------------------------------------
   3510    Health Care Equipment & Services      3.20%      1.71%        4.91%       4.33%     3.20%       7.53%
---------------------------------------------------------------------------------  ------------------------------------
   3520    Pharmaceuticals & Biotechnology       3.70%      1.87%        5.57%       5.41%     4.74%      10.15%
---------------------------------------------------------------------------------  ------------------------------------
   4010    Banks                                 1.46%      1.00%        2.46%       1.38%     1.42%       2.79%
---------------------------------------------------------------------------------  ------------------------------------
   4020    Diversified Financials                3.00%      2.28%        5.28%       4.46%     4.01%       8.47%
---------------------------------------------------------------------------------  ------------------------------------
   4030    Insurance                             1.52%      1.04%        2.56%       2.25%     2.85%       5.10%
---------------------------------------------------------------------------------  ------------------------------------
   4040    Real Estate                           1.30%      1.01%        2.31%       1.12%     1.67%       2.79%
---------------------------------------------------------------------------------  ------------------------------------
   4510    Software & Services                   5.02%      2.98%        8.00%       6.92%     6.05%      12.97%
---------------------------------------------------------------------------------  ------------------------------------
   4520    Technology Hardware & Equipment       3.64%      2.48%        6.11%       4.73%     4.02%       8.75%
---------------------------------------------------------------------------------  ------------------------------------
   4530    Semiconductors & Semiconductor
           Equip.                                4.81%      2.86%        7.67%       5.01%     3.06%       8.07%
---------------------------------------------------------------------------------  ------------------------------------
   5010    Telecommunication Services            2.31%      1.61%        3.92%       3.70%     3.41%       7.11%
---------------------------------------------------------------------------------  ------------------------------------
   5510    Utilities                             0.94%      0.62%        1.56%       2.11%     4.13%       6.24%
---------------------------------------------------------------------------------  ------------------------------------

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years as follows:

---------------------------------- ------------------------------- ------------------------------------------------
Characteristics                    Annual Stock Price Volatility   Premium
---------------------------------- ------------------------------- ------------------------------------------------
High annual volatility             53% and higher                  1 full-value award for 1.5 option shares
---------------------------------- ------------------------------- ------------------------------------------------
Moderate annual volatility         25% - 52%                       1 full-value award for 2.0 option shares
---------------------------------- ------------------------------- ------------------------------------------------
Low annual volatility              Less than 25%                   1 full-value award for 4.0 option shares
---------------------------------- ------------------------------- ------------------------------------------------


Poor Pay Practices
Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHOLD from compensation committee members if the company has poor compensation practices.

Poor compensation practices include, but are not limited to, the following:
     o    Egregious   employment   contracts   including   excessive   severance
          provisions;
     o    Excessive perks that dominate compensation;
     o    Huge bonus payouts without justifiable performance linkage;
     o    Performance metrics that are changed during the performance period;
     o    Egregious SERP (Supplemental Executive Retirement Plans) payouts;
     o    New CEO with overly generous hiring package;
     o    Internal pay disparity;

     o Other excessive compensation payouts or poor pay practices at the company.

Specific Treatment of Certain Award Types in Equity Plan Evaluations:
Dividend Equivalent Rights
Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Transferable Stock Option Awards
For transferable stock option award types within a new equity plan, calculate the cost of the awards by setting their forfeiture rate to zero when comparing to the allowable cap.

In addition, in order to vote FOR plans with such awards, the structure and mechanics of the on-going transferable stock option program must be disclosed to shareholders; and amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Other Compensation Proposals and Policies:
401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.

Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:
     o Director stock ownership guidelines with a minimum of three times the annual cash retainer.
     o    Vesting schedule or mandatory holding/deferral period:
          - A minimum vesting of three years for stock options or restricted stock; or
          -    Deferred  stock  payable  at  the  end of a  three-year  deferral period.
     o    Mix between cash and equity:
          - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
          - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
     o No retirement/benefits and perquisites provided to non-employee directors; and
     o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans
Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Disclosure of CEO Compensation-Tally Sheet
Encourage companies to provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

In addition to the current SEC requirements, the following table sets forth the current minimum standard on CEO pay disclosure according to ISS's guidelines:

------------------------ --------------------------- ---------------------------
Component                Amount Earned/Granted       Description
------------------------ --------------------------- ---------------------------
Base Salary              Current figure              Explanation of any increase
                                                     in base salary
------------------------ --------------------------- ---------------------------
Annual Incentive         Target:                     Explanation  of  specific
                         Actual earned:              performance  measures and
                                                     actual deliverables.

                                                     State amount tied to actual
                                                     performance.

                                                     State  any  discretionary
                                                     bonus.
------------------------ --------------------------- ---------------------------
Stock Options            Number granted:             Rationale for  determining
                         Exercise price:             the    number   of   stock
                         Vesting:                    options issued to CEO.
                         Grant value:
                                                     Accumulated       dividend
                                                     equivalents (if any).
------------------------ --------------------------- ---------------------------
Restricted Stock         Number granted:             Performance  based or time
                         Vesting:                    based.
                         Grant value:
                                                     Rationale for  determining
                                                     the  number of  restricted
                                                     stock issued to CEO.

                                                     Accumulated  dividends  on
                                                     vested    and     unvested
                                                     portion.
------------------------ --------------------------- ---------------------------
Performance Shares       Minimum:                    Explanation  of   specific
                         Target:                     performance  measures  and
                         Maximum:                    actual deliverables.
                         Actual earned:
                         Grant value:                Any dividends on unearned
                                                     performance shares.
------------------------ --------------------------- ---------------------------
Deferred compensation    Executive portion:          Provide    structure   and
                         Company match (if any):     terms of program.

                         Accumulated executive       Explanation  of  interest,
                         portion:                    formulas,          minimum
                         Accumulated company         guarantees or  multipliers
                         match (if any):             on deferred compensation.

                                                     Any holding periods on the
                                                     company match portion.

                                                     Funding mechanism.
------------------------ --------------------------- ---------------------------
Supplemental retirement  Actual projected payment    Provide    structure   and
benefit                  obligations                 terms of program.

                                                     Explanation   of  formula,
                                                     additional   credits   for
                                                     years     not      worked,
                                                     multipliers or interest on
                                                     SERPs.

                                                     Funding mechanism.
------------------------ --------------------------- ---------------------------
Executive perquisites    Breakdown  of  the  market  The  types of  perquisites
                         value     of       various  provided.        Examples:
                         perquisites                 company aircraft,  company
                                                     cars, etc.
------------------------ --------------------------- ---------------------------
Gross-ups (if any)       Breakdown of gross-ups for
                         any    pay       component
------------------------ --------------------------- ---------------------------
Severance associated     Estimated  payout  amounts  Single  trigger or  double
with change-in-control   for   cash,   equity   and  trigger.
                         benefits
------------------------ --------------------------- ---------------------------
Severance (Termination   Estimated      payout
scenario  under  "for    amounts   for   cash
cause"  and "not  for    equity  and  benefits
cause")                  under       different
                         scenarios
------------------------ --------------------------- ---------------------------

Component                Amount Earned/Granted       Description
------------------------ --------------------------- ---------------------------
Post retirement package  Estimated   value  of
                         consulting  agreement
                         and  continuation  of
                         benefits
======================== =========================== ===========================
Estimated Total Package               $
======================== =========================== ===========================

See the remedy for Pay for Performance disconnect for a more qualitative description of certain pay components.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans-- Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
     o    Purchase price is at least 85 percent of fair market value;
     o    Offering period is 27 months or less; and
     o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:
     o    Purchase price is less than 85 percent of fair market value; or
     o    Offering period is greater than 27 months; or
     o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans -- Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
     o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
     o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
     o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;
     o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance  goals to existing  compensation  plans to
comply  with  the   provisions  of  Section   162(m)  unless  they  are  clearly
inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies..

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:
     o    Historic trading patterns;
     o    Rationale for the repricing;
     o    Value-for-value exchange;
     o    Treatment of surrendered options;
     o    Option vesting;

     o    Term of the option;
     o    Exercise price;
     o    Participation.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash
Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote  FOR   non-employee   director   only   equity   plans   which   provide  a
dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Programs of Stock Options
One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:
     o Executive officers and non-employee directors are excluded from participating;
     o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
     o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Shareholder Proposals on Compensation:
Disclosure/Setting Levels or Types of Compensation for Executives and Directors Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote  AGAINST   shareholder   proposals   seeking  to  set  absolute  levels  on
compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Option Repricing
Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Pension Plan Income Accounting
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Performance-Based Awards

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Generally vote FOR shareholder proposals advocating the use of performance-based
awards  like  indexed,   premium-priced,   and  performance-vested   options  or
performance-based shares, unless:
     o    The proposal is overly  restrictive  (e.g., it mandates that awards to
          all  employees  must  be   performance-based  or  all  awards  to  top
          executives must be a particular type, such as indexed options);
     o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
     o    The triggering mechanism should be beyond the control of management;
     o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
     o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9.   Corporate Responsibility
-----------------------------

Consumer Issues and Public Safety:
Animal Rights
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
     o The company is conducting animal testing programs that are unnecessary or not required by regulation;
     o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
     o The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
     o The company has already published a set of animal welfare standards and monitors compliance;
     o The company's standards are comparable to or better than those of peer firms; and
     o There are no serious controversies surrounding the company's treatment of animals.

Drug Pricing
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
     o    The existing level of disclosure on pricing policies;
     o    Deviation from established industry pricing norms;
     o The company's existing initiatives to provide its products to needy consumers;
     o Whether the proposal focuses on specific products or geographic regions.

Drug Reimportation
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

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Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
     o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;
     o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;
     o Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:
     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
     o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;
     o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS
Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:
     o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;
     o The company's existing healthcare policies, including benefits and healthcare access for local workers;
     o    Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Predatory Lending
Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
     o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;
     o Whether the company has adequately disclosed the financial risks of its subprime business;
     o Whether the company has been subject to violations of lending laws or serious lending controversies;
     o    Peer companies' policies to prevent abusive lending practices.

Tobacco
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:
     o    Whether  the  company   complies   with  all  local   ordinances   and
          regulations;
     o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;
     o    The risk of any health-related liabilities.

Advertising to youth:
     o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;
     o    Whether  the  company  has  gone  as  far  as  peers  in   restricting
          advertising;

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     o    Whether  the company  entered  into the Master  Settlement  Agreement, which restricts marketing of tobacco to youth;
     o    Whether   restrictions   on  marketing  to  youth  extend  to  foreign
          countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:
     o    The percentage of the company's business affected;
     o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:
     o    The percentage of the company's business affected;
     o    The feasibility of a spin-off;
     o    Potential  future   liabilities   related  to  the  company's  tobacco
          business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote  AGAINST  proposals  prohibiting  investment  in  tobacco  equities.   Such
decisions are better left to portfolio managers.

Toxic Chemicals
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:
     o    Current regulations in the markets in which the company operates;
     o Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and
     o    The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Environment and Energy:
Arctic National Wildlife Refuge
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:
     o New legislation is adopted allowing development and drilling in the ANWR region;
     o    The company intends to pursue operations in the ANWR; and
     o The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES Principles
Vote  CASE-BY-CASE  on  proposals  to adopt the CERES  Principles,  taking  into account:
     o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;
     o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;
     o Environmentally conscious practices of peer companies, including endorsement of CERES;
     o    Costs of membership and implementation.

Concentrated Area Feeding Operations (CAFOs)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:
     o The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
     o    The company does not directly source from CAFOs.

Environmental-Economic Risk Report
Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:
     o    The feasibility of financially quantifying environmental risk factors;
     o The company's compliance with applicable legislation and/or regulations regarding environmental performance;
     o    The costs associated with implementing improved standards;
     o The potential costs associated with remediation resulting from poor environmental performance; and

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     o    The  current  level  of  disclosure  on  environmental   policies  and
          initiatives.

Environmental Reports
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Kyoto Protocol Compliance
Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
     o    The company does not maintain operations in Kyoto signatory markets;
     o The company already evaluates and substantially discloses such information; or,
     o Greenhouse gas emissions do not significantly impact the company's core businesses.

Land Use
Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

Nuclear Safety
Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:
     o The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;
     o The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or
     o The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

Operations in Protected Areas
Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:
     o The company does not currently have operations or plans to develop operations in these protected regions; or,
     o The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
     o    The nature of the company's business and the percentage affected;
     o    The extent that peer companies are recycling;
     o    The timetable prescribed by the proposal;
     o    The costs and methods of implementation;
     o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy
In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

Sustainability Report
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

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     o    The company already  discloses  similar  information  through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or
     o    The  company  has  formally  committed  to  the  implementation  of  a
          reporting   program  based  on  Global   Reporting   Initiative  (GRI)
          guidelines or a similar standard within a specified time frame.

General Corporate Issues:
Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
     o The company is in compliance with laws governing corporate political activities; and
     o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:
     o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and
     o    The public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote  AGAINST   proposals   restricting  the  company  from  making   charitable
contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
     o    The relevance of the issue to be linked to pay;
     o The degree that social performance is already included in the company's pay structure and disclosed;
     o The degree that social performance is used by peer companies in setting pay;
     o Violations or complaints filed against the company relating to the particular social performance measure;
     o Artificial limits sought by the proposal, such as freezing or capping executive pay;
     o    Independence of the compensation committee;
     o    Current company pay levels.

Outsourcing/Offshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:
     o    Risks associated with certain international markets;
     o    The utility of such a report to shareholders;
     o The existence of a publicly available code of corporate conduct that applies to international operations.

Labor Standards and Human Rights:
China Principles
----------------
Vote AGAINST proposals to implement the China Principles unless:
     o There are serious controversies surrounding the company's China operations; and
     o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
     o    The nature and amount of company business in that country;
     o    The company's workplace code of conduct;

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     o    Proprietary and confidential information involved;
     o    Company compliance with U.S. regulations on investing in the country;
     o    Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
     o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;
     o    Agreements with foreign suppliers to meet certain workplace standards;
     o    Whether company and vendor facilities are monitored and how;
     o    Company participation in fair labor organizations;
     o    Type of business;
     o    Proportion of business conducted overseas;
     o    Countries of operation with known human rights abuses;
     o Whether the company has been recently involved in significant labor and human rights controversies or violations;
     o    Peer company standards and practices;
     o    Union presence in company's international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
     o The company does not operate in countries with significant human rights violations;
     o    The company has no recent human rights controversies or violations; or
     o The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
     o    Company  compliance  with or violations of the Fair  Employment Act of
          1989;
     o Company antidiscrimination policies that already exceed the legal requirements;
     o    The cost and feasibility of adopting all nine principles;
     o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);
     o    The potential for charges of reverse discrimination;
     o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;
     o    The level of the company's investment in Northern Ireland;
     o    The number of company employees in Northern Ireland;
     o    The degree that industry peers have adopted the MacBride Principles;
     o    Applicable   state  and  municipal  laws  that  limit  contracts  with
          companies that have not adopted the MacBride Principles.

Military Business:
Foreign Military Sales/Offsets
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
     o    Whether the company has in the past manufactured landmine components;
     o    Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
     o    What weapons classifications the proponent views as cluster bombs;
     o Whether the company currently or in the past has manufactured cluster bombs or their components;
     o    The percentage of revenue derived from cluster bomb manufacture;
     o    Whether the company's peers have renounced future production.

Nuclear Weapons
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

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Operations in Nations Sponsoring Terrorism (e.g., Iran)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:
     o The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;
     o    Compliance with U.S. sanctions and laws.

Spaced-Based Weaponization
Generally  vote  FOR  reports  on  a  company's   involvement  in   spaced-based
weaponization unless:
     o    The information is already publicly available; or
     o    The disclosures sought could compromise proprietary information.

Workplace Diversity:
Board Diversity
Generally vote FOR reports on the company's efforts to diversify the board, unless:
     o The board composition is reasonably inclusive in relation to companies of similar size and business; or
     o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
     o    The degree of board diversity;
     o Comparison with peer companies; o Established process for improving board diversity;
     o    Existence of independent nominating committee;
     o    Use of outside search firm;
     o    History of EEO violations.

Equal Employment Opportunity (EEO)
Generally  vote  FOR  reports   outlining  the  company's   affirmative   action
initiatives unless all of the following apply:
     o    The company has well-documented equal opportunity programs;
     o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and
     o    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
     o    The  composition  of  senior   management  and  the  board  is  fairly
          inclusive;
     o The company has well-documented programs addressing diversity initiatives and leadership development;
     o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and
     o The company has had no recent, significant EEO-related violations or litigation.

Sexual Orientation
Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

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10.  Mutual Fund Proxies
------------------------

Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
     o    Past performance as a closed-end fund;
     o    Market in which the fund invests;
     o    Measures taken by the board to address the discount; and
     o Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests
Vote CASE-BY-CASE on proxy contests, considering the following factors:
     o    Past performance relative to its peers;
     o    Market in which fund invests;
     o    Measures taken by the board to address the issues;
     o Past shareholder activism, board activity, and votes on related proposals;
     o    Strategy of the incumbents versus the dissidents;
     o    Independence of directors;
     o    Experience and skills of director candidates;
     o    Governance profile of the company;
     o    Evidence of management entrenchment.

Investment Advisory Agreements
Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:
     o    Proposed and current fee schedules;
     o    Fund category/investment objective;
     o    Performance benchmarks;
     o    Share price performance as compared with peers;
     o    Resulting fees relative to peers;
     o    Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals
Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:
     o    Stated specific financing purpose;
     o    Possible dilution for common shares;
     o    Whether the shares can be used for antitakeover purposes.

1940 Act Policies
Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:
     o    Potential competitiveness;
     o    Regulatory developments;
     o    Current and potential returns; and
     o    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction
Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
     o    The fund's target investments;
     o    The reasons given by the fund for the change; and
     o    The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental
Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

Name Change Proposals
Vote CASE-BY-CASE on name change proposals, considering the following factors:
     o    Political/economic changes in the target market;
     o    Consolidation in the target market; and
     o    Current asset composition.

Change in Fund's Subclassification
Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:
     o    Potential competitiveness;
     o    Current and potential returns;
     o    Risk of concentration;
     o    Consolidation in target industry.

Disposition of Assets/Termination/Liquidation
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
     o    Strategies employed to salvage the company;
     o    The fund's past performance;
     o    The terms of the liquidation.

Changes to the Charter Document
Vote CASE-BY-CASE on changes to the charter document, considering the following factors:
     o    The degree of change implied by the proposal;
     o    The efficiencies that could result;
     o    The state of incorporation;
     o    Regulatory standards and implications.

Vote AGAINST any of the following changes:
     o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
     o Removal of shareholder approval requirement for amendments to the new declaration of trust;
     o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
     o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
     o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
     o Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund
Vote CASE-BY-CASE on re-incorporations, considering the following factors:
     o    Regulations of both states;
     o    Required fundamental policies of both states;
     o    The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements
Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:
     o    Fees charged to comparably sized funds with similar objectives;
     o    The proposed distributor's reputation and past performance;
     o    The competitiveness of the fund in the industry;
     o    The terms of the agreement.

Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.

Mergers
Vote CASE-BY-CASE on merger proposals, considering the following factors:
     o    Resulting fee structure;
     o    Performance of both funds;
     o    Continuity of management personnel;
     o Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds:
Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
     o    Performance of the fund's Net Asset Value (NAV);
     o    The fund's history of shareholder relations;
     o    The performance of other funds under the advisor's management.

CUSIP Number 36559B708                                      NASDAQ Symbol CHCGX

________________________________________________________________________________

                         THE CHESAPEAKE CORE GROWTH FUND

                                 A series of the
                         Gardner Lewis Investment Trust

                                 A No Load Fund
________________________________________________________________________________



                                   PROSPECTUS
                                February 28, 2006




The Chesapeake Core Growth Fund ("Fund") seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of the largest 1000 companies, based on market capitalization, domiciled in the United States.




                               Investment Advisor
                               ------------------

                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317

                                 1-800-430-3863





The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

THE FUND.......................................................................2
--------

      Investment Objective.....................................................2
      Principal Investment Strategies..........................................2
      Principal Risks of Investing in the Fund.................................3
      Bar Chart and Performance Table..........................................5
      Fees and Expenses of the Fund............................................6

MANAGEMENT OF THE FUND.........................................................7
----------------------

      The Investment Advisor...................................................7
      The Administrator........................................................8
      The Transfer Agent.......................................................8
      The Distributor..........................................................8

INVESTING IN THE FUND..........................................................9
---------------------

      Minimum Investment.......................................................9
      Purchase and Redemption Price............................................9
      Purchasing Shares.......................................................10
      Redeeming Your Shares...................................................12
      Frequent Purchases and Redemptions......................................13

OTHER IMPORTANT INVESTMENT INFORMATION........................................15
--------------------------------------

      Dividends, Distributions, and Taxes.....................................15
      Financial Highlights ...................................................16
      Additional Information..........................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The Chesapeake Core Growth Fund seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of the largest 1000 companies, based on market capitalization, domiciled in the United States.


PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Gardner Lewis Investment Trust ("Trust"), seeks capital appreciation by investing primarily in equity securities of the largest 1000 companies based on market capitalization. The Fund's investments in these companies will be primarily in equity securities of such companies, such as common and preferred stock and securities convertible into common stock. Realization of current income will not be a significant investment consideration and any such income should be considered incidental to the Fund's objectives.

In making investment decisions for the Fund, Gardner Lewis Asset Management L.P. ("Advisor") will focus on companies that show superior prospects for earnings growth. By developing and maintaining contacts with management, customers, competitors, and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies undergoing positive changes that have not yet been recognized by "Wall Street" analysts and the financial press. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year's comparable period. The Advisor generally avoids companies that have excessive levels of debt. The Advisor also favors portfolio investments in companies whose price-to-earnings ratio when purchased is less than that company's projected growth rate for the coming year. In selecting these portfolio companies, the Advisor includes analysis of the following:

     o    growth rate of earnings;
     o    financial performance;
     o    management strengths and weaknesses;
     o    current market valuation in relation to earnings growth;
     o    historic and comparable company valuations;
     o    level and nature of the company's  debt, cash flow,  working  capital;
          and
     o    quality of the company's assets.

Under normal market conditions, the Fund will invest at least 90% of the Fund's total assets in equity securities and 80% to 90% of the portfolio will be invested in the 1000 largest companies described above. Generally, all the securities in which the Fund may invest will be traded on domestic securities exchanges or in the over-the-counter markets. The Fund may also invest in foreign securities. However, all foreign securities that the Fund may acquire will be traded on domestic U.S. exchanges.

While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

     o the anticipated price appreciation has been achieved or is no longer probable;
     o the company's fundamentals appear, in the analysis of the Advisor, to be deteriorating;
     o general market expectations regarding the company's future performance exceed those expectations held by the Advisor; or
     o alternative investments offer, in the view of the Advisor, superior potential for appreciation.

Disclosure  of  Portfolio  Holdings.  The Fund  may,  from  time to  time,  make available portfolio holdings information on its website at http://www.chesapeakefunds.com, including lists of the ten largest holdings and the complete portfolio holdings as of the end of each calendar quarter. To reach this information, use the link to "The Funds" that is located on the left portion of the home page and then access the Fund's fact sheet. A link to the list of the Fund's complete portfolio holdings is located beneath the list of the Fund's ten largest holdings. This information is generally posted to the website within thirty days of the end of each calendar quarter and remains available until new information for the next calendar quarter is posted. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The following section describes some of the risks involved with portfolio investments of the Fund.

Equity Securities: To the extent that the majority of the Fund's portfolio consists of common stocks, it is expected that the Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

Market Risk: Market risk refers to the risk related to investments in securities in general and daily fluctuations in the securities markets. The Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, and general market conditions.

Portfolio Turnover: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rate for prior periods.

Short-Term Investments: As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may determine from time to time that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund will also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.

Investment Advisor Risk: The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

Overweighting in Certain Market Sectors: The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund's net asset value.

Market Segment Risk: Investors are also subject to the risk that the Fund's market segment, the largest 1000 companies, may underperform other equity market segments or the equity markets as a whole.

BAR CHART AND PERFORMANCE TABLE

The bar chart shown below provides an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's performance from year to year. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                           Year to Year Total Returns
                              (as of December 31)
                              -------------------

                                 1998 -  27.32%
                                 1999 -  47.60%
                                 2000 -   6.36%
                                 2001 - -12.72%
                                 2002 - -23.92%
                                 2003 -  42.42%
                                 2004 -  10.71%
                                 2005 -   1.30%

     o During the 8-year period shown in the bar chart above, the highest return for a calendar quarter was 36.08% (quarter ended December 31, 1999).
     o During the 8-year period shown in the bar chart above, the lowest return for a calendar quarter was (21.56)% (quarter ended September 30, 2001).
     o The year-to-date total return of the Fund as of the most recent calendar quarter was 1.30% (quarter ended December 31, 2005).


The table shown below provides an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years, and since inception compare to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

------------------------------------------------------- ----------- ------------ -------------
Average Annual Total Returns                                Past        Past        Since
Periods Ended December 31, 2005                            1 Year      5 Years     Inception
------------------------------------------------------- ----------- ------------ -------------
The Chesapeake Core Growth Fund
     Before taxes on distributions                         1.30%        1.19%        9.44%
     After taxes on distributions                          1.05%        1.13%        8.53%
     After taxes on distributions and sale of shares       1.12%        1.00%        7.81%
------------------------------------------------------- ----------- ------------ -------------
S&P 500 Total Return Index**                               4.91%        0.54%        5.02%
------------------------------------------------------- ----------- ------------ -------------

      * September 29, 1997 (inception date of the Fund)
      **The S&P 500 Total Return  Index is the  Standard & Poor's  Composite
        Stock Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes its returns would be lower.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                          Shareholder Fees for the Fund
                    (fees paid directly from your investment)
                    -----------------------------------------

       Maximum Sales Charge (Load) Imposed on Purchases
           (as a percentage of offering price) .......................None
       Redemption Fee
           (as a percentage of amount redeemed, if applicable)........None

                         Annual Fund Operating Expenses
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

       Management Fees.........................................1.00%
       Distribution and/or Service (12b-1) Fees................0.25%
       Other Expenses..........................................0.20%
                                                              ------
           Total Annual Fund Operating Expenses......................1.45%*
           Fee Waivers and/or Expense Reimbursements...............(0.05)%*
                                                                   -------
           Net Expenses..............................................1.40%
                                                                   =======

*"Total Annual Fund Operating  Expenses" are based upon actual expenses incurred by the Fund for the fiscal year ended October 31, 2005. The Advisor has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Annual Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses but including payments, if any, under a Rule 12b-1 Plan) to not more than 1.40% of the average daily net assets of the Fund for the fiscal year to end October 31, 2006. It is expected that the contractual agreement will continue from year to year provided such continuance is approved by the Board of Trustees of the Trust. In addition, the Fund has entered into brokerage/service arrangements with several brokers through commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund). These portions are then used to offset overall Fund expenses. These oral arrangements are voluntary upon the part of the broker and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Board of Trustees of the Trust has reviewed these programs to insure compliance with the Fund's policies and procedures. In addition, the Board of Trustees of the Trust reviews the Fund's brokerage commissions quarterly to insure they are reasonable. There can be no assurance that these arrangements will continue in the future. For the fiscal year ended October 31, 2005, the amount of expenses paid by these brokers totaled 0.05% of the average daily net assets of the Fund. As a result of these arrangements, as a percentage of the average daily net assets of the Fund, the Total Annual Fund Operating Expenses were as follows:

       Total Annual Fund Operating Expenses for
       the fiscal year ended October 31, 2005................1.35%

 See the "Management of the Fund - Expense Limitation Agreement and - Brokerage/Service Arrangements" sections below for more detailed information.

Example. This example shows you the expenses you may pay over time by investing in the Fund. Since all funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above:

   -------------------- ---------- ---------- ----------- ------------
     Period Invested      1 Year     3 Years    5 Years     10 Years
   -------------------- ---------- ---------- ----------- ------------
        Your Costs         $143       $454       $787        $1,731
   -------------------- ---------- ---------- ----------- ------------

                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

The Fund's Investment Advisor is Gardner Lewis Asset Management L.P., which was established as a Delaware corporation in 1990, converted to a Pennsylvania limited partnership in 1994 and is controlled by W. Whitfield Gardner. Mr. Gardner, Chairman and Chief Executive Officer of the Advisor, and John L. Lewis, IV, President of the Advisor, are control persons by ownership of the Advisor and are also executive officers of the Trust. They have been responsible for the day-to-day management of the Fund's portfolio since its inception in 1997. They have been associated with the Advisor since its inception on April 2, 1990. As of February 2006, the Advisor serves as investment advisor to approximately $5.7 billion in assets, providing investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The Advisor's address is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317. The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended. Subject to the authority of the Board of Trustees of the Trust ("Trustees"), the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 1.00%. During the Fund's last fiscal year, the fiscal year ended October 31, 2004, the Advisor waived a portion of its fee in the amount of $39,574. As a result, the advisory fee paid to the Advisor by the Fund as a percentage of average annual net assets for the last fiscal year was 0.98%.

Disclosure Regarding Approval of the Investment Advisory Contract. A discussion regarding the Trustees' basis for approving the renewal of the investment advisory contract for the Fund is available in the Fund's annual report to shareholders for the fiscal year ended October 31, 2005 and, when available, the annual report for the fiscal year ending October 31, 2006. You may obtain a copy of these annual reports, free of charge, upon request to the Fund.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, the Advisor has entered into an expense limitation agreement with the Trust with respect to the Fund ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Fund's business, but including payments, if any, pursuant to a Rule 12b-1 Plan) are limited to 1.40% of the average daily net assets of the Fund for the fiscal year to end October 31, 2006. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to this Agreement, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), and (ii) have no direct or indirect financial interest in the operation of this Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated by the Advisor or the Trust at the end of the then current term upon not less than 90-days' notice to the other party as set forth in the Expense Limitation Agreement.

The Fund may, at a later date, reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous three (3) fiscal years, provided that the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the particular Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $15 million; (ii) the Fund's total annual expense ratio is less than the percentage limits stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Brokerage/Service Arrangements. The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's expenses for the fiscal year ended October 31, 2005. This program has been reviewed by the Trustees, pursuant to the provisions and guidelines outlined in the securities laws and legal precedent of the United States. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. The Advisor may not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Advisor. In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner which the Advisor believes to be fair and reasonable to the Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair to the participating accounts, with any exceptions to such methods involving the Trust being reported to the Trustees.


THE ADMINISTRATOR

The Nottingham Company ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor to the Fund, and provides the Fund with certain administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Fund.


THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section of this Prospectus entitled "Investing in the Fund," the Transfer Agent will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund.


THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. The Distributor may sell the Fund's shares to or through qualified securities dealers or others.

Other Expenses. In addition to the management fees and 12b-1 fees, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its independent auditors and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.


                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

Shares of the Fund are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares of the Fund. The minimum initial investment is $2,500 and the minimum additional investment is $500 ($100 for those participating in the automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.


PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received, subject to the order being accepted by the Fund in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate net asset value on business holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of the Fund's total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust's Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Fund's policies regarding fair value pricing are intended to result in a calculation of the Fund's net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Fund's normal pricing procedures. If such fair value price differs from the price that would have been determined using the Fund's normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have if the security were priced using the Fund's normal pricing procedures. The performance of the Fund may also be affected if a portfolio security's fair value price were to differ from the security's price using the Fund's normal pricing procedures. The Fund may also not be able to receive the portfolio security's fair value if the Fund should sell the portfolio security. The Trustees monitor and evaluate the Fund's use of fair value pricing, and periodically review the results of any fair valuation under the Fund's policies.

Distribution of the Fund's Shares. The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 ("Distribution Plan") under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund's shares (this compensation is commonly referred to as "12b-1 fees").

The Distribution Plan provides that the Fund will pay from the Fund's shares annually 0.25% of the average daily net assets of the Fund's shares for activities primarily intended to result in the sale of those shares, including reimbursement to entities for providing distribution and shareholder servicing with respect to the Fund's shares. Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of fees such as sales loads.

Other Matters. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after tender. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.


PURCHASING SHARES

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. In addition, orders will be deemed to have been received by the Fund when an authorized broker, or broker-authorized designee, receives the order, subject to the order being accepted by the Fund in good form. The orders will be priced at the Fund's net asset value next computed after the orders are received by the authorized broker, or broker-authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. financial institution and payable in U.S. dollars. Cash, money orders, and traveler's checks will not be accepted by the Fund. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, or Transfer Agent. The Fund will charge a $35 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to "The Chesapeake Core Growth Fund," to:

             The Chesapeake Core Growth Fund
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina 27803-0365

The Fund Shares Application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature. You may exchange shares of the Fund for shares of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series of the Trust at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid by you in connection with the shares being exchanged. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

An investor may direct the Fund to exchange his/her shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will be made and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. Additionally, unless otherwise determined by the Fund, an investor may not exchange shares of the Fund for shares of The Chesapeake Aggressive Growth Fund, another series of the Trust affiliated with the Advisor, unless such investor has an existing account with such fund.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Stock Certificates. The Fund normally does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund's share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for the investor's name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the investor's driver's license or other identifying documents. An investor's account application will not be considered "complete" and, therefore, an account will not be opened and the investor's money will not be invested until the Fund receives this required information. If after opening the investor's account the Fund is unable to verify the investor's identity after reasonable efforts, as determined by the

Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor's identity is verified; and (ii) close the investor's account without notice and return the investor's redemption proceeds to the investor. If the Fund closes an investor's account because the Fund was unable to verify the investor's identity, the Fund will value the account in accordance with the Fund's next net asset value calculated after the investor's account is closed. In that case, the investor's redemption proceeds may be worth more or less than the investor's original investment. The Fund will not be responsible for any losses incurred due to the Fund's inability to verify the identity of any investor opening an account.


REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

             The Chesapeake Core Growth Fund
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include the following:

     (1) Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and
     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing, using the instructions above.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include the following:

     (1)  The name of the Fund;
     (2)  Shareholder(s) name and account number;
     (3)  Number of shares or dollar amount to be redeemed;
     (4)  Instructions   for   transmittal   of   redemption   proceeds  to  the
          shareholder; and
     (5) Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days in which your financial institution is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-430-3863. Redemption proceeds will only be sent to the financial institution account or person named in your account application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine. The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $25,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $250. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $2,500 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days' prior written notice. If the shareholder brings the account net asset value up to at least $2,500 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application;
(iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund's net asset value at the beginning of such period.

Miscellaneous. The Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason; and (ii) suspend its offering of shares at any time.


FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions ("Frequent Trading") of shares of the Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund's portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Fund's portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Funds may face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries as sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Fund. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Fund. Under the Fund's policy, the Advisor has the discretion to refuse to accept further purchase and/or exchange orders from an investor if the Advisor believes the investor has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders. To assist the Advisor in identifying possible Frequent Trading patterns, the Transfer Agent provides a daily record of shareholder trades to the Advisor. The Transfer Agent also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading. Under the Fund's policy regarding Frequent Trading, the Fund intends to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

This policy is intended to apply uniformly, except that the Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks ("Intermediary Accounts"). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to the Fund. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being known to the Fund. Accordingly, the ability of the Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Fund could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. The policy will not apply if the Advisor determines that a purchase and redemption pattern is not a Frequent Trading pattern intended to respond to short-term fluctuations in the securities markets, such as inadvertent errors that result in frequent purchases and redemptions. In such a case, the Advisor may choose to accept further purchase and/or exchange orders for such investor account.

                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and realized gains to its shareholders every year. Dividends paid by the Fund derived from net investment income, if any, will generally be paid monthly or quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

A particular dividend distribution generally will be taxable as qualified dividend income, long-term capital gains, or ordinary income. The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends generally are taxable at long-term capital gains tax rates. Any distribution resulting from such qualifying dividends received by the Fund will be designated as qualified dividend income. If the Fund designates a dividend distribution as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met. If the Fund designates a dividend distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. All taxable distributions paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders.

Taxable distributions paid by a Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes. Shareholders who hold Fund Shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2006) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for prior years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Fund. The financial data below have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report covering such years and periods is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual and Semi-annual Reports of the Fund, copies of which may also be obtained at no charge by calling the Fund at 1-800-430-3863.

                 (For a Share Outstanding Throughout the Period)

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Year          Year       Year         Year        Period          Year
                                                       Ended        Ended       Ended        Ended        Ended          Ended
                                                     10/31/05      10/31/04    10/31/03     10/31/02    10/31/01(a)     2/28/01
                                                     --------      --------    ---------    ---------   -----------     -------
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $15.41       $14.78       $10.88       $12.31       $15.13         $19.42
--------------------------------------------------- ------------ ------------ ------------ ------------ -------------- -----------
Income (loss) from investment operations
   Net investment (loss)                               (0.07)       (0.06)       (0.05)       (0.07)       (0.02)         (0.08)
   Net realized and unrealized gain (loss) on
   investments                                          1.54         0.69         3.95        (1.35)       (2.80)         (2.10)
                                                        ----         ----         ----         ----         ----           ----
    Total from investment operations                    0.63         0.63         3.90        (1.42)       (2.82)         (2.18)
                                                        ----         ----         ----         ----         ----           ----
--------------------------------------------------- ------------ ------------ ------------ ------------ -------------- -----------
Less distributions to shareholders from
    Net realized gain from investment transactions      0.00         0.00         0.00        (0.01)        0.00          (2.11)
                                                        ----         ----         ----        ------        ----           ----
--------------------------------------------------- ------------ ------------ ------------ ------------ -------------- -----------
Net Asset Value, End of Period                        $16.88       $15.41       $14.78       $10.88       $12.31         $15.13
                                                      ======       ======       ======       ======       ======         ======
--------------------------------------------------- ------------ ------------ ------------ ------------ -------------- -----------
Total Return (b)                                        9.54 %       4.26 %      35.72%      (11.47)%     (18.69)%       (12.37)%
                                                        ======       ======      ======      ========     ========       ========
--------------------------------------------------- ------------ ------------ ------------ ------------ -------------- -----------
Ratios/supplemental data
--------------------------------------------------- ------------ ------------ ------------ ------------ -------------- -----------
   Net assets, end of period (000's)                  $628,049     $293,982     $70,058      $23,952       $23,835       $15,716
   Average net assets for the period (000's)          $494,878     $192,739     $35,329      $26,998       $22,212       $15,586
--------------------------------------------------- ------------ ------------ ------------ ------------ -------------- -----------

   Ratio of expenses to average net assets              1.45 %       1.49 %       1.76 %       1.73 %       1.72 % (c)     1.80 %
   Ratio of expenses to average net assets              1.35 %       1.33 %       1.31 %       1.23 %       1.17 % (c)     1.25 %
--------------------------------------------------- ------------ ------------ ------------ ------------ -------------- -----------
   Ratio of net investment loss to average net         (0.51)%      (0.56)%      (0.61)%      (0.59)%      (0.31)% (c)    (0.50)%
    assets
--------------------------------------------------- ------------ ------------ ------------ ------------ -------------- -----------
   Portfolio turnover rate                             90.10 %      59.54 %      71.04 %     110.65 %     105.88 %       136.22 %

(a) For the period from March 1, 2001 to October 31, 2001. The Fund changed its fiscal year-end from February 28 to October 31 beginning with the fiscal period ended October 31, 2001.
(b)   Not annualized.
(c)   Annualized.

                             ADDITIONAL INFORMATION

________________________________________________________________________________

                         THE CHESAPEAKE CORE GROWTH FUND

                                 A No Load Fund

________________________________________________________________________________


Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report will include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) as follows:



--------------------------------------------------------------------------------

      By telephone:             1-800-430-3863

      By mail:                  The Chesapeake Core Growth Fund
                                c/o NC Shareholder Services
                                116 South Franklin Street
                                Post Office Box 4365
                                Rocky Mount, North Carolina 27803-0365


      By e-mail:                info@nottinghamco.com


      On the Internet:          www.nottinghamco.com


--------------------------------------------------------------------------------


Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.






                  Investment Company Act file number 811-07324

                       STATEMENT OF ADDITIONAL INFORMATION

                         THE CHESAPEAKE CORE GROWTH FUND

                                February 28, 2006

                                 A series of the
                         GARDNER LEWIS INVESTMENT TRUST
                 116 South Franklin Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-430-3863



                                Table of Contents
                                -----------------

                                                                          Page
                                                                          ----

OTHER INVESTMENT POLICIES.................................................... 2
INVESTMENT LIMITATIONS....................................................... 4
PORTFOLIO TRANSACTIONS....................................................... 5
NET ASSET VALUE.............................................................. 7
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................... 8
DESCRIPTION OF THE TRUST..................................................... 9
ADDITIONAL INFORMATION CONCERNING TAXES......................................10
MANAGEMENT OF THE FUND.......................................................12
SPECIAL SHAREHOLDER SERVICES.................................................19
DISCLOSURE OF PORTFOLIO HOLDINGS.............................................20
ADDITIONAL INFORMATION ON PERFORMANCE........................................21
FINANCIAL STATEMENTS.........................................................23
APPENDIX A - DESCRIPTION OF RATINGS..........................................24
APPENDIX B - PROXY VOTING POLICIES ..........................................28







This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectus for The Chesapeake Core Growth Fund ("Fund"), dated the same date as this SAI, and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Information from the Annual Report to shareholders is incorporated by reference into this SAI. Copies of the Fund's Prospectus and Annual Report may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                            OTHER INVESTMENT POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus for the Fund. The Fund was organized on September 29, 1997 as a separate diversified series of the Gardner Lewis Investment Trust ("Trust"). The Trust is an open-end management investment company registered with the Securities and Exchange Commission ("SEC") and was organized on October 2, 1992 as a business trust under the laws of the Commonwealth of Massachusetts. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by rating agencies for securities in which the Fund may invest.

Repurchase Agreements. The Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will normally occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security. The Trust has implemented procedures to monitor, on a continuous basis, the value of the collateral serving as security for repurchase obligations. Gardner Lewis Asset Management L.P. ("Advisor"), the investment advisor to the Fund, will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days.

Money Market Instruments. The Fund may acquire money market instruments. Money market instruments may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance, the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), or Fitch Investors Service, Inc. ("Fitch") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Funding Agreements. Within the limitations on investments in illiquid securities, the Fund may invest in various types of funding agreements. A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less. Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less. An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Trust's Board of Trustees (each a "Trustee" and collectively "Trustees"), the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features) and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation. Illiquid securities typically are restricted securities, meaning they are subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Fund might also have to register restricted securities in order to dispose of them, resulting in additional expenses and delay. Adverse market conditions could impede such a public offering of securities.

Foreign Securities. The Fund may invest up to 10% of its total assets in foreign securities. The term "foreign security" shall mean a security issued by a foreign private issuer where the primary exchange listing of such security is outside of the United States, or a security issued by a foreign government. The term "foreign security" shall not include American Depository Receipts ("ADRs") or a security for which the primary issuer is in the United States. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special considerations not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the U.S. and, compared to the U.S., there may be a lack of uniform accounting, auditing, and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will generally limit foreign investments to those traded domestically as sponsored ADRs. ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.

Investment Companies. Federal securities laws limit the extent to which a Fund can invest in other investment companies. Consequently, the Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's total assets, except as otherwise permitted by SEC rules. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Real Estate Securities. The Fund will not invest in real estate or real estate mortgage loans (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its total assets in real estate securities. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. government securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

Lending of Portfolio Securities. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 25% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities, which the Advisor has determined are creditworthy under guidelines established by the Trustees. In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances. The Fund may not lend securities to any company affiliated with the Advisor. Each loan of securities will be collateralized by cash, securities or letters of credit. The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

Borrowing. The Fund may borrow money from banks as a temporary measure (i) for extraordinary or emergency purposes in amounts not exceeding 5% of its total assets or (ii) to meet redemption requests in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets. In the event that the Fund should ever borrow money under these conditions, such borrowing could increase the Fund's costs and thus reduce the value of the Fund's assets.


                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

1. Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) to meet redemption requests in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

3.   Invest  25% or more of the  value of its total  assets in any one  industry
     (except  that  securities  of  the  U.S.  government,   its  agencies,  and
     instrumentalities are not subject to this limitation);

4. Invest for the purpose of exercising control or management of another issuer;

5. Purchase or sell commodities or commodities contracts; real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein); or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

6. Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under federal securities laws;

7. Participate on a joint or joint and several basis in any trading account in securities;

8. Invest its assets in the securities of one or more investment companies except to the extent permitted by the 1940 Act;

9. Write, purchase, or sell puts, calls, straddles, spreads, combinations thereof, or futures contracts or related options; and

10. Make loans of money, except that the Fund may (i) make loans of portfolio securities up to 25% of the Fund's total assets, (ii) invest in market instruments, debt securities, or other debt instruments, and (iii) invest in repurchase agreements.

The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1. Invest in securities of issuers that have a record of less than three years continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

2. Invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed-time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

3. Invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the Advisor who beneficially own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer's securities;

4. Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.) While the Fund has reserved the right to make short sales "against the box," the Advisor has no present intention of engaging in such transactions during the current fiscal year; and

5.   Purchase  foreign  securities  other than  those  traded on  domestic  U.S.
     exchanges.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.


                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.

The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

The Fund has adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. In accordance with these policies and procedures in executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions. The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker-dealer's execution and not on its sales efforts. The Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Fund may also enter into brokerage/service arrangements pursuant to which selected brokers executing portfolio transactions for the Fund may pay a portion of the Fund's operating expenses. For the fiscal year ended October 31, 2005, the Fund participated in commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund) with Instinet Corporation and BNY Brokerage Inc., both of New York, New York. These portions are then used to offset overall Fund expenses. During such year the firms received $351,980 and $130,299, respectively, in brokerage commissions from the Fund and paid $135,190 and $55,069, respectively, of the Fund's operating expenses. These oral arrangements are voluntary upon the part of the brokers and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Trustees have reviewed these programs to insure compliance with the Fund's policies and procedures. In addition, Trustees review the Fund's brokerage commissions quarterly to insure they are reasonable. There can be no assurance that these arrangements will continue in the future.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker, although the Advisor has not utilized such a broker since the Fund's inception. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC. In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended October 31, 2005, 2004, and 2003, the Fund paid brokerage commissions of $1,451,848, $680,176, and $137,865, respectively; none of which was paid to the Distributor. The increase in brokerage commissions paid for each of these periods from the prior period was primarily due to increased trading resulting from growth in the Fund's total assets.


                                 NET ASSET VALUE

The net asset value per share of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Subject to the provisions of the Trust's Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive. The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.

The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m., Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund's net asset value per share of the Fund is not calculated on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the Fund's net asset value per share of the Fund will not be determined.

The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's expenses for the fiscal year ended October 31, 2005. These arrangements have been reviewed by the Trustees, subject to the provisions and guidelines outlined in the securities laws and legal precedent of the United States. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

For the fiscal year ended October 31, 2005, the net expenses of the Fund (after expense reductions of $190,259 paid by brokers pursuant to brokerage/service arrangements with the Fund, waiver of $142,417 of investment advisory fees, and waiver of $126,805 of distribution and services fees) were $6,704,574 (1.35% of the average daily net assets of the Fund). For the fiscal year ended October 31, 2004, the net expenses of the Fund (after expense reductions of $148,337 paid by brokers pursuant to brokerage/service arrangements with the Fund, waiver of $39,574 of investment advisory fees, and waiver of $126,286 of distribution and services fees) were $2,554,293 (1.33% of the average daily net assets of the
Fund). For the fiscal year ended October 31, 2003, the net expenses of the Fund (after expense reductions of $31,400 paid by brokers pursuant to brokerage/service arrangements with the Fund, waiver of $40,095 of investment advisory fees, and waiver of $88,097 of distribution and services fees) were $460,654 (1.31% of the average daily net assets of the Fund). For the fiscal year ended October 31, 2002, the net expenses of the Fund (after expense reductions of $19,841 paid by brokers pursuant to brokerage/service arrangements with the Fund, waiver of $88,643 of investment advisory fees, and waiver of $25,819 of distribution and services fees) were $332,875 (1.23% of the average daily net assets of the Fund).


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Fund. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value. See "Investing in the Fund" in the Prospectus.

The purchase price of shares of the Fund is the net asset value next determined after the order is received, subject to the order being accepted by the Fund in good form. Net asset value is normally determined at the time regular trading closes on the NYSE on days the NYSE is open for regular trading (currently 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier), as described under "Net Asset Value" above. The Fund's net asset value is not calculated on business holidays when the NYSE is closed. An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day.

The Fund reserves the right in its sole discretion to: (i) suspend the offering of its shares, (ii) reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) reduce or waive the minimum for initial and subsequent investments under circumstances where certain economics can be achieved in sales of Fund shares.

Plan Under Rule 12b-1. The shareholders of the Fund and the Trustees have approved a Plan of Distribution ("Plan") for the Fund pursuant to Rule 12b-1 under the 1940 Act (see the "Investing in the Fund - Distribution of the Fund's Shares" section in the Fund's Prospectus). Under the Plan, the Fund may expend a percentage of the Fund's average net assets annually to finance any activity which is primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made. The current fees paid under the Plan are 0.25% of the average net assets of the Fund's shares. Such expenditures paid as service fees to any person who sells shares of the Fund may not exceed 0.25% of the average annual net asset value of such shares. Potential benefits of the Plan to the Fund include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

The Plan compensates the Distributor regardless of its expenses. All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms that receive payments under the Plan.

From  time to time  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

The Plan and the distribution agreement with the Distributor ("Distribution Agreement") have been approved by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Trustees in the same manner as specified above.

Each year, the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund. The Trustees have made such a determination for the current year of operations under the Plan. The Plan, the Distribution Agreement and any dealer agreement with any broker/dealers (each, a

"dealer agreement") may be terminated at any time without penalty by a majority of those Trustees who are not "interested persons" or, with respect to the Fund's shares, by a majority vote of the Fund's outstanding voting shares. Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved by a majority vote of the Fund's outstanding voting shares, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the Trustees including a majority of the noninterested Trustees of the Trust having no interest in the Plan. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Trustees for their review.

For the fiscal year ended October 31, 2005 fees under the Plan were $1,110,391 (after voluntary waivers of $126,805 by the Distributor) for which such payments were used as compensation to sales personnel, compensation to broker-dealers, compensation to underwriters, advertising, and servicing shareholder accounts. For the fiscal year ended October 31, 2004 fees under the Plan were $355,562 (after voluntary waivers of $126,286 by the Distributor) for which such payments were used as compensation to sales personnel, compensation to broker-dealers, compensation to underwriters, advertising, and servicing shareholder accounts. For the fiscal year ended October 31, 2003 the Distributor voluntarily waived all of the fees under the Plan in the amount of $88,097.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; or (iv) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "Investing in the Fund - Redeeming Your Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time, or to close a shareholder's account if the Fund is unable to verify the shareholder's identity.


                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts on October 2, 1992. The Trust's Amended and Restated Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Amended and Restated Declaration of Trust currently provides for the shares of three series, as follows: the Fund, The Chesapeake Growth Fund, and The Chesapeake Aggressive Growth Fund (collectively, the "Chesapeake Funds"), all managed by the Advisor. The shares of the Fund and The Chesapeake Aggressive Growth Fund are all of one class; the shares of The Chesapeake Growth Fund are divided into three classes (Institutional Shares, Super-Institutional Shares, and Class A Investor Shares). The number of shares of each series shall be unlimited. The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of holders cannot be modified by less than a majority vote.

When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable.

The Amended and Restated Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.


                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the fund's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gains tax rates. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

Each series of the Trust, including the Fund, will designate (i) any dividend of qualified dividend income as qualified dividend income; (ii) any tax-exempt dividend as an exempt-interest dividend; (iii) any distribution of long-term capital gains as a capital gain dividend; and (iv) any dividend eligible for the corporate dividends received deduction as such in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gains dividends received with respect to the shares.

If the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if they received it in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28% for 2006) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gains dividend to a non-U.S. shareholder.

The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder's cost and thus, in effect, result in a return of a part of the shareholder's investment.


                             MANAGEMENT OF THE FUND

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers. The Trustees are responsible for the management and supervision of the Fund. The Trustees set broad policies for the Fund and choose the Fund's officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The following chart shows information for each Trustee, including the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees") and the Trustee who is an "interested person" as defined in the 1940 Act ("Interested Trustee"), as well as each officer of the Trust. The address of each Trustee and officer, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27802.

------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------
                                                                                           Number of
                                                                                           Portfolios
                                                                                            in Fund
                          Position(s)   Length of                                           Complex
       Name, Age           held with      Time            Principal Occupation(s)           Overseen       Other Directorships
      and Address          Fund/Trust    Served             During Past 5 Years            by Trustee        Held by Trustee
------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------
                                                           Independent Trustees
------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------
Jack E. Brinson, 73       Trustee      Since 8/92  Retired;  previously,   President  of       3       Mr.  Brinson  serves  as an
                                                   Brinson   Investment  Co.   (personal               Independent  Trustee of the
                                                   investments)    and    President   of               following:  The  Nottingham
                                                   Brinson    Chevrolet,    Inc.   (auto               Investment Trust II for the
                                                   dealership).                                        six  series of that  trust;
                                                                                                       New  Providence  Investment
                                                                                                       Trust for the one series of
                                                                                                       that trust; Hillman Capital
                                                                                                       Management Investment Trust
                                                                                                       for the two  series of that
                                                                                                       trust;         MurphyMorris
                                                                                                       Investment  Trust  for  the
                                                                                                       one  series of that  trust;
                                                                                                       The   Piedmont   Investment
                                                                                                       Trust for the one series of
                                                                                                       that   trust;   and  Tilson
                                                                                                       Investment  Trust  for  the
                                                                                                       two  series  of that  trust
                                                                                                       (all registered  investment
                                                                                                       companies)
------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------
Theo H. Pitt, Jr., 69     Trustee       Since 4/02  Senior     Partner    of    Community       3      Mr.   Pitt   serves  as  an
                                                    Financial   Institutions   Consulting              Independent  Trustee of the
                                                    since 1997; Account  Administrator of              following:  Hillman Capital
                                                    Holden  Wealth  Management  Group  of              Management  Investment  for
                                                    Wachovia       Securities      (money              the  two   series  of  that
                                                    management   firm)  since  September,              Trust;         MurphyMorris
                                                    2003.                                              Investment  Trust  for  the
                                                                                                       one  series of that  trust;
                                                                                                       The   Piedmont   Investment
                                                                                                       Trust for the one series of
                                                                                                       that   trust;   and  Tilson
                                                                                                       Investment  Trust  for  the
                                                                                                       two  series  of that  trust
                                                                                                       (all registered  investment
                                                                                                       companies)
------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------

                                                                       12

------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------
                                                            Interested Trustee*
------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------
W. Whitfield Gardner, 43  Chairman and  Since 6/96  Managing    Partner   and   Portfolio       3                 None
Chief Executive Officer   Chief                     Manager   of  Gardner   Lewis   Asset
The Chesapeake Funds      Executive                 Management, L.P (Advisor).
285 Wilmington-West       Officer
Chester Pike              (Principal
Chadds Ford,              Executive
Pennsylvania 19317        Officer)
------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------
*Basis of Interestedness.  W. Whitfield  Gardner  is an  Interested Trustee because he is an officer and principal owner of Gardner
 Lewis Asset Management L.P., the Fund's investment advisor.
------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------
                                                                 Officers
------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------
John L. Lewis, IV, 42     President     Since       Partner  and  Portfolio   Manager  of     n/a                  n/a
The Chesapeake Funds                    12/93       Gardner Lewis Asset Management, L.P.
285 Wilmington-West
Chester Pike
Chadds Ford,
Pennsylvania 19317
------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------
Tracey L. Hendricks, 38*  Assistant     Assistant   Vice     President    of    Financial     n/a                  n/a
                          Secretary     Secretary   Reporting,  Tax, Internal, Audit, and
                          and           since       Compliance    of    The    Nottingham
                          Treasurer     12/04;      Company  (Administrator  to the Fund)
                          (Principal    Treasurer   since    2004;    previously,    Vice
                          Financial     since       President of Special  Projects of The
                          Officer)      12/04       Nottingham   Company  from  2001  and
                                                    Manager of Fund Accounting from 1994.
------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------
Judy B. Werner, 43        Chief         Since 1/05  Chief  Compliance  Officer of Gardner     n/a                  n/a
The Chesapeake Funds      Compliance                Lewis Asset  Management,  L.P.  since
285 Wilmington-West       Officer                   January 2005; previously,  Compliance
Chester Pike                                        Officer/Manager Client Services.
Chadds Ford,
Pennsylvania 19317
------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------
Julian G. Winters, 37*    Secretary     Secretary   Vice      President,       Compliance     n/a                  n/a
                          and           since       Administration   of  The   Nottingham
                          Assistant     12/04;      Company since 1998.
                          Treasurer     Assistant
                                        Treasurer
                                        since
                                        12/02
------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------
William  D.  Zantzinger,  Vice          Vice        Partner  and  Manager  of  Trading of     n/a                  n/a
44                        President     President   Gardner Lewis Asset Management, L.P.
The Chesapeake Funds                    since
285 Wilmington-West                     12/93
Chester Pike
Chadds  Ford,
Pennsylvania 19317
------------------------ ------------- ----------- -------------------------------------- ------------ -----------------------------

* Ms. Hendricks and Mr. Winters are sister-in-law and brother-in-law.

Trustee Standing Committees. The Trustees have established the following standing committees:

     Audit Committee: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund's financial statements, and interacts with the

     Fund's  independent  auditors  on  behalf  of all the  Trustees.  The Audit
     Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met three times during the Fund's last fiscal year.

     Nominating Committee: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of independent trustees is in the sole discretion of the Nominating Committee. The Nominating Committee meets only as necessary and did not meet during the Fund's last fiscal year. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

     Proxy Voting Committee: The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Trustees or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust's Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Advisor, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Fund's last fiscal year.

     Qualified Legal Compliance Committee: The Independent Trustees are the current members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents. The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund's last fiscal year.

     Beneficial Equity Ownership Information. The table below shows for each Trustee the amount of Fund equity securities beneficially owned by each Trustee and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2005 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000;
     D = $50,001-$100,000; and E = over $100,000.

------------------------------------- ---------------------------------- ----------------------------------
                                                                          Aggregate Dollar Range of Equity
                                                                           Securities in All Registered
                                           Dollar Range of Equity          Investment Companies Overseen
                                                 Securities                   By Trustee in Family of
           Name of Trustee                       in the Fund                   Investment Companies*
------------------------------------- ---------------------------------- ----------------------------------
                                           Independent Trustees
------------------------------------- ---------------------------------- ----------------------------------
Jack E. Brinson                                       A                                  B
------------------------------------- ---------------------------------- ----------------------------------
Theo H. Pitt, Jr.                                     A                                  A
------------------------------------- ---------------------------------- ----------------------------------
                                            Interested Trustee
------------------------------------- ---------------------------------- ----------------------------------
W. Whitfield Gardner                                  E                                  E
------------------------------------- ---------------------------------- ----------------------------------

    * Includes the three funds of the Trust.

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2005, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives an annual fee of $10,000 each year, plus $400 per series of the Trust per meeting attended in person or $150 per series of the Trust per meeting attended by telephone. Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following compensation table for the Trustees is based on figures for the fiscal year ended October 31, 2005.*

------------------------------------ -------------------- --------------------- -------------------- ---------------------
                                                               Pension or                                   Total
                                                               Retirement                                Compensation
                                           Aggregate        Benefits Accrued     Estimated Annual      from the Fund and
             Name of                     Compensation       As Part of  Fund       Benefits Upon        Trust Paid to
         Person, Position               from   the Fund           Expenses          Retirement            Trustees**
------------------------------------ -------------------- --------------------- -------------------- ---------------------
                                                      Independent Trustees
------------------------------------ -------------------- --------------------- -------------------- ---------------------
Jack E. Brinson, Trustee                   $3,350                 None                 None                $10,050
------------------------------------ -------------------- --------------------- -------------------- ---------------------
Theo H. Pitt, Jr., Trustee                 $3,350                 None                 None                $10,050
------------------------------------ -------------------- --------------------- -------------------- ---------------------
                                                       Interested Trustee
------------------------------------ -------------------- --------------------- -------------------- ---------------------
W. Whitfield Gardner, Trustee               None                  None                 None                  None
------------------------------------ -------------------- --------------------- -------------------- ---------------------

  * For the fiscal year ended October 31, 2005, each Trustee who is not an "interested person" of the Trust received an annual fee of $7,500, plus $400 per series of the Trust per meeting attended in person and $150 per series of the Trust per meeting attended by telephone. Beginning January 1, 2006, the annual fee increased from $7,5000 per year to $10,000 per year.
** Each of the Trustees serves as a Trustee to the three funds of the Trust, including the Fund.

Code of Ethics. The Trust and the Advisor each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to this code). There can be no assurance that the codes will be effective in preventing such activities.

Proxy Voting Policies. The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Trustees. A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

No later than August 31 of each year, the Fund must file Form N-PX with the SEC. Form N-PX states how an investment company voted proxies for the prior twelve-month period ended June 30. The Fund's proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by the calling the Fund at 1-800-430-3863. This information is also available on the SEC's website at http://www.sec.gov.

Principal Holders of Voting Securities. As of February 14, 2006, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of February 14, 2006.

   Name and Address of                           Amount and Nature of
     Beneficial Owner                             Beneficial Ownership                Percent
     ----------------                             --------------------                -------

  Charles Schwab & Co. Inc.                      20,495,863.079 Shares                49.60%*
  Attn:  Mutual Funds Dept
  101 Montgomery Street
  San Francisco, California 94104



                                       15

  Merrill Lynch, Pierce, Fenner & Smith, Inc.     4,710,796.994 Shares                11.40%
  For the sole benefit of its customers
  4800 Deer Lake Drive East
  Jacksonville, Florida 32246

  * Pursuant to applicable SEC regulations, this shareholder is deemed to control the Fund. This is an omnibus account holding shares for certain investors investing in the Fund through Charles Schwab & Co. Inc.

Investment Advisor. Information about the Advisor and its duties and compensation as advisor to the Fund is contained in the Prospectus. The Advisor supervises the Fund's investments pursuant to the Advisory Agreement. The Advisory Agreement is currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Fund (as approved by the Trustees or by vote of a majority of the Fund's outstanding voting securities) or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The portfolio managers for the Fund are W. Whitfield Gardner and John L. Lewis, IV. Both are principals and control persons of the Advisor by ownership. W. Whitfield Gardner, John L. Lewis, IV and William D. Zantzinger, Vice President of the Fund, are affiliated persons of the Fund and the Advisor.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Advisor is entitled to a monthly management fee equal to an annual rate of 1.00% of the average daily net asset value of the Fund. For the fiscal year ended October 31, 2005, the Advisor received its fee in the amount of $4,806,365 after voluntarily waiving a portion of its fee in the amount of $142,417. For the fiscal year ended October 31, 2004, the Advisor received its fee in the amount of $1,887,816 after voluntarily waiving a portion of its fee in the amount of $39,574. For the fiscal year ended October 31, 2003, the Advisor received its fee in the amount of $312,294 after voluntarily waiving a portion of its fee in the amount of $40,095.

Portfolio Managers

     Compensation. The portfolio managers are principals of the Advisor and their compensation varies with the general success of the Advisor as a firm. Each portfolio manager's compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of the Advisor for the given time period. The portfolio managers' compensation is not linked to any specific factors, such as the Fund's performance or asset level.

     Ownership of Fund Shares. The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of the end of the Fund's fiscal year ended October 31, 2005 stated as one of the following ranges:
A =  None;  B =  $1-$10,000;  C =  $10,001-$50,000;  D =  $50,001-$100,000;  E =
$100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

   ----------------------------------- --------------------------------
                                              Dollar Range of
                 Name of                     Equity Securities
            Portfolio Manager                    in the Fund
   ----------------------------------- --------------------------------
          W. Whitfield Gardner                        G
   ----------------------------------- --------------------------------
           John L. Lewis, IV                          F
   ----------------------------------- --------------------------------

     Other Accounts. In addition to the Fund, the portfolio managers (working as a team) are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of the end of the Fund's fiscal year ended October 31, 2005.

----------------------------- -------------------------------- -------------------------------- --------------------------------
            Name                   Registered Investment           Other Pooled Investment
                                         Companies*                     Vehicles                        Other Accounts
                                         ----------                     --------                        --------------
                                Number of                         Number of                        Number of
                                 Accounts        Total Assets      Accounts      Total Assets       Accounts     Total Assets
----------------------------- --------------- ---------------- --------------- ---------------- --------------- ----------------
W. Whitfield Gardner & John         6          $746,000,000          5          $185,000,000         1288       $3,552,000,000
L. Lewis, IV
----------------------------- --------------- ---------------- --------------- ---------------- --------------- ----------------
Accounts where advisory fee         0               $0               4          $183,000,000          8          $238,000,000
is based upon account
performance
----------------------------- --------------- ---------------- --------------- ---------------- --------------- ----------------

* Includes the three funds of the Trust.

     Conflicts of Interests. Mr. Gardner's and Mr. Lewis's management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include foundation, endowment, corporate pension, mutual fund and other pooled investment vehicles (collectively, the "Other Accounts"). The Other Accounts might have similar investment objectives as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, the Advisor does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Advisor believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

     Knowledge of the Timing and Size of Fund Trades: A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, because the Fund seeks to track its benchmark based on published information about the benchmark index, much of this information is publicly available. Moreover, the Advisor has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

     Investment Opportunities: The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. For some of these investment strategies, the Advisor may be compensated based on the profitability of the account. These incentive compensation structures may create a conflict of interest for the Advisor with regard to other client accounts where the Advisor is paid based on a percentage of assets in that the Advisor may have an incentive to allocate the investment opportunities that it believes might be the most profitable to the client accounts where they might share in investment gains. The Advisor has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate to the various investment strategies based on the firm's investment strategy guidelines and individual client investment guidelines. When an investment opportunity is deemed appropriate for more than one strategy, allocations are generally made on a pro-rata basis.

Fund Accountant and Administrator. The Trust has entered into an Amended and Restated Fund Accounting and Compliance Administration Agreement with The Nottingham Management Company d/b/a The Nottingham Company ("Administrator"), a North Carolina corporation, whose address is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.

Compensation of the Administrator is based on a fund administration fee at the annual rate of 0.075% of the average daily net assets of the Fund, plus an annual fee of $12,500 per class of shares. In addition, the Administrator receives a base monthly fund accounting fee of $2,250 for each class of shares and an annual asset based fee of 0.01% of the net assets of the Fund for fund accounting and recordkeeping services. The Administrator will also receive the following to procure and pay the custodian for the Trust: 0.020% on the first

$100 million of the Fund's net assets and 0.009% on all assets over $100 million plus transaction fees with a minimum annual fee of $4,800 ($400 per month). The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. For services to the Fund for the fiscal years ended October 31, 2005, 2004, and 2003, the Administrator received $371,159, $144,554, and $26,429, respectively, in fund administration fees. For the same years, the Administrator received fund accounting fees of $76,488, $46,274, and $30,524, respectively.

The Administrator performs the following services for the Fund: (i) procures on behalf of, and coordinates with, the custodian and monitors the services it provides to the Fund; (ii) coordinates with and monitors any other third parties furnishing services to the Fund; (iii) provides the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (iv) assists or supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (v) assists the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law; (vi) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (vii) assists in the preparation of, and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the custodian to issue checks in payment thereof; and (ix) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

Transfer Agent. The Trust has also entered into a Dividend Disbursing and Transfer Agent Agreement with North Carolina Shareholder Services, LLC d/b/a NC Shareholder Services, LLC ("Transfer Agent"), a North Carolina limited liability company, 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. For its services, the Transfer Agent receives a shareholder servicing fee of $15 per shareholder per year, with a minimum fee of $1,500 per month per fund and a minimum fee of $750 per month for each additional class of shares. For the fiscal years ended October 31, 2005, 2004, and 2003, the Transfer Agent received $44,644, $19,636, and $18,000, respectively, in such shareholder servicing fees.

Distributor. Capital Investment Group, Inc. ("Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to the Distribution Agreement approved by the Trustees.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60-days' prior written notice to the other party.

Custodian. Wachovia Bank, N.A., successor by merger to First Union National Bank ("Custodian"), 123 South Broad Street, Institutional Custody-PA4942, Philadelphia, Pennsylvania 19109, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Administrator a fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

Compliance Services Administrator. The Trust has entered into a compliance services arrangement with Nottingham Compliance Services, LLC ("NCS"), 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, in which NCS, an affiliate of the Administrator, will assist the Trust's Chief Compliance Officer in preparing and updating the Trust's compliance manual, and in monitoring and testing compliance with the policies and procedures under the Trust's compliance manual.

Independent Registered Public Accounting Firm. Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania 19102-1732, serves as the independent registered public accounting firm for the Fund, audits the annual financial statements of the Fund, prepares the Fund's federal and state tax returns, and consults with the Fund on matters of accounting and federal and state income taxation. A copy of the most recent annual report of the Fund will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal Counsel. Parker, Poe, Adams & Bernstein L.L.P., Charlotte, North Carolina, serves as legal counsel to the Trust and the Fund.


                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are generally not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $25,000 or more may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $250 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redeeming Your Shares - Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-430-3863, or by writing to:

                         The Chesapeake Core Growth Fund
                           c/o NC Shareholder Services
                            116 South Franklin Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Purchase and Redemption Price - Determining the Fund's Net Asset Value" in the Prospectus.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectus under the heading "Redeeming Your Shares - Signature Guarantees"); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest. Under the Fund's policy, the Fund and Advisor generally will not disclose the Fund's portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Fund and Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Fund will make available to the public a complete schedule of the Fund's portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Fund's fiscal quarter end and will remain available until the next fiscal quarter's portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-800-430-3863. The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Fund's Form N-CSR and Form N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR. The officers of the Fund and/or Advisor may, from time to time, provide additional portfolio holdings information, including lists of the ten largest holdings and the complete portfolio holdings as of the end of each calendar quarter. The Fund will generally make this information available to the public on its website at http://www.chesapeakefunds.com within thirty days of the end of the calendar quarter and such information will remain available until new information for the next calendar quarter is posted. The Fund may also send this information to shareholders of the Fund and to mutual fund analysts and rating and trading entities; provided that the Fund will not send this information to shareholders of the Fund or analysts or rating and/or trading entities until one day after such information has been publicly disclosed on the Fund's website.

The Fund and/or Advisor may share non-public portfolio holdings information with the Fund's service providers that require such information for legitimate business and Fund oversight purposes, such as the Fund's fund accountant and administrator, transfer agent, distributor, custodian, compliance services administrator, independent registered public accounting firm and legal counsel as identified in the Fund's Prospectus and SAI, Morgan Stanley & Co. Incorporated, with whom the Fund may potentially enter into securities lending transactions, and V.G. Reed & Sons, PrintGrafix (a division of Sunbelt Graphic Systems, Inc.) and Riverside Printing, Inc., financial printers the Fund may engage for, among other things, the printing and/or distribution of regulatory and compliance documents. The Fund and/or Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Fund's service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential.

The Fund currently does not provide non-public portfolio holdings information to any other third parties. In the future, the Fund may elect to disclose such information to other third parties if the officers of the Fund and/or Advisor determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund's portfolio holdings information.

The Fund's policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Advisor and Administrator are required to report to the Trustees any known disclosure of the Fund's portfolio holdings to unauthorized third parties. The Fund has not entered (and does not intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.


                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in the Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Fund's contracts. Performance figures will be given for the recent one-year, five-year, and ten-year periods or for the life of the Fund if it has not been in existence for any such periods, and any other periods as may be required under applicable law or regulation. When considering average annual total return figures for periods longer than one year, it is important to note that the annual total return for the Fund for any given year might have been greater or less than its average for the entire period.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                 P(1+T)^n = ERV

Where    P = a hypothetical  initial  payment of $1,000
         T = average annual total return
         n = number of years
         ERV = Ending  Redeemable  Value of a  hypothetical  initial  payment of
               $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                 P(1+T)^n = ATVD

Where    P = a hypothetical  initial  payment of $1,000
         T = average annual total return (after taxes on distributions) n = number of years
         ATVd = Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                P(1+T)^n = ATVdr

Where    P = a hypothetical initial payment of $1,000
         T = average  annual total  return  (after  taxes on  distributions  and redemptions)
         n = number of years
         ATVDR = Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions and redemption

The calculation of average annual total return and aggregate total return assumes an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

The Fund may also compute the "cumulative total return" of the Fund, which represents the total change in value of an investment in the Fund for a specified period (again reflecting changes in Fund share prices and assuming reinvestment of Fund distributions). Cumulative total return is calculated in a similar manner as average annual total return, except that the return is aggregated, rather than annualized. The Fund may also compute average annual total return and cumulative total return after taxes on distributions and after taxes on distributions and redemption, which are calculated in a similar manner after adjustments for taxes on distributions and taxes on distributions and redemption.

The calculations of average annual total return and cumulative total return after taxes on fund distributions and redemption assume there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions and redemption is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations and subtracting of capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

The performance quotations below (before and after taxes) should not be considered representative of the Fund's performance for any specified period in the future and after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan.

The average annual returns before taxes on distributions of the Fund for the one-year and five-year periods ended October 31, 2005 and the period since September 29, 1997, date of commencement of operations of the Fund
("Inception"),  through  October  31,  2005  were  9.54%,  (1.02)%,  and  9.41%, respectively. The cumulative total return before taxes on distributions of the Fund since Inception through October 31, 2005 was 107.12%. The average annual returns after taxes on distributions of the Fund for the one-year and five-year periods ended October 31, 2005 and the period since Inception through October 31, 2005 were 9.54%, (1.77)%, and 8.52%, respectively. The cumulative total return after taxes on distributions of the Fund since Inception through October 31, 2005 was 93.83%. The average annual returns after taxes on distributions and sale of shares of the Fund for the one-year and five-year periods ended October 31, 2005 and the period since Inception through October 31, 2005 were 6.20%, (1.27)%, and 7.78%, respectively. The cumulative total return after taxes on distributions and sale of shares of the Fund since Inception through October 31, 2005 was 83.37%.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Total Return Index and the NASDAQ Industrials Index, which are generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the U.S. securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

     o Lipper Analytical Services, Inc. which ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

     o Morningstar, Inc., an independent rating service, which is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.


                              FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended October 31, 2005, including the financial highlights appearing in the Fund's Annual Report to shareholders, are incorporated by reference and made a part of this document.

                       APPENDIX A - DESCRIPTION OF RATINGS

The various ratings used by the nationally recognized securities rating services are described below. A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR'S(R) RATINGS SERVICES. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

     AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

     AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY'S INVESTOR SERVICE, INC. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:

     Aaa - Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     Aa - Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A - Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

     Baa - Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

     P-1 -Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

     NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term  ratings enhanced
by  the  senior-most   long-term   rating  of  the  issuer,   its  guarantor  or
support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings - There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

     MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings - In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

     VMIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 2 - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 3 - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     SG - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch, Inc. ("Fitch"):

Long-Term Ratings.

     AAA - Highest credit quality. The rating AAA denotes that the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA - Very high credit quality. The rating AA denotes a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A - High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

     BBB - Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, D and D indicate a default has occurred.

Short-Term Ratings.

     F1 - Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

     F2 - Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

     F3 - Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B - Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C and D by Fitch are considered by the Advisor to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings "AAA" category or to the categories below "CCC," nor to short-term ratings other than "F1." The suffix "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

                       APPENDIX B - PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)  the Trust's Proxy Voting and Disclosure Policy and
(2) the Advisor's Proxy Voting and Disclosure Policy, including a detailed description of the Advisor's specific proxy voting guidelines.

                         GARDNER LEWIS INVESTMENT TRUST

                       PROXY VOTING AND DISCLOSURE POLICY


I.   Introduction

     Effective April 14, 2003, the Securities and Exchange Commission ("SEC") adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 ("Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

     The IC Amendments require that the Gardner Lewis Investment Trust ("Trust") and each of its series of shares, The Chesapeake Aggressive Growth Fund, The Chesapeake Growth Fund and The Chesapeake Core Growth Fund (individually "Fund" and collectively "Funds"), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

     This Proxy Voting and Disclosure Policy ("Policy") is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund's proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.


II.  Specific Proxy Voting Policies and Procedures

     A.   General

     The Trust's Board of Trustees ("Board") believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds' shareholders.

     B.   Delegation to Fund's Advisor

     The Board believes that Gardner Lewis Asset Management L.P. ("Advisor"), as the Funds' investment Advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

          (i)  to make the proxy voting decisions for each Fund; and
          (ii) to assist each Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

     The Board, including a majority of the independent trustees of the Board, must approve the Advisor's Proxy Voting and Disclosure Policy ("Advisor's Voting Policy") as it relates to each Fund. The Board must also approve any material changes to the Advisor's Voting Policy no later than four (4) months after adoption by the Advisor.

     C.   Conflicts

     In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund's shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor's Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust's Proxy Voting Committee (as defined below). In addition, provided the Advisor is not affiliated with a Fund's principal underwriter or an affiliated person of the principal underwriter and neither the Fund's principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund's shareholders and the Fund's principal underwriter or affiliated person of the principal underwriter.


III. Fund Disclosure

     A. Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

     Beginning with a Fund's next annual update to its Statement of Additional Information ("SAI") on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders. The Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund's website, if applicable, and by reviewing filings available on the SEC's website at http://www.sec.gov. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

     B.   Disclosure of the Fund's Complete Proxy Voting Record

     In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

     Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

          (i)  The name of the issuer of the portfolio security;
          (ii) The  exchange  ticker  symbol  of  the  portfolio   security  (if
               available through reasonably practicable means);
          (iii)The  Council  on  Uniform  Security  Identification   Procedures
               ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
          (iv) The shareholder meeting date;
          (v)  A brief identification of the matter voted on;
          (vi) Whether the matter was proposed by the issuer or by a security holder;
          (vii)Whether the Fund cast its vote on the matter;
         (viii)How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
          (ix) Whether the Fund cast its vote for or against management.

     Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

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

     Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund's website at a specified Internet address; and (2) on the SEC's website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.


IV.  Recordkeeping

     The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

          (i)  A copy of this Policy;
          (ii) Proxy statements received regarding each Fund's securities;
          (iii)Records of votes cast on behalf of each Fund; and
          (iv) A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

     The foregoing records may be kept as part of the Advisor's records.

     A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund's Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.


V.   Proxy Voting Committee

     A.   General

     The proxy voting committee of the Trust ("Proxy Voting Committee") shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand.

     B.   Powers and Methods of Operation

     The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.  Other

     This Policy may be amended, from time to time, as determined by the Board.


Adopted as of this 1st day of July, 2003.

                         GARDNER LEWIS ASSET MANAGEMENT

                               PROXY VOTING POLICY


It is the intent of Gardner Lewis Asset Management ("Gardner Lewis") to vote proxies in the best interests of the firm's clients. In order to facilitate this proxy voting process, Gardner Lewis receives proxy voting and corporate governance advice from Institutional Shareholder Services ("ISS") to assist in the due diligence process related to making appropriate proxy voting decisions related to client accounts. Corporate actions are monitored by Gardner Lewis' operations and research staff through information received from ISS regarding upcoming issues.

Clients with separately managed accounts may request a copy of this policy or how proxies relating to their securities were voted by contacting the advisor directly. Investors in the Chesapeake Family of Funds (individually "Fund" or collectively "Funds") may request a copy of this policy or the Fund's proxy voting record upon request, without charge, by calling the Fund at 1-800-430-3863, by reviewing the Fund's website, if applicable, or by reviewing filings available on the SEC's website at http://www.sec.gov.


I.   INSTITUTIONAL SHAREHOLDER SERVICES (ISS)

ISS is an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. Gardner Lewis utilizes the ISS Standard Policy. These services, provided to Gardner Lewis, include in-depth research, analysis, and voting recommendations. In the vast majority of circumstances proxy issues are voted in accordance with ISS recommendations.

Gardner Lewis has also appointed a group of senior level employees to act as a Proxy Committee ("Proxy Committee"). In those circumstances where the Portfolio Manager or Analyst who covers a security for Gardner Lewis determines that they wish to vote contrary to ISS's recommendations, the Proxy Committee reviews the issue and makes the final decision regarding how shares will be voted. In evaluating issues, the Proxy Committee may consider information from ISS, the Analyst/Portfolio Manager, the management of the subject company, and shareholder groups.


II.  CONFLICTS OF INTEREST

As stated above, the Proxy Committee reviews all of those issues where Gardner Lewis' internal research staff believes that proxies should be voted contrary to ISS guidelines. The Proxy Committee's review is intended to determine if a material conflict of interest exists that should be considered in the vote decision. The Proxy Committee examines business, personal and familial relationships with the subject company and/or interested parties. If a conflict of interest is believed to exist, the Proxy Committee will direct that the proxy issue must be voted with ISS's recommendation. In the event ISS is unable to make a recommendation on a proxy vote regarding an investment held by a Fund, the Proxy Committee will defer the decision to the Fund's Proxy Voting Committee, which is made up of independent trustees. Decisions made by the Fund's Proxy Voting Committee will be used to vote proxies for other Gardner Lewis clients holding the same security. For securities not held by a Fund, if ISS is unable to make a recommendation then Gardner Lewis's internal Proxy Committee will direct the voting of such shares.


III. VOTING PROCEDURES

The physical voting process and recordkeeping of votes is carried out by Gardner Lewis Operations Staff at both the broader company and individual account levels through the Automatic Data Processing, Inc. (ADP) Proxy Edge System.

Gardner Lewis votes most proxies for clients where voting authority has been given to the advisor by the client. However, in some circumstances the advisor may decide not to vote some proxies if they determine that voting such proxies is not in the client's best interests. For example: the advisor may choose not to vote routine matters if shares would need to be recalled in a stock loan program. Gardner Lewis will not vote

     1) when the shares are sold after the record date but before the meeting date,

     2) proxies for legacy securities held in a new client account previously managed by another manager that the advisor intends to sell,
     3) proxies for securities held in an unsupervised portion of a client's account,
     4) proxies that are subject to blocking restrictions, proxies that require the advisor to travel overseas in order to vote, or
     5)   proxies that are written in a language other than English.


IV.  RECORD RETENTION

Gardner Lewis retains records relating to:

     1)   Proxy voting policies and procedures
     2) Proxy statements received for client securities (The advisor may rely on filings made on Edgar or its voting service to maintain this record)
     3)   Records of votes cast on behalf of clients
     4)   Records of client requests for proxy voting info
     5) Documents prepared by the advisor that were material to making a proxy voting decision or memorialized the basis for the decisions.

All such records will be maintained as required by applicable laws and regulations.


V.   VOTING GUIDELINES

Attached is the current ISS Proxy Voting Guidelines Summary that provides general voting parameters on various types of issues when there are no extenuating circumstances. As discussed above, in the vast majority of circumstances proxy issues will be voted in accordance with ISS recommendations.

Gardner Lewis reserves the right to amend and revise this policy without notice at any time.


This policy is dated January 1, 2006.

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1.   Operational Items
----------------------

Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name
Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent,
     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or
     o    Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if: Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees.

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services. Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business
Vote AGAINST proposals to approve other business when it appears as voting item.

2.   Board of Directors
-----------------------

Voting on Director Nominees in Uncontested Elections
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:
     o    Composition of the board and key board committees;
     o    Attendance at board and committee meetings;
     o    Corporate governance provisions and takeover activity;
     o    Disclosures under Section 404 of Sarbanes-Oxley Act;
     o    Long-term company performance relative to a market and peer index;
     o    Extent of the director's investment in the company;
     o    Existence of related party transactions;

     o    Whether the chairman is also serving as CEO;
     o    Whether a retired CEO sits on the board;
     o    Number of outside boards at which a director serves.

WITHHOLD from individual directors who:
     o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
     o    Sit on more than six public company boards;
     o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:
     o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
     o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;
     o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
     o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
     o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
     o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
     o A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
     o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
     o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
     o    The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:
     o The non -audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors);
     o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:
     o There is a negative correlation between chief executive pay and company performance (see discussion under Equity Compensation Plans);
     o The company fails to submit one-time transfers of stock options to a shareholder vote;
     o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
     o The company has poor compensation practices, which include, but are not limited to:
          - Egregious employment contracts including excessive severance provisions;
          -    Excessive perks that dominate compensation;
          -    Huge bonus payouts without justifiable performance linkage;
          - Performance metrics that are changed during the performance period;
          -    Egregious SERP (Supplemental Executive Retirement Plans) payouts;
          -    New CEO with overly generous new hire package;
          -    Internal pay disparity;
          - Other excessive compensation payouts or poor pay practices at the company.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

2006 Classification of Directors


================================================================================
Inside Director (I)
     o    Employee of the company or one of its affiliates; ^1
     o Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);
     o    Listed as a Section 16 officer; ^2
     o    Current interim CEO;
     o Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

Affiliated Outside Director (AO)
     o    Board attestation that an outside director is not independent;
     o    Former CEO of the company;
     o    Former CEO of an acquired company within the past five years;
     o Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;^3
     o Former executive of the company, an affiliate or an acquired firm within the past five years;
     o Executive of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;
     o Executive, former executive, general or limited partner of a joint venture or partnership with the company;
     o    Relative ^4 of a current employee of company or its affiliates;
     o Relative ^4 of former executive, including CEO, of company or its affiliate within the last five years;
     o Currently provides (or a relative provides) professional services directly to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates;
     o Employed by (or a relative is employed by) a significant customer or supplier;^5
     o Has (or a relative has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; ^5
     o Any material financial tie or other related party transactional relationship to the company;
     o Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;
     o Has (or a relative has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; ^6
     o    Founder ^7 of the company but not currently an employee;
     o Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments^5 from the company or its affiliates.^1

Independent Outside Director (IO)
     o    No material ^8 connection to the company other than a board seat.

--------------------------------------------------------------------------------
Footnotes:
^1 "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.
^2 "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).
^3 ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.
^4 "Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director's home.
^5 If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).
^6 Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).
^7 The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.
^8 For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.
================================================================================

Age Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board
Vote  AGAINST  proposals  to classify  the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting
Generally  vote  AGAINST  proposals  to  eliminate   cumulative   voting.   Vote
CASE-BY-CASE if the company has in place one of the three corporate governance structures that are listed below.

Vote CASE-BY-CASE on proposals to restore or permit cumulative voting. If one of these three structures is present, vote AGAINST the proposal:
     o    the presence of a majority threshold voting standard;
     o a proxy access provision in the company's bylaws or governance documents; or
     o a counterbalancing governance structure coupled with acceptable relative performance.

The counterbalancing governance structure coupled with acceptable relative performance should include all of the following:
     o    Annually elected board;
     o    Two-thirds of the board composed of independent directors;
     o    Nominating committee composed solely of independent directors;
     o Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;
     o Ability of shareholders to call special meetings or act by written consent with 90 days' notice;
     o    Absence of superior voting rights for one or more classes of stock;
     o Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;
     o The company has not under-performed its peers and index on a one-year and three-year basis, unless there has been a change in the CEO position within the last three years;
     o No director received WITHHOLD votes of 35% or more of the votes cast in the previous election.

Director and Officer Indemnification and Liability Protection
Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
     o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and
     o    If only the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
     o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:
          - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
          -    Serves  as  liaison  between  the  chairman  and the  independent directors,
          -    Approves information sent to the board,
          -    Approves meeting agendas for the board,
          - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
          -    Has the authority to call meetings of the independent directors,
          -    If requested by major shareholders,  ensures that he is available
               for   consultation   and  direct   communication;
     o    Two-thirds independent board;
     o    All-independent key committees;
     o    Established governance guidelines;
     o    The company does not under-perform its peers.

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals
Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Consider voting AGAINST the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Policies should address the specific circumstances at each company. At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:
     o Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;
     o The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;
     o The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;
     o An outline of a range of remedies that can be considered concerning the nominee needs to be in the policy (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);
     o The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe in which the decision will be disclosed and a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why this alternative to a full majority threshold voting standard is the best structure at this time for demonstrating accountability to shareholders. Also evaluate the company's history of accountability to shareholders in its governance structure and in its actions. In particular, a classified board structure or a history of ignoring

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

majority supported shareholder proposals will be considered at a company which receives a shareholder proposal requesting the elimination of plurality voting in favor of majority threshold for electing directors.

Office of the Board
Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:
     o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
     o Effectively disclosed information with respect to this structure to its shareholders;
     o Company has not ignored majority supported shareholder proposals or a majority WITHHOLD on a director nominee; and
     o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Open Access
Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (http://www.sec.gov/rules/proposed/34-48626.htm) or ISS' comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

Stock Ownership Requirements
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

3.   Proxy Contests
-------------------

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
     o Long-term financial performance of the target company relative to its industry;
     o    Management's track record;
     o    Background to the proxy contest;
     o    Qualifications of director nominees (both slates);
     o Strategic plan of dissident slate and quality of critique against management;
     o Likelihood that the proposed goals and objectives can be achieved (both slates);
     o    Stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.


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4.   Antitakeover Defenses and Voting Related Issues
----------------------------------------------------

Advance Notice Requirements for Shareholder Proposals/Nominations
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
     o    Shareholders have approved the adoption of the plan; or
     o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
     o    No lower than a 20% trigger, flip-in or flip-over;
     o    A term of no more than three years;
     o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
     o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5.   Mergers and Corporate Restructurings
-----------------------------------------

Overall Approach
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

     o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

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

     o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

     o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

     o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Appraisal Rights
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
     o    Purchase price;
     o    Fairness opinion;
     o    Financial and strategic benefits;
     o    How the deal was negotiated;
     o    Conflicts of interest;
     o    Other alternatives for the business;
     o    Non-completion risk.

Asset Sales
Vote CASE-BY-CASE on asset sales, considering the following factors:
     o    Impact on the balance sheet/working capital;
     o    Potential elimination of diseconomies;
     o    Anticipated financial and operating benefits;
     o    Anticipated use of funds;
     o    Value received for the asset;
     o    Fairness opinion;
     o    How the deal was negotiated;
     o    Conflicts of interest.

Bundled Proposals
Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities
Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:
     o    Dilution to existing shareholders' position;

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

     o    Terms of the offer;
     o    Financial issues;
     o    Management's efforts to pursue other alternatives;
     o    Control issues;
     o    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company
Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:
     o    The reasons for the change;
     o    Any financial or tax benefits;
     o    Regulatory benefits;
     o    Increases in capital structure;
     o    Changes to the articles of incorporation or bylaws of the company.
     o Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
     o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");
     o    Adverse changes in shareholder rights.

Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)
Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.
Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:
     o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
     o    Cash-out value;
     o Whether the interests of continuing and cashed-out shareholders are balanced; and
     o    The market reaction to public announcement of transaction.

Joint Ventures
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:
     o    Percentage of assets/business contributed;
     o    Percentage ownership;
     o    Financial and strategic benefits;
     o    Governance structure;
     o    Conflicts of interest;
     o    Other alternatives;
     o    Noncompletion risk.

Liquidations
Vote CASE-BY-CASE on liquidations, taking into account the following:
     o    Management's efforts to pursue other alternatives;
     o    Appraisal value of assets; and
     o    The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

Private Placements/Warrants/Convertible Debentures
Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:
     o    Dilution to existing shareholders' position;
     o    Terms of the offer;
     o    Financial issues;
     o    Management's efforts to pursue other alternatives;
     o    Control issues;
     o    Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs
Vote CASE-BY-CASE on spin-offs, considering:
     o    Tax and regulatory advantages;
     o    Planned use of the sale proceeds;
     o    Valuation of spinoff;
     o    Fairness opinion;
     o    Benefits to the parent company;
     o    Conflicts of interest;
     o    Managerial incentives;
     o    Corporate governance changes;
     o    Changes in the capital structure.

Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:
     o    Prolonged poor performance with no turnaround in sight;
     o    Signs of entrenched board and management;
     o    Strategic plan in place for improving value;
     o    Likelihood of receiving reasonable value in a sale or dissolution; and
     o Whether company is actively exploring its strategic options, including retaining a financial advisor.

6.   State of Incorporation
---------------------------

Control Share Acquisition Provisions
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-out Provisions
Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions
Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-out Provisions
Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions
Vote  AGAINST   proposals  that  ask  the  board  to  consider   non-shareholder
constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes
Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.   Capital Structure
----------------------

Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:
     o    Rationale;
     o Good performance with respect to peers and index on a five-year total shareholder return basis;
     o    Absence of non-shareholder approved poison pill;
     o    Reasonable equity compensation burn rate;
     o    No non-shareholder approved pay plans; and
     o    Absence of egregious equity compensation practices.

Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:
     o It is intended for financing purposes with minimal or no dilution to current shareholders;
     o It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preemptive Rights
Vote CASE-BY-CASE on shareholder  proposals that seek preemptive rights,  taking
into  consideration:   the  size  of  a  company,  the  characteristics  of  its
shareholder base, and the liquidity of the stock.

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:
     o    More simplified capital structure;
     o    Enhanced liquidity;
     o    Fairness of conversion terms;
     o    Impact on voting power and dividends;
     o    Reasons for the reclassification;
     o    Conflicts of interest; and
     o    Other alternatives considered.

Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock
Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:
     o    Adverse governance changes;

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

     o    Excessive increases in authorized capital stock;
     o    Unfair method of distribution;
     o    Diminution of voting rights;
     o    Adverse conversion features;
     o    Negative impact on stock option plans; and
     o    Alternatives such as spin-off.

8.   Executive and Director Compensation
----------------------------------------

Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
     o    The total cost of the company's equity plans is unreasonable;
     o The plan expressly permits the repricing of stock options without prior shareholder approval;
     o    There is a disconnect between CEO pay and the company's performance;
     o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or
     o    The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

Cost of Equity Plans
--------------------
Generally,  vote  AGAINST  equity  plans  if  the  cost  is  unreasonable.   For
non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

Repricing Provisions
--------------------
Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for Performance Disconnect
------------------------------
Generally vote AGAINST plans in which:
     o there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);
     o    the main source of the pay increase (over half) is equity-based, and
     o    the CEO is a participant of the equity proposal.
Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance.

This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

     o The compensation committee has reviewed all components of the CEO's compensation, including the following:
          -    Base salary, bonus, long-term incentives;
          - Accumulative realized and unrealized stock option and restricted stock gains;
          - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;
          - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;
          - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios. (A complete breakdown of pay components also can be found in Disclosure of CEO Compensation
- Tally Sheet.)
     o A tally sheet with all the above components should be disclosed for the following termination scenarios:
          -    Payment if termination occurs within 12 months: $_____;
          -    Payment if "not for cause"  termination  occurs within 12 months:
               $_____;
     o    Payment if "change of control"  termination  occurs  within 12 months:
          $_____.

     o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

     o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(1) or performance-accelerated grants.(2) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

     o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Three-Year Burn Rate/Burn Rate Commitment
Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.


__________________________
^1 Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.
^2 Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation, assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

2006 Proxy Season Burn Rate Table

                                                 Russell 3000                     Non-Russell 3000
                                                 -------------------------------  -------------------------------------
                                                          Standard                           Standard
   GICS    Description                            Mean    Deviation   Mean+STDEV     Mean    Deviation  Mean+STDEV
---------------------------------------------------------------------------------  ------------------------------------
   1010    Energy                                1.53%      0.96%        2.50%       2.03%     2.53%       4.56%
---------------------------------------------------------------------------------  ------------------------------------
   1510    Materials                             1.37%      0.74%        2.11%       2.15%     2.01%       4.16%
-----------------------------------------------------------------------------------------------------------------------
   2010    Capital Goods                         1.84%      1.09%        2.93%       2.74%     2.63%       5.37%
---------------------------------------------------------------------------------  ------------------------------------
   2020    Commercial Services & Supplies        2.73%      1.60%        4.33%       3.43%     4.18%       7.61%
---------------------------------------------------------------------------------  ------------------------------------
   2030    Transportation                        1.76%      1.71%        3.47%       2.18%     2.12%       4.30%
---------------------------------------------------------------------------------  ------------------------------------
   2510    Automobiles & Components              1.97%      1.27%        3.24%       2.23%     2.29%       4.51%
---------------------------------------------------------------------------------  ------------------------------------
   2520    Consumer Durables & Apparel           2.04%      1.22%        3.26%       2.86%     2.48%       5.35%
---------------------------------------------------------------------------------  ------------------------------------
   2530    Hotels Restaurants & Leisure          2.22%      1.09%        3.31%       2.71%     2.46%       5.17%
---------------------------------------------------------------------------------  ------------------------------------
   2540    Media                                 2.14%      1.24%        3.38%       3.26%     2.52%       5.77%
---------------------------------------------------------------------------------  ------------------------------------
   2550    Retailing                             2.54%      1.59%        4.12%       4.01%     4.03%       8.03%
---------------------------------------------------------------------------------  ------------------------------------
   3010,   Food & Staples Retailing              1.82%      1.31%        3.13%       2.20%     2.79%       4.99%
3020, 3030
---------------------------------------------------------------------------------  ------------------------------------
   3510    Health Care Equipment & Services      3.20%      1.71%        4.91%       4.33%     3.20%       7.53%
---------------------------------------------------------------------------------  ------------------------------------
   3520    Pharmaceuticals & Biotechnology       3.70%      1.87%        5.57%       5.41%     4.74%      10.15%
---------------------------------------------------------------------------------  ------------------------------------
   4010    Banks                                 1.46%      1.00%        2.46%       1.38%     1.42%       2.79%
---------------------------------------------------------------------------------  ------------------------------------
   4020    Diversified Financials                3.00%      2.28%        5.28%       4.46%     4.01%       8.47%
---------------------------------------------------------------------------------  ------------------------------------
   4030    Insurance                             1.52%      1.04%        2.56%       2.25%     2.85%       5.10%
---------------------------------------------------------------------------------  ------------------------------------
   4040    Real Estate                           1.30%      1.01%        2.31%       1.12%     1.67%       2.79%
---------------------------------------------------------------------------------  ------------------------------------
   4510    Software & Services                   5.02%      2.98%        8.00%       6.92%     6.05%      12.97%
---------------------------------------------------------------------------------  ------------------------------------
   4520    Technology Hardware & Equipment       3.64%      2.48%        6.11%       4.73%     4.02%       8.75%
---------------------------------------------------------------------------------  ------------------------------------
   4530    Semiconductors & Semiconductor
           Equip.                                4.81%      2.86%        7.67%       5.01%     3.06%       8.07%
---------------------------------------------------------------------------------  ------------------------------------
   5010    Telecommunication Services            2.31%      1.61%        3.92%       3.70%     3.41%       7.11%
---------------------------------------------------------------------------------  ------------------------------------
   5510    Utilities                             0.94%      0.62%        1.56%       2.11%     4.13%       6.24%
---------------------------------------------------------------------------------  ------------------------------------

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years as follows:

---------------------------------- ------------------------------- ------------------------------------------------
Characteristics                    Annual Stock Price Volatility   Premium
---------------------------------- ------------------------------- ------------------------------------------------
High annual volatility             53% and higher                  1 full-value award for 1.5 option shares
---------------------------------- ------------------------------- ------------------------------------------------
Moderate annual volatility         25% - 52%                       1 full-value award for 2.0 option shares
---------------------------------- ------------------------------- ------------------------------------------------
Low annual volatility              Less than 25%                   1 full-value award for 4.0 option shares
---------------------------------- ------------------------------- ------------------------------------------------


Poor Pay Practices
Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHOLD from compensation committee members if the company has poor compensation practices.

Poor compensation practices include, but are not limited to, the following:
     o    Egregious   employment   contracts   including   excessive   severance
          provisions;
     o    Excessive perks that dominate compensation;
     o    Huge bonus payouts without justifiable performance linkage;
     o    Performance metrics that are changed during the performance period;
     o    Egregious SERP (Supplemental Executive Retirement Plans) payouts;
     o    New CEO with overly generous hiring package;
     o    Internal pay disparity;
     o Other excessive compensation payouts or poor pay practices at the company.

Specific Treatment of Certain Award Types in Equity Plan Evaluations:
Dividend Equivalent Rights
Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Transferable Stock Option Awards
For transferable stock option award types within a new equity plan, calculate the cost of the awards by setting their forfeiture rate to zero when comparing to the allowable cap.

In addition, in order to vote FOR plans with such awards, the structure and mechanics of the on-going transferable stock option program must be disclosed to shareholders; and amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Other Compensation Proposals and Policies:
401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.

Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:
     o Director stock ownership guidelines with a minimum of three times the annual cash retainer.
     o    Vesting schedule or mandatory holding/deferral period:
          - A minimum vesting of three years for stock options or restricted stock; or
          -    Deferred  stock  payable  at  the  end of a  three-year  deferral period.
     o    Mix between cash and equity:
          - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
          - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
     o No retirement/benefits and perquisites provided to non-employee directors; and
     o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans
Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Disclosure of CEO Compensation-Tally Sheet
Encourage companies to provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

In addition to the current SEC requirements, the following table sets forth the current minimum standard on CEO pay disclosure according to ISS's guidelines:

------------------------ --------------------------- ---------------------------
Component                Amount Earned/Granted       Description
------------------------ --------------------------- ---------------------------
Base Salary              Current figure              Explanation of any increase
                                                     in base salary
------------------------ --------------------------- ---------------------------
Annual Incentive         Target:                     Explanation  of  specific
                         Actual earned:              performance  measures and
                                                     actual deliverables.

                                                     State amount tied to actual
                                                     performance.

                                                     State  any  discretionary
                                                     bonus.
------------------------ --------------------------- ---------------------------
Component                Amount Earned/Granted       Description
------------------------ --------------------------- ---------------------------
Stock Options            Number granted:             Rationale for  determining
                         Exercise price:             the    number   of   stock
                         Vesting:                    options issued to CEO.
                         Grant value:
                                                     Accumulated       dividend
                                                     equivalents (if any).
------------------------ --------------------------- ---------------------------
Restricted Stock         Number granted:             Performance  based or time
                         Vesting:                    based.
                         Grant value:
                                                     Rationale for  determining
                                                     the  number of  restricted
                                                     stock issued to CEO.

                                                     Accumulated  dividends  on
                                                     vested    and     unvested
                                                     portion.
------------------------ --------------------------- ---------------------------
Performance Shares       Minimum:                    Explanation  of   specific
                         Target:                     performance  measures  and
                         Maximum:                    actual deliverables.
                         Actual earned:
                         Grant value:                Any dividends on unearned
                                                     performance shares.
------------------------ --------------------------- ---------------------------
Deferred compensation    Executive portion:          Provide    structure   and
                         Company match (if any):     terms of program.

                         Accumulated executive       Explanation  of  interest,
                         portion:                    formulas,          minimum
                         Accumulated company         guarantees or  multipliers
                         match (if any):             on deferred compensation.

                                                     Any holding periods on the
                                                     company match portion.

                                                     Funding mechanism.
------------------------ --------------------------- ---------------------------
Supplemental retirement  Actual projected payment    Provide    structure   and
benefit                  obligations                 terms of program.

                                                     Explanation   of  formula,
                                                     additional   credits   for
                                                     years     not      worked,
                                                     multipliers or interest on
                                                     SERPs.

                                                     Funding mechanism.
------------------------ --------------------------- ---------------------------
Executive perquisites    Breakdown  of  the  market  The  types of  perquisites
                         value     of       various  provided.        Examples:
                         perquisites                 company aircraft,  company
                                                     cars, etc.
------------------------ --------------------------- ---------------------------
Gross-ups (if any)       Breakdown of gross-ups for
                         any    pay       component
------------------------ --------------------------- ---------------------------
Severance associated     Estimated  payout  amounts  Single  trigger or  double
with change-in-control   for   cash,   equity   and  trigger.
                         benefits
------------------------ --------------------------- ---------------------------

------------------------ --------------------------- ---------------------------
Severance (Termination   Estimated      payout
scenario  under  "for    amounts   for   cash
cause"  and "not  for    equity  and  benefits
cause")                  under       different
                         scenarios
------------------------ --------------------------- ---------------------------
Post retirement package  Estimated   value  of
                         consulting  agreement
                         and  continuation  of
                         benefits
======================== =========================== ===========================
Estimated Total Package               $
======================== =========================== ===========================

See the remedy for Pay for Performance disconnect for a more qualitative description of certain pay components.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans-- Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
     o    Purchase price is at least 85 percent of fair market value;
     o    Offering period is 27 months or less; and
     o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:
     o    Purchase price is less than 85 percent of fair market value; or
     o    Offering period is greater than 27 months; or
     o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans -- Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
     o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
     o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
     o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;
     o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance  goals to existing  compensation  plans to
comply  with  the   provisions  of  Section   162(m)  unless  they  are  clearly
inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies..

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:
     o    Historic trading patterns;
     o    Rationale for the repricing;

     o    Value-for-value exchange;
     o    Treatment of surrendered options;
     o    Option vesting;
     o    Term of the option;
     o    Exercise price;
     o    Participation.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash
Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote  FOR   non-employee   director   only   equity   plans   which   provide  a
dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Programs of Stock Options
One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:
     o Executive officers and non-employee directors are excluded from participating;
     o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
     o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Shareholder Proposals on Compensation:
Disclosure/Setting Levels or Types of Compensation for Executives and Directors Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote  AGAINST   shareholder   proposals   seeking  to  set  absolute  levels  on
compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Option Repricing
Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Pension Plan Income Accounting
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Performance-Based Awards
Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:
     o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options);
     o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
     o    The triggering mechanism should be beyond the control of management;
     o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
     o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9.   Corporate Responsibility
-----------------------------

Consumer Issues and Public Safety:
Animal Rights
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
     o The company is conducting animal testing programs that are unnecessary or not required by regulation;
     o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
     o The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
     o The company has already published a set of animal welfare standards and monitors compliance;
     o The company's standards are comparable to or better than those of peer firms; and
     o There are no serious controversies surrounding the company's treatment of animals.

Drug Pricing
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
     o    The existing level of disclosure on pricing policies;
     o    Deviation from established industry pricing norms;
     o The company's existing initiatives to provide its products to needy consumers;
     o Whether the proposal focuses on specific products or geographic regions.

Drug Reimportation
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

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Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
     o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;
     o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;
     o Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:
     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
     o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;
     o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS
Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:
     o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;
     o The company's existing healthcare policies, including benefits and healthcare access for local workers;
     o    Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Predatory Lending
Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
     o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;
     o Whether the company has adequately disclosed the financial risks of its subprime business;
     o Whether the company has been subject to violations of lending laws or serious lending controversies;
     o    Peer companies' policies to prevent abusive lending practices.

Tobacco
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:
     o    Whether  the  company   complies   with  all  local   ordinances   and
          regulations;
     o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;
     o    The risk of any health-related liabilities.

Advertising to youth:
     o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;
     o    Whether  the  company  has  gone  as  far  as  peers  in   restricting
          advertising;

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

     o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;
     o    Whether   restrictions   on  marketing  to  youth  extend  to  foreign
          countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:
     o    The percentage of the company's business affected;
     o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:
     o    The percentage of the company's business affected;
     o    The feasibility of a spin-off;
     o    Potential  future   liabilities   related  to  the  company's  tobacco
          business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote  AGAINST  proposals  prohibiting  investment  in  tobacco  equities.   Such
decisions are better left to portfolio managers.

Toxic Chemicals
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:
     o    Current regulations in the markets in which the company operates;
     o Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and
     o    The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Environment and Energy:
Arctic National Wildlife Refuge
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:
     o New legislation is adopted allowing development and drilling in the ANWR region;
     o    The company intends to pursue operations in the ANWR; and
     o The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES Principles
Vote  CASE-BY-CASE  on  proposals  to adopt the CERES  Principles,  taking  into account:
     o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;
     o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;
     o Environmentally conscious practices of peer companies, including endorsement of CERES;
     o    Costs of membership and implementation.

Concentrated Area Feeding Operations (CAFOs)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:
     o The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
     o    The company does not directly source from CAFOs.

Environmental-Economic Risk Report
Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:
     o    The feasibility of financially quantifying environmental risk factors;
     o The company's compliance with applicable legislation and/or regulations regarding environmental performance;
     o    The costs associated with implementing improved standards;
     o The potential costs associated with remediation resulting from poor environmental performance; and
     o    The  current  level  of  disclosure  on  environmental   policies  and
          initiatives.

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Environmental Reports
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Kyoto Protocol Compliance
Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
     o    The company does not maintain operations in Kyoto signatory markets;
     o The company already evaluates and substantially discloses such information; or,
     o Greenhouse gas emissions do not significantly impact the company's core businesses.

Land Use
Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

Nuclear Safety
Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:
     o The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;
     o The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or
     o The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

Operations in Protected Areas
Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:
     o The company does not currently have operations or plans to develop operations in these protected regions; or,
     o The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
     o    The nature of the company's business and the percentage affected;
     o    The extent that peer companies are recycling;
     o    The timetable prescribed by the proposal;
     o    The costs and methods of implementation;
     o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy
In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

Sustainability Report
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:
     o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

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

     o    The  company  has  formally  committed  to  the  implementation  of  a
          reporting   program  based  on  Global   Reporting   Initiative  (GRI)
          guidelines or a similar standard within a specified time frame.

General Corporate Issues:
Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
     o The company is in compliance with laws governing corporate political activities; and
     o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:
     o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and
     o    The public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote  AGAINST   proposals   restricting  the  company  from  making   charitable
contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
     o    The relevance of the issue to be linked to pay;
     o The degree that social performance is already included in the company's pay structure and disclosed;
     o The degree that social performance is used by peer companies in setting pay;
     o Violations or complaints filed against the company relating to the particular social performance measure;
     o Artificial limits sought by the proposal, such as freezing or capping executive pay;
     o    Independence of the compensation committee;
     o    Current company pay levels.

Outsourcing/Offshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:
     o    Risks associated with certain international markets;
     o    The utility of such a report to shareholders;
     o The existence of a publicly available code of corporate conduct that applies to international operations.

Labor Standards and Human Rights:
China Principles
----------------
Vote AGAINST proposals to implement the China Principles unless:
     o There are serious controversies surrounding the company's China operations; and
     o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
     o    The nature and amount of company business in that country;
     o    The company's workplace code of conduct;
     o    Proprietary and confidential information involved;

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

     o    Company compliance with U.S. regulations on investing in the country;
     o    Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
     o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;
     o    Agreements with foreign suppliers to meet certain workplace standards;
     o    Whether company and vendor facilities are monitored and how;
     o    Company participation in fair labor organizations;
     o    Type of business;
     o    Proportion of business conducted overseas;
     o    Countries of operation with known human rights abuses;
     o Whether the company has been recently involved in significant labor and human rights controversies or violations;
     o    Peer company standards and practices;
     o    Union presence in company's international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
     o The company does not operate in countries with significant human rights violations;
     o    The company has no recent human rights controversies or violations; or
     o The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
     o    Company  compliance  with or violations of the Fair  Employment Act of
          1989;
     o Company antidiscrimination policies that already exceed the legal requirements;
     o    The cost and feasibility of adopting all nine principles;
     o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);
     o    The potential for charges of reverse discrimination;
     o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;
     o    The level of the company's investment in Northern Ireland;
     o    The number of company employees in Northern Ireland;
     o    The degree that industry peers have adopted the MacBride Principles;
     o    Applicable   state  and  municipal  laws  that  limit  contracts  with
          companies that have not adopted the MacBride Principles.

Military Business:
Foreign Military Sales/Offsets
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
     o    Whether the company has in the past manufactured landmine components;
     o    Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
     o    What weapons classifications the proponent views as cluster bombs;
     o Whether the company currently or in the past has manufactured cluster bombs or their components;
     o    The percentage of revenue derived from cluster bomb manufacture;
     o    Whether the company's peers have renounced future production.

Nuclear Weapons
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

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Operations in Nations Sponsoring Terrorism (e.g., Iran)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:
     o The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;
     o    Compliance with U.S. sanctions and laws.

Spaced-Based Weaponization
Generally  vote  FOR  reports  on  a  company's   involvement  in   spaced-based
weaponization unless:
     o    The information is already publicly available; or
     o    The disclosures sought could compromise proprietary information.

Workplace Diversity:
Board Diversity
Generally vote FOR reports on the company's efforts to diversify the board, unless:
     o The board composition is reasonably inclusive in relation to companies of similar size and business; or
     o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
     o    The degree of board diversity;
     o Comparison with peer companies; o Established process for improving board diversity;
     o    Existence of independent nominating committee;
     o    Use of outside search firm;
     o    History of EEO violations.

Equal Employment Opportunity (EEO)
Generally  vote  FOR  reports   outlining  the  company's   affirmative   action
initiatives unless all of the following apply:
     o    The company has well-documented equal opportunity programs;
     o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and
     o    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
     o    The  composition  of  senior   management  and  the  board  is  fairly
          inclusive;
     o The company has well-documented programs addressing diversity initiatives and leadership development;
     o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and
     o The company has had no recent, significant EEO-related violations or litigation.

Sexual Orientation
Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.


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10.  Mutual Fund Proxies
------------------------

Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
     o    Past performance as a closed-end fund;
     o    Market in which the fund invests;
     o    Measures taken by the board to address the discount; and
     o Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests
Vote CASE-BY-CASE on proxy contests, considering the following factors:
     o    Past performance relative to its peers;
     o    Market in which fund invests;
     o    Measures taken by the board to address the issues;
     o Past shareholder activism, board activity, and votes on related proposals;
     o    Strategy of the incumbents versus the dissidents;
     o    Independence of directors;
     o    Experience and skills of director candidates;
     o    Governance profile of the company;
     o    Evidence of management entrenchment.

Investment Advisory Agreements
Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:
     o    Proposed and current fee schedules;
     o    Fund category/investment objective;
     o    Performance benchmarks;
     o    Share price performance as compared with peers;
     o    Resulting fees relative to peers;
     o    Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals
Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:
     o    Stated specific financing purpose;
     o    Possible dilution for common shares;
     o    Whether the shares can be used for antitakeover purposes.

1940 Act Policies
Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:
     o    Potential competitiveness;
     o    Regulatory developments;
     o    Current and potential returns; and
     o    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction
Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
     o    The fund's target investments;
     o    The reasons given by the fund for the change; and
     o    The projected impact of the change on the portfolio.

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Change Fundamental Investment Objective to Nonfundamental
Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

Name Change Proposals
Vote CASE-BY-CASE on name change proposals, considering the following factors:
     o    Political/economic changes in the target market;
     o    Consolidation in the target market; and
     o    Current asset composition.

Change in Fund's Subclassification
Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:
     o    Potential competitiveness;
     o    Current and potential returns;
     o    Risk of concentration;
     o    Consolidation in target industry.

Disposition of Assets/Termination/Liquidation
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
     o    Strategies employed to salvage the company;
     o    The fund's past performance;
     o    The terms of the liquidation.

Changes to the Charter Document
Vote CASE-BY-CASE on changes to the charter document, considering the following factors:
     o    The degree of change implied by the proposal;
     o    The efficiencies that could result;
     o    The state of incorporation;
     o    Regulatory standards and implications.

Vote AGAINST any of the following changes:
     o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
     o Removal of shareholder approval requirement for amendments to the new declaration of trust;
     o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
     o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
     o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
     o Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund
Vote CASE-BY-CASE on re-incorporations, considering the following factors:
     o    Regulations of both states;
     o    Required fundamental policies of both states;
     o    The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements
Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:
     o    Fees charged to comparably sized funds with similar objectives;
     o    The proposed distributor's reputation and past performance;
     o    The competitiveness of the fund in the industry;
     o    The terms of the agreement.

Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.

Mergers
Vote CASE-BY-CASE on merger proposals, considering the following factors:
     o    Resulting fee structure;

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     o    Performance of both funds;
     o    Continuity of management personnel;
     o Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds:
Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
     o    Performance of the fund's Net Asset Value (NAV);
     o    The fund's history of shareholder relations;
     o    The performance of other funds under the advisor's management.




















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